Registration No. 02-35570

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

POST-EFFECTIVE AMENDMENT NO. 80 TO

FORM N-1A

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

(Exact name of Registrant as specified in Charter)

The Principal Financial Group

Des Moines, Iowa 50392

(Address of principal executive offices)

Telephone Number (515) 248-3842

Copy to:
MICHAEL D. ROUGHTON	JOHN W. BLOUCH, Esq.
The Principal Financial Group	Drinker Biddle & Reath, LLP
Des Moines, Iowa 50392	1500 K Street, N.W.
Washington, DC 20005-1209

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date), pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☒	on April 30, 2012, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Class 1 and Class 2 Shares

(“the Fund”)

The date of this Prospectus is April 30, 2012.

ACCOUNTS OF THE FUND
Equity Accounts	Asset Allocation Accounts
Diversified International Account (Class 1 & 2)	Asset Allocation Account (Class 1)
Equity Income Account (Class 1 & 2)	Balanced Account (Class 1)
International Emerging Markets Account (Class 1)	Diversified Balanced Account (Class 2)
LargeCap Blend Account II (Class 1 & 2)	Diversified Growth Account (Class 2)
LargeCap Growth Account (Class 1 & 2)	Diversified Income Account (Class 2)
LargeCap Growth Account I (Class 1)	Principal LifeTime Accounts
LargeCap S&P 500 Index Account (Class 1)	2010 Account (Class 1)
LargeCap Value Account (Class 1)	2020 Account (Class 1)
MidCap Blend Account (Class 1 & 2)	2030 Account (Class 1)
Principal Capital Appreciation Account (Class 1 & 2)	2040 Account (Class 1)
Real Estate Securities Account (Class 1 & 2)	2050 Account (Class 1)
SmallCap Blend Account (Class 1)	Strategic Income Account (Class 1)
SmallCap Growth Account II (Class 1 & 2)	Strategic Asset Management Portfolios
SmallCap Value Account I (Class 1 & 2)	Balanced Portfolio (Class 1 & 2)
Conservative Balanced Portfolio (Class 1 & 2)
Fixed-Income Accounts	Conservative Growth Portfolio (Class 1 & 2)
Bond & Mortgage Securities Account (Class 1)	Flexible Income Portfolio (Class 1 & 2)
Bond Market Index Account (Class 1)	Strategic Growth Portfolio (Class 1 & 2)
Government & High Quality Bond Account (Class 1 & Class 2)
Income Account (Class 1 & 2)
Money Market Account (Class 1 & 2)
Short-Term Income Account (Class 1 & 2)

This prospectus describes a mutual fund organized by Principal Life Insurance Company® (“Principal Life”). The Fund provides a choice of investment objectives through the Accounts listed above.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

ACCOUNT SUMMARIES
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account
Bond Market Index Account
Diversified Balanced Account
Diversified Growth Account
Diversified Income Account
Diversified International Account
Equity Income Account
Government & High Quality Bond Account
Income Account
International Emerging Markets Account
LargeCap Blend Account II
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
MidCap Blend Account
Money Market Account
Principal Capital Appreciation Account
Principal LifeTime Accounts
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Principal LifeTime Strategic Income Account
Real Estate Securities Account
Short-Term Income Account
SmallCap Blend Account
SmallCap Growth Account II
SmallCap Value Account I
Strategic Asset Management Portfolios
Balanced Portfolio
Conservative Balanced Portfolio
Conservative Growth Portfolio
Flexible Income Portfolio
Strategic Growth Portfolio
CERTAIN INFORMATION COMMON TO ALL ACCOUNTS
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
PORTFOLIO HOLDINGS INFORMATION
MANAGEMENT OF THE FUND
PRICING OF ACCOUNT SHARES
DIVIDENDS AND DISTRIBUTIONS
TAX INFORMATION
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
ONGOING FEES
GENERAL INFORMATION ABOUT AN ACCOUNT
Frequent Trading and Market Timing (Abusive Trading Practices)
Eligible Purchasers
Shareholder Rights
Purchase of Account Shares
Sale of Account Shares
Restricted Transfers
Financial Statements
FINANCIAL HIGHLIGHTS
APPENDIX A – INDEX ABBREVIATIONS
APPENDIX B – DESCRIPTION OF BOND RATINGS
ADDITIONAL INFORMATION
2

Asset Allocation Account

Objective:	The Account seeks to generate a total investment return consistent with preservation of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.80%
Other Expenses	0.09
Total Annual Account Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account – Class 1	$91	$284	$493	$1,096

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 188.0% of the average value of its portfolio.

Principal Investment Strategies

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency.

Although the Account does not allocate a specific percentage of its assets to a class, over time, the asset mix usually will be within the following ranges:

•	25% to 75% in equity securities;
•	25% to 60% in fixed-income securities; and
•	0% to 40% in money market instruments.

Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. From time-to-time, the Sub-Advisor changes the Account's allocation of assets in various ways, including by asset class, global region, country, economic sector, and currency, in order to keep the portfolio in alignment with its global investment outlook.

The Account may invest up to 25% of its assets in foreign securities. The Account may invest in high yield (commonly known as "junk bonds"; rated BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's) securities. Fixed income securities may include U.S. government securities and U.S. government sponsored securities. The Account may invest in small cap stocks, which as of the most recent calendar year end ranged between $0.0 billion and $5.2 billion, as defined by the Russell 2000® Index, and mid cap stocks, which as of the most recent calendar year end ranged between $0.2 billion and $21.8 billion, as defined by the Russell Midcap Index.

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The Account may actively trade portfolio securities in an attempt to achieve its investment objective.

The Account may utilize derivative strategies. Specifically, the Account may invest in equity index futures to manage the equity exposure, money market futures and government bond futures to manage the fixed-income exposure, and forward currency contracts to hedge currency risk within the portfolio.

Principal Risks

The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future.

4

Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI - EAFE Index NDTR D is used to show international stock performance.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	12.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-12.41%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Asset Allocation Account - Class 1	9.10%	4.19%	3.67%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	3.50

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Morgan Stanley Investment Management Inc.

•	Mark Bavoso (since 2010), Managing Director
•	Cyril Moulle-Berteaux (since 2011), Managing Director

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
5

Balanced Account

Objective:	The Account seeks to generate a total return consisting of current income and capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.60%
Other Expenses	0.06
Total Annual Account Operating Expenses	0.66%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Account – Class 1	$67	$211	$368	$822

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 209.0% of the average value of its portfolio.

Principal Investment Strategies

The Account seeks growth of capital and current income by investing primarily in equity securities and bonds. It may also invest in government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, equity securities generally represent 50% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash. The Account utilizes an asset allocation approach that primarily focuses on asset class allocation (equity versus fixed income) and secondarily growth versus value, domestic versus foreign, and market capitalization size.

The Account may invest in below investment grade securities (rated BB+ or lower by S&P or Ba1 or lower by Moody's, commonly known as "junk bonds"). The Account may invest in small cap stocks, which as of the most recent calendar year end ranged between $0.0 billion and $5.2 billion, as defined by the Russell 2000® Index, and mid cap stocks, which as of the most recent calendar year end ranged between $0.2 billion and $21.8 billion, as defined by the Russell Midcap Index. The account may actively trade securities in an attempt to achieve its objective.

The Account may utilize derivative strategies. Specifically, the Account may invest in equity index futures to manage the equity exposure and Treasury futures to manage the fixed-income exposure.

6

During the fiscal year ended December 31, 2010, the average ratings of the Account's fixed income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

56.58% in securities rated Aaa	5.81% in securities rated Ba	0.03% in securities rated C
5.42% in securities rated Aa	3.35% in securities rated B	0.04% in securities rated D
10.02% in securities rated A	1.94% in securities rated Caa	0.65% in securities not rated
16.09% in securities rated Baa	0.07% in securities rated Ca

Principal Risks

The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

7

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The blended index is used to show the performance of the various asset classes used by the Account. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	12.74%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-17.87%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Balanced Account - Class 1	13.62%	2.23%	2.33%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84
60% S&P 500 Index/40% Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	12.13	4.08	3.53

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and

8

•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts – Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
9

Bond & Mortgage Securities Account

Objective:	The Account seeks to provide current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.44%
Other Expenses	0.01
Total Annual Account Operating Expenses	0.45%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Bond & Mortgage Securities Account - Class 1	$46	$144	$252	$567

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 297.5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in intermediate maturity fixed-income or debt securities rated BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") at the time of purchase, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets; debt securities and taxable municipal bonds; and debt securities issued or guaranteed by foreign governments payable in U.S. dollars. The Account may also invest in foreign securities, and up to 20% of its assets in non-investment grade securities ("junk bonds) which are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's at the time of purchase. Under normal circumstances, the Account maintains an average portfolio duration that is within ±15% or ±0.75 year (whichever is greater) of the duration of the Barclays Capital Aggregate Bond Index, which as of December 31, 2010 was 4.8 years.

The Account may actively trade securities and enter into dollar roll transactions which may involve leverage. The Account may utilize derivative strategies. Specifically, the Account may invest in Treasury futures or interest rate swaps to manage the fixed-income exposure and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. The Account may use forwards to manage its foreign currency exposure.

10

During the fiscal year ended December 31, 2010, the average ratings of the Account’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

52.39% in securities rated Aaa	6.39% in securities rated Ba	0.03% in securities rated C
6.82% in securities rated Aa	5.20% in securities rated B	0.03% in securities rated D
9.40% in securities rated A	2.24% in securities rated Caa	1.16% in securities not rated
16.27% in securities rated Baa	0.07% in securities rated Ca

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Leverage Risk. Leverage created by borrowing or certain types of transactions or investments, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.

Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

11

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	9.32%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-8.24%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Bond & Mortgage Securities Account - Class 1	11.65%	3.91%	4.88%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	William C. Armstrong (since 2000), Portfolio Manager
•	Timothy R. Warrick (since 2000), Portfolio Manager

12

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
13

Bond Market Index Account

Objective: The Account seeks to provide current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.25%
Other Expenses (1)	0.02
Total Annual Account Operating Expenses	0.27%

(1) Other expenses estimated for the year ending December 31, 2012.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Bond Market Index Account - Class 1	28	87

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in debt securities held by the Barclays Capital U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Account employs a passive investment approach designed to attempt to track the performance of the Index. The Account may actively trade portfolio securities. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Barclays Capital U.S. Aggregate Bond Index, which as of December 31, 2011 was 4.95 years.

Principal Risks

The Account may be an appropriate investment for investors interested in investing in a fixed-income mutual fund and preferring a passive, rather than active, management style.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

14

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

No performance is shown because the Account has not yet had a calendar year of performance. The Account’s performance will be benchmarked against the Barclays Capital U.S. Aggregate Bond Index.

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Mellon Capital Management Corporation

•	David C. Kwan (since 2012), Managing Director, Fixed Income Management and Trading
•	Gregg Lee (since 2012), Vice President, Senior Portfolio Manager, Fixed Income
•	Zandra Zelaya (since 2012), Director, Portfolio Manager, Fixed-Income

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
15

Diversified Balanced Account

Objective:	The Account seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.27
Total Annual Account Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Diversified Balanced Account - Class 2	$59	$186	$324	$726

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 20.2% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a fund of funds and invests in underlying funds. In pursuing its investment objective, the Account typically allocates its assets, within predetermined percentage ranges, among three Funds of Principal Funds, Inc. ("PFI") (Institutional class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and two Accounts of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 Shares) - Bond Market Index and LargeCap S&P 500 Index Accounts (together, the "underlying funds"). The Account will generally allocate approximately 50% of its assets to the equity index funds according to U.S. and non-U.S. market capitalizations and approximately 50% to the Bond Market Index Account for intermediate duration. The percentages reflect the extent to which the Account will normally invest in the particular market segment represented by the underlying funds, and the varying degrees of potential investment risk and reward represented by the Account's investments in those market segments and its underlying funds.

Without shareholder approval, Principal Management Corporation ("Principal"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve its investment objective. The assets of the Account will be

16

allocated among underlying funds in accordance with its investment objective, while considering Principal's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds. In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Account will be re-balanced monthly.

The net asset value of the Account's shares is affected by changes in the value of the shares of the underlying funds it owns. The Account's investments are invested in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

Principal Risks

The Account may be an appropriate investment for investors seeking the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

The diversification of the Account is designed to cushion losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

17

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The S&P 500 Index is used to show large cap U.S. equity market. The MSCI – EAFE Index NDTR D is used to show international stock performance. The S&P 400 Midcap Stock Index is used to show mid cap U.S. equity market. The S&P Smallcap 600 Stock Index is used to show small cap U.S. equity market. The custom index is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Balanced Custom Index in the Average Annual Total Returns table are 50% Barclays Capital Aggregate Bond Index, 35% S&P 500 Index, 7% MSCI – EAFE Index NDTR D, 4% S&P 400 Midcap Stock Index, and 4% S&P Smallcap 600 Stock Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

18

Calendar Year Total Returns (%) as of 12/31 each year (Class 2 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	6.79%
Lowest return for a quarter during the period of the bar chart above:	Q2 ‘10	-3.89%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Life of Account (12/30/2009)
Diversified Balanced Account - Class 2	10.20%	10.17%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	6.35
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	13.88
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	8.25
S&P 400 Midcap Stock Index (reflects no deduction for fees, expenses, or taxes)	26.64	24.95
S&P Smallcap 600 Stock Index (reflects no deduction for fees, expenses, or taxes)	26.31	24.50
Diversified Balanced Custom Index (reflects no deduction for fees, expenses, or taxes)	11.70	11.11

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2009), Vice President
•	Randy L. Welch (since 2009), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
19

Diversified Growth Account

Objective:	The Account seeks to provide long-term capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.27
Total Annual Account Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Diversified Growth Account - Class 2	$59	$186	$324	$726

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 13.6% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a fund of funds and invests in underlying funds. In pursuing its investment objective, the Account typically allocates its assets, within predetermined percentage ranges, among three Funds of Principal Funds, Inc. ("PFI") (Institutional class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and two Account of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 Shares) - Bond Market Index and LargeCap S&P 500 Index Accounts (together, the "underlying funds"). The Account will generally allocate approximately 65% of its assets to the equity index funds according to U.S. and non-U.S. market capitalizations and approximately 35% to the Bond Market Index Account for intermediate duration. The percentages reflect the extent to which the Account will normally invest in the particular market segment represented by the underlying funds, and the varying degrees of potential investment risk and reward represented by the Account's investments in those market segments and its underlying funds.

20

Without shareholder approval, Principal Management Corporation ("Principal"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate in order to achieve its investment objective. The assets of the Account will be allocated among underlying funds in accordance with its investment objective, while considering Principal's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds. In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Account will be re-balanced monthly.

The net asset value of the Account's shares is affected by changes in the value of the shares of the underlying funds it owns. The Account's investments are invested in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

Principal Risks

The Account may be an appropriate investment for investors seeking the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

The diversification of the Account is designed to cushion losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

21

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI – EAFE Index NDTR D is used to show international stock performance. The S&P 400 Midcap Stock Index is used to show mid cap U.S. equity market. The S&P Smallcap 600 Stock Index is used to show small cap U.S. equity market. The custom index is used to show the performance of the various asset classes used by the Account, and the Average Annual Total Returns table shows performance of the components of the custom index. The weightings for the Diversified Growth Custom Index in the Average Annual Total Returns table are 45% S&P 500 Index, 35% Barclays Capital Aggregate Bond Index, 10% MSCI – EAFE Index NDTR D, 5% S&P 400 Midcap Stock Index, and 5% S&P Smallcap 600 Stock Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

22

Calendar Year Total Returns (%) as of 12/31 each year (Class 2 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘10	8.57%
Lowest return for a quarter during the period of the bar chart above:	Q2 ‘10	-6.47%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Life of Account (12/30/2009)
Diversified Growth Account - Class 2	11.70%	11.67%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	13.88
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	6.35
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	8.25
S&P 400 Midcap Stock Index (reflects no deduction for fees, expenses, or taxes)	26.64	24.95
S&P Smallcap 600 Stock Index (reflects no deduction for fees, expenses, or taxes)	26.31	24.50
Diversified Growth Custom Index (reflects no deduction for fees, expenses, or taxes)	12.95	12.25

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2009), Vice President
•	Randy L. Welch (since 2009), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
23

Diversified Income Account

Objective:	The Account seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 2
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(1)	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.26
Total Annual Account Operating Expenses	0.57%

(1) Other expenses estimated for the year ending December 31, 2012.

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Diversified Income Account - Class 2	58	183

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. This is a new Account and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

The Account operates as a fund of funds and invests in underlying funds. In pursuing its investment objective, the Account typically allocates its assets, within predetermined percentage ranges, among three Funds of Principal Funds, Inc. ("PFI") (Institutional class shares) - the International Equity Index, MidCap S&P 400 Index, and SmallCap S&P 600 Index Funds - and two Accounts of Principal Variable Contracts Funds, Inc. ("PVC") (Class 1 Shares) - the Bond Market Index and LargeCap S&P 500 Index Accounts (together, the "underlying funds"). The Account will generally allocate approximately 65% of its assets to the Bond Market Index Account for intermediate duration and approximately 35% to the equity index funds according to U.S. and non-U.S. market capitalizations. The percentages reflect the extent to which the Account will normally invest in the particular market segment represented by the underlying funds, and the varying degrees of potential investment risk and reward represented by the Account's investments in those market segments and its underlying funds.

Without shareholder approval, Principal Management Corporation ("Principal"), the manager for PVC and PFI, may alter the percentage ranges and/or substitute or remove underlying funds (including investing in other investment

24

companies) when it deems appropriate in order to achieve its investment objective. The assets of the Account will be allocated among underlying funds in accordance with its investment objective, while considering Principal's outlook for the economy, the financial markets, and the relative market valuations of the underlying funds. In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. The Account will be re-balanced monthly.

The net asset value of the Account's shares is affected by changes in the value of the shares of the underlying funds it owns. The Account's investments are invested in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

Principal Risks

The Account may be an appropriate investment for investors seeking the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

The diversification of the Account is designed to cushion losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

25

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

No performance is shown because the Account has not yet had a calendar year of performance. The Account’s performance will be benchmarked against the Barclays Capital U.S. Aggregate Bond Index.

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2012), Vice President
•	Randy L. Welch (since 2012), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.

26

Diversified International Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.06	0.06
Total Annual Account Operating Expenses	0.89%	1.14%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Diversified International Account - Class 1	$91	$284	$493	$1,096
Diversified International Account - Class 2	116	362	628	1,386

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 110.0% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in equity securities of companies domiciled in any of the nations of the world, including those in countries with emerging markets, which are:

•	companies with their principal place of business or principal office outside the U.S. or
•	companies for which the principal securities trading market is outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Western Europe, Canada, and Australasia; however, the Account may also invest in emerging market securities. The Account will invest in equity securities of small, medium, and large capitalization companies. The Account may actively trade securities.

27

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S., including emerging markets, who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Effective June 30, 2011, the benchmark changed. The Investment Advisor and Sub-Advisor believe the MSCI EAFE Index NDTR D is more widely used for funds in the foreign large blend category than the MSCI ACWI Ex-US Index.

28

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	21.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-24.01%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Diversified International - Class 1 (inception 05/02/1994)	13.18%	2.86%	3.79%
Diversified International - Class 2 (inception 01/08/2007)	12.91	2.58	3.53
MSCI EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	3.50
MSCI ACWI Ex-US Index (reflects no deduction for fees, expenses, or taxes)	11.15	4.82	5.54

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Paul H. Blankenhagen (since 2003), Portfolio Manager
•	Juliet Cohn (since 2004), Managing Director - Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
29

Equity Income Account

Objective:	The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.00	0.00
Total Annual Account Operating Expenses	0.51%	0.76%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Equity Income Account - Class 1	$52	$164	$285	$640
Equity Income Account - Class 2	78	243	422	942

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 23.2% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in dividend-paying equity securities. The Account usually invests in equity securities of companies with large market capitalizations (which as of the most recent calendar year end ranged between $1.6 billion and $364.1 billion, as defined by the S&P 500 Index), but may also invest in equity securities of companies with medium market capitalizations (which as of the most recent calendar year end ranged between $0.2 billion and $21.8 billion, as defined by the Russell Midcap Index). The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account will also invest in real estate investment trusts and securities of foreign issuers.

30

Principal Risks

The Account may be an appropriate investment for investors who seek dividends to generate income or to reinvest for growth and who can accept fluctuations in the value of investments and the risks of investing in real estate investment trust securities and foreign securities.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

31

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.89%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Equity Income Account - Class 1 (inception 04/28/1998)	16.18%	2.75%	6.33%
Equity Income Account - Class 2 (inception 05/01/2001)	15.88	2.50	6.09
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.51	1.28	3.26

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager
•	David W. Simpson (since 2008), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
32

Government & High Quality Bond Account

Objective:	The Account seeks to provide a high level of current income consistent with safety and liquidity.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.00	0.00
Total Annual Account Operating Expenses	0.50%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Government & High Quality Bond Account - Class 1	$51	$160	$280	$628
Government & High Quality Bond Account - Class 2	77	240	417	930

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 79.1% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities. Under normal circumstances, the Account maintains an average portfolio duration between one and 4.5 years. The Account may also invest in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

33

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. On March 1, 2004, the investment policies of the predecessor Fund were modified. As a result, the predecessor Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

34

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘01	4.24%
Lowest return for a quarter during the period of the bar chart above:	Q2 ‘04	-1.26%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Government & High Quality Bond Account - Class 1 (inception 05/06/1993)	5.85%	5.60%	5.27%
Government & High Quality Bond Account - Class 2 (inception 11/06/2001)	5.65	5.34	5.01
Barclays Capital MBS Fixed Rate Index (reflects no deduction for fees, expenses, or taxes)	5.50	6.38	5.91

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
35

Income Account

Objective:	The Account seeks to provide a high level of current income consistent with preservation of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.00	0.00
Total Annual Account Operating Expenses	0.50%	0.75%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Income Account - Class 1	$51	$160	$280	$628
Income Account - Class 2	77	240	417	930

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 17.0% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds") (rated at the time of purchase BB+ or lower by S&P or Ba1 or lower by Moody's). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Barclays Capital Aggregate Bond Index, which as of December 31, 2010 was 4.8 years. The Account may also invest in foreign securities, including those from emerging markets, and real estate investment trust ("REIT") securities.

During the fiscal year ended December 31, 2010, the average ratings of the Account’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

28.58% in securities rated Aaa	35.77% in securities rated Baa	3.12% in securities rated Caa
0.98% in securities rated Aa	5.24% in securities rated Ba	1.73% in securities not rated
15.97% in securities rated A	8.61% in securities rated B

36

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities, and real estate investment trust securities.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

37

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	7.98%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-4.21%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Income Account - Class 1 (inception 05/07/1993)	8.65%	6.64%	6.84%
Income Account - Class 2 (inception 11/06/2001)	8.26	6.38	6.58
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	John R. Friedl (since 2005), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
38

International Emerging Markets Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	1.25%
Other Expenses	0.14
Total Annual Account Operating Expenses	1.39%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
International Emerging Markets Account - Class 1	$142	$440	$761	$1,669

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 102.3% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in equity securities of foreign companies, which are:

•	companies with their principal place of business or principal office in emerging market countries or
•	companies for which their principal securities trading market is an emerging market country.

Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index). These countries generally include every nation in the world except the United States, Canada, Japan, and Australasia, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. The Account will invest in equity securities of small, medium, and large capitalization companies. The Account may actively trade securities.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.

39

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	29.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08	-29.34%

40

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
International Emerging Markets - Class 1	18.67%	12.17%	15.27%
MSCI - Emerging Markets NDTR D Index (reflects no deduction for fees, expenses, or taxes)	18.88	12.78	15.89

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Michael Ade (since 2007), Portfolio Manager
•	Mihail Dobrinov (since 2007), Portfolio Manager
•	Michael L. Reynal (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
41

LargeCap Blend Account II

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.02	0.02
Total Annual Account Operating Expenses	0.77%	1.02%
Fee Waiver(1)	0.02	0.02
Total Annual Account Operating Expenses after Fee Waiver	0.75%	1.00%
(1)	Principal Management Corporation has contractually agreed to limit the Account’s Management Fees through the period ending April 30, 2012. The fee waiver will reduce the Account’s Management Fees by 0.018% (expressed as a percent of average net assets on an annualized basis). This agreement can be terminated by mutual agreement of the parties (Principal Variable Contracts Funds, Inc. and Principal Management Corporation).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Blend Account II - Class 1	$77	$243	$425	$952
LargeCap Blend Account II - Class 2	102	322	561	1,245

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 34.7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of the most recent calendar year end, this range was between approximately $1.6 billion and $364.1 billion)) at the time of purchase. The Account will also invest in securities of foreign issuers.

Employing a "blend" strategy, the Account’s assets are invested in equity securities with both growth and/or value characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Management Corporation invests between 10% and 40% of the Account’s assets in equity securities in an attempt to match or exceed the performance of the Account’s benchmark index by purchasing securities in the index

42

while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account’s benchmark index.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an actively managed portfolio of equity securities, but who prefer investing in larger, established companies.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

43

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.08%
Lowest return for a quarter during the period of the bar chart above:	Q4‘ 08	-21.92%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (05/01/2002)
LargeCap Blend Account II - Class 1 (inception 05/01/2002)	13.25%	2.60%	3.74%
LargeCap Blend Account II - Class 2 (inception 01/08/2007)	12.97	2.35	3.53
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	3.73

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

ClearBridge Advisors, LLC

•	Scott Glasser (since 2009), Senior Portfolio Manager and Managing Director
•	Michael Kagan (since 2009), Senior Portfolio Manager and Managing Director

T. Rowe Price Associates, Inc.

•	Anna M. Dopkin (since 2007), Vice President
•	Ann M. Holcomb (since 2009), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
44

LargeCap Growth Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Total Annual Account Operating Expenses	0.69%	0.94%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Growth Account - Class 1	$70	$221	$384	$859
LargeCap Growth Account - Class 2	96	300	520	1,155

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 61.1% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.2 billion and $364.1 billion)) at the time of purchase. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.

45

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	15.79%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.99%

46

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Growth Account - Class 1 (inception 05/02/1994)	18.38%	2.97%	-0.53%
LargeCap Growth Account - Class 2 (inception 01/08/2007)	18.05	2.71	-0.78
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71	3.75	0.02

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Columbus Circle Investors

•	Thomas J. Bisighini (since 2009), Managing Director/Co-Portfolio Manager
•	Anthony Rizza (since 2005), Senior Managing Director/Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
47

LargeCap Growth Account I

Objective: The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.77%
Other Expenses	0.01
Total Annual Account Operating Expenses	0.78%
Fee Waiver(1)	0.02
Total Annual Account Operating Expenses after Fee Waiver	0.76%
(1)	Principal Management Corporation has contractually agreed to limit the Account’s Management Fees through the period ending April 30, 2012. The fee waiver will reduce the Account’s Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis). This agreement can be terminated by mutual agreement of the parties (Principal Variable Contracts Funds, Inc. and Principal Management Corporation).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Growth Account I - Class 1	$78	$246	$431	$964

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 54.0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with large market capitalizations (those with market capitalization ranges similar to the companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.2 billion and $364.1 billion)) at the time of purchase. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account may also invest in securities of foreign companies.

Principal Management Corporation invests between 10% and 40% of the Account’s assets in equity securities in an attempt to match or exceed the performance of the Account’s benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account’s benchmark index.

48

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	19.90%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.69%

49

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Growth I - Class 1	19.61%	4.57%	1.32%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	16.71	3.75	0.02

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

Brown Advisory, LLC

•	Kenneth M. Stuzin (since 2009), Partner and U.S. Large-Cap Growth Equity Portfolio Manager

T. Rowe Price Associates, Inc.

•	Robert W. Sharps, (since 2004), Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
50

LargeCap S&P 500 Index Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.25%
Other Expenses	0.02
Total Annual Account Operating Expenses	0.27%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap S&P 500 Index Account - Class 1	$28	$87	$152	$343

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 21.1% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies that compose the S&P 500 Index at the time of purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the large cap universe. As of the most recent calendar year end, the market capitalization range of the Index was between approximately $1.6 billion and $364.1 billion. The Account employs a passive investment approach designed to attempt to track the performance of the Index. The Account may utilize derivative strategies. Specifically, the Account invests in index futures and options on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:	“Standard & Poor's 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

51

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.01%

52

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap S&P 500 Index - Class 1	14.67%	2.06%	1.11%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
53

LargeCap Value Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.60%
Other Expenses	0.01
Total Annual Account Operating Expenses	0.61%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap Value Account - Class 1	$62	$195	$340	$762

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 214.6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of the most recent calendar year end ranged between approximately $0.2 billion and $364.1 billion) at the time of purchase. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account may actively trade portfolio securities.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

54

Active Trading Risk. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	15.93%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.55%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap Value Account - Class 1	14.08%	0.61%	2.11%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.51	1.28	3.26

55

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Arild Holm (since 2007), Portfolio Manager
•	Jeffrey A. Schwarte (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
56

MidCap Blend Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Total Annual Account Operating Expenses	0.57%	0.82%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
MidCap Blend Account - Class 1	$58	$183	$318	$ 714
MidCap Blend Account - Class 2	84	262	455	1,014

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 20.9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap® Index (as of the most recent calendar year end, this range was between approximately $0.2 billion and $21.8 billion) at the time of purchase.

The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a

57

deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	18.19%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-23.92%

58

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
MidCap Blend Account - Class 1 (inception 12/18/1987)	24.10%	6.52%	7.48%
MidCap Blend Account - Class 2 (inception 09/09/2009)	23.83	6.23	7.20
Russell Midcap Index (reflects no deduction for fees, expenses, or taxes)	25.48	4.66	6.54

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	K. William Nolin (since 2000), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
59

Money Market Account

Objective:	The Account seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Acquired Fund Fees and Expenses	0.01	0.01
Total Annual Account Operating Expenses	0.46%	0.71%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Money Market Account - Class 1	$47	$148	$258	$579
Money Market Account - Class 2	73	227	395	883

Principal Investment Strategies

The Account seeks to maintain a stable net asset value of $1.00 per share by investing its assets in a portfolio of high quality, short-term money market instruments such as those issued by banks, corporations (U.S. and non-U.S.), municipalities and the U.S. government. Such instruments include certificates of deposit, bankers acceptances, commercial paper, treasury bills, bonds, and shares of other money market funds. The Account maintains a dollar weighted average portfolio maturity of 60 days or less. As with all mutual funds, the value of the Account’s assets may rise or fall.

Principal Risks

The Account may be an appropriate investment for investors seeking monthly dividends without incurring much risk to principal.

An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. The principal risks of investing in the Account, in alphabetical order, are:

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign

60

exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ‘01	1.35%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘10	0.00%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Money Market Account - Class 1 (inception 03/18/1983)	0.00%	2.46%	2.19%
Money Market Account - Class 2 (inception 01/08/2007)	0.00	2.29	1.92
Barclays Capital U.S. Treasury Bellwethers 3 Month Index (reflects no deduction for fees, expenses, or taxes)	0.15	2.50	2.42

61

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Tracy Reeg (since 2004), Portfolio Manager
•	Alice Robertson (since 2000), Trader and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
62

Principal Capital Appreciation Account

Objective:	The Account seeks to provide long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.62%	0.62%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.02	0.02
Total Annual Account Operating Expenses	0.64%	0.89%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal Capital Appreciation Account - Class 1	$65	$205	$357	$798
Principal Capital Appreciation Account - Class 2	91	284	493	1,096

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 13.7% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in equity securities of companies with any market capitalization, but may, have a greater exposure to large market capitalization companies than small or medium capitalization companies.

The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

63

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘01	30.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-25.94%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Principal Capital Appreciation Account - Class 1 (inception 04/28/1998)	15.40%	3.99%	5.88%
Principal Capital Appreciation Account - Class 2 (inception 11/06/2001)	15.11	3.73	5.62
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	2.16

64

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager
•	Philip M. Foreman (since 2002), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
65

Principal LifeTime 2010 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.61
Total Annual Account Operating Expenses	0.65%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Account - Class 1	$66	$208	$362	$810

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 42.1% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real estate investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

66

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

Within 10 to 15 years after its target year, the Account’s underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value. There is no guarantee that this Account will provide adequate income at or through retirement.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

67

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio's securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

68

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Russell 3000 Index is used to show the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market. The MSCI - EAFE Index NDTR D is used to show international stock performance. Performance of a blended index shows how the Fund’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2011, the weightings for the Principal LifeTime 2010 Blended Index were 30.9% Russell 3000 Index, 10.1% MSCI - EAFE Index NDTR D, and 59.0% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.48%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-17.06%

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Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2010 - Class 1	13.93%	2.78%	4.54%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.19
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	5.04
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	6.79
Principal LifeTime 2010 Blended Index (reflects no deduction for fees, expenses, or taxes)	11.32	3.87	4.92

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	David M. Blake (since 2008), Executive Director and Chief Investment Officer of Fixed Income
•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
70

Principal LifeTime 2020 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.63
Total Annual Account Operating Expenses	0.67%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2020 Account - Class 1	$68	$214	$373	$835

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 37.6% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real estate investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

71

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value. There is no guarantee that this Account will provide adequate income at or through retirement.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

72

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts ("REITs") Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

73

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. The MSCI - EAFE Index NDTR D is used to show international stock performance. Performance of a blended index shows how the Account’s performance companies to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2011, the weightings for the Principal Lifetime 2020 Blended Index were 49.0% Russell 3000 Index, 19.85% MSCI - EAFE Index NDTR D, and 31.15% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.15%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-18.82%

74

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2020 - Class 1	15.05%	3.12%	5.18%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	5.04
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.19
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	6.79
Principal LifeTime 2020 Blended Index (reflects no deduction for fees, expenses, or taxes)	12.40	3.56	5.11

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	David M. Blake (since 2008), Executive Director and Chief Investment Officer of Fixed Income
•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
75

Principal LifeTime 2030 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.65
Total Annual Account Operating Expenses	0.69%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2030 Account - Class 1	$70	$221	$384	$859

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 36.2% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real estate investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

76

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value. There is no guarantee that this Account will provide adequate income at or through retirement.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

77

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts ("REITs") Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

78

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The MSCI - EAFE Index NDTR D is used to show international stock performance. The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2011, the weightings for the Principal LifeTime 2030 Blended Index were 54.1% Russell 3000 Index, 23.15% Barclays Capital Aggregate Bond Index, and 22.75% MSCI - EAFE Index NDTR D. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	16.66%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-20.20%

79

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2030 - Class 1	15.40%	2.74%	4.87%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	5.04
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.19
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	6.79
Principal LifeTime 2030 Blended Index (reflects no deduction for fees, expenses, or taxes)	13.04	3.18	5.03

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	David M. Blake (since 2008), Executive Director and Chief Investment Officer of Fixed Income
•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
80

Principal LifeTime 2040 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.03
Acquired Fund (Underlying Fund) Operating Expenses	0.66
Total Annual Account Operating Expenses	0.72%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2040 Account - Class 1	$74	$230	$401	$894

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 41.6% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real estate investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

81

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value. There is no guarantee that this Account will provide adequate income at or through retirement.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

82

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts ("REITs") Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions

83

may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The MSCI - EAFE Index NDTR D is used to show international stock performance. The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2011, the weightings for the Principal LifeTime 2040 Blended Index were 58.6% Russell 3000 Index, 25.8% MSCI - EAFE Index NDTR D, and 15.6% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.52%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.31%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2040 - Class 1	15.81%	2.62%	5.03%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	5.04
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	6.79
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.19
Principal LifeTime 2040 Blended Index (reflects no deduction for fees, expenses, or taxes)	13.48	2.94	5.07

84

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	David M. Blake (since 2008), Executive Director and Chief Investment Officer of Fixed Income
•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
85

Principal LifeTime 2050 Account

Objective:	The Account seeks a total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.05
Acquired Fund (Underlying Fund) Operating Expenses	0.67
Total Annual Account Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2050 Account - Class 1	$77	$240	$417	$930

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 45.1% of the average value of its portfolio.

Principal Investment Strategies

The Account operates as a “target date fund.” It invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real estate investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Account. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

86

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

Within 10 to 15 years after its target year, the Account's underlying fund allocation is expected to match that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders. It is expected that at the target date in the Account’s name, the shareholder will begin gradually withdrawing the account's value. There is no guarantee that this Account will provide adequate income at or through retirement.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

87

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts ("REITs") Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

88

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The MSCI - EAFE Index NDTR D is used to show international stock performance. The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2011, the weightings for the Principal LifeTime 2050 Blended Index were 60.7% Russell 3000 Index, 29.5% MSCI - EAFE Index NDTR D, and 9.8% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	17.92%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.08%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime 2050 - Class 1	16.21%	2.55%	5.01%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	5.04
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	6.79
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.19
Principal LifeTime 2050 Blended Index (reflects no deduction for fees, expenses, or taxes)	13.77	2.94	5.29

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

89

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	David M. Blake (since 2008), Executive Director and Chief Investment Officer of Fixed Income
•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
90

Principal LifeTime Strategic Income Account

Objective:	The Account seeks current income, and as a secondary objective, capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.03%
Other Expenses	0.02
Acquired Fund (Underlying Fund) Operating Expenses	0.55
Total Annual Account Operating Expenses	0.60%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Principal LifeTime Strategic Income Account – Class 1	$61	$192	$335	$750

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 40.5% of the average value of its portfolio.

Principal Investment Strategies

The Account invests in underlying Principal Funds, Inc. (“PFI”) domestic and foreign equity, real estate investments, and fixed-income Funds and other Principal Variable Contracts Funds, Inc. (“PVC”) Accounts according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Account’s asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Account invests in PFI Institutional Class and PVC Class 1 shares of underlying funds. It is managed by Principal Management Corporation (“Principal”); Principal has hired a sub-advisor, Principal Global Investors, LLC (“PGI”), to assist in managing the Account.

Principal, with assistance from PGI, develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges, is also responsible for an active rebalancing strategy designed to identify asset classes that appear attractive over the short term and sets the percentage of Account assets to be allocated to a particular asset class. Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Principal, with assistance from PGI, may shift asset class targets in response to normal evaluative processes, the shortening time horizon of the Account or changes in market forces or Account circumstances. Principal may add, remove, or substitute underlying funds at any time.

91

In selecting underlying funds and target weights, Principal considers both quantitative measures (e.g., past performance, expected levels of risk and returns, expense levels, diversification and style consistency) and qualitative factors (e.g., organizational stability, investment experience, investment and risk management processes, and information, trading, and compliance systems). There are no minimum or maximum percentages of assets that the Account must invest in a specific asset class or underlying fund.

There is no guarantee that this Account will provide adequate income at or through retirement.

Principal Risks

The broad diversification of the Account is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them, and its share prices will fluctuate as the prices of underlying fund shares rise or fall with changing market conditions. If you sell your shares when their value is less than the price you paid, you will lose money. An investment in the Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account that are inherent in the fund of funds, in alphabetical order, are:

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

The principal risks of investing in the Account that are inherent in the underlying funds, in alphabetical order, are:

92

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio's securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

93

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

The Russell 3000 Index is used to show the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market. The MSCI - EAFE Index NDTR D is used to show international stock performance. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. Effective March 31, 2011, the weightings for the Principal LifeTime Strategic Income Blended Index were 18.0% Russell 3000 Index, 4.4% MSCI - EAFE Index NDTR D, and 77.6% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	10.25%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-12.55%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Life of Account (08/30/2004)
Principal LifeTime Strategic Income - Class 1	11.24%	2.55%	3.99%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.19
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	16.93	2.74	5.04
MSCI - EAFE Index NDTR D (reflects no deduction for fees, expenses, or taxes)	7.75	2.46	6.79
Principal LifeTime Strategic Income Blended Index (reflects no deduction for fees, expenses, or taxes)	8.92	5.32	5.64

94

Management

Investment Advisor and Portfolio Managers:

Principal Management Corporation

•	James W. Fennessey (since 2007), Vice President
•	Jeffrey R. Tyler (since 2011), Vice President
•	Randy L. Welch (since 2007), Vice President

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	David M. Blake (since 2008), Executive Director and Chief Investment Officer of Fixed Income
•	Dirk Laschanzky (since 2001), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
95

Real Estate Securities Account

Objective:	The Account seeks to generate a total return.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Total Annual Account Operating Expenses	0.89%	1.14%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Real Estate Securities Account - Class 1	$91	$284	$493	$1,096
Real Estate Securities Account - Class 2	116	362	628	1,386

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 48.0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For this Account’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account will invest in equity securities of small, medium, and large capitalization companies.

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code.

The Account may concentrate its investments (invest more than 25% of its net assets) in securities in the real estate industry.

The Account is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Account’s share price than would occur in a more diversified fund.

96

Principal Risks

The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Industry Concentration (Sector) Risk. A fund that concentrates investments in a particular industry or group of industries (e.g., energy, real estate, technology, financial services) has greater exposure than other funds to market, economic and other factors affecting that industry or sector.

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

97

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	33.51%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-34.16%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Real Estate Securities Account - Class 1 (inception 05/01/1998)	25.70%	4.12%	11.99%
Real Estate Securities Account - Class 2 (inception 01/08/2007)	25.29	3.86	11.73
MSCI US REIT Index (reflects no deduction for fees, expenses, or taxes)	28.48	2.99	10.57

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Real Estate Investors, LLC

•	Matt Richmond (since 2010), Portfolio Manager
•	Kelly D. Rush (since 2000), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
98

Short-Term Income Account

Objective:	The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.02	0.02
Total Annual Account Operating Expenses	0.51%	0.76%
Expense Reimbursement(1)	0.01	0.01
Total Annual Account Operating Expenses after Expense Reimbursement	0.50%	0.75%
(1)	Principal Management Corporation has contractually agreed to reduce the Account’s expenses by 0.01% through the period ending April 30, 2012. This agreement can be terminated by mutual agreement of the parties (Principal Variable Contract Funds, Inc. and Principal Management Corporation).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Short-Term Income Account - Class 1	$51	$162	$284	$639
Short-Term Income Account - Class 2	77	241	421	941

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 85.4% of the average value of its portfolio.

Principal Investment Strategies

The Account invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Rating Service or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±20% of the duration of the Barclays Capital Credit 1-3 year Index which as of December 31, 2010 was 1.9 years. The Account’s investments may also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset-backed securities, and real estate investment trust securities. The Account may invest in securities denominated in foreign currencies and in securities of foreign issuers. The Account may utilize derivative strategies. Specifically, the Account may invest in Treasury futures to manage fixed income exposure.

99

Principal Risks

The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future.

100

Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	3.23%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-2.03%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
Short-Term Income Account - Class 1 (inception 01/12/1994)	4.20%	4.48%	4.59%
Short-Term Income Account - Class 2 (inception 11/06/2001)	4.37	4.23	4.36
Barclays Capital Credit 1-3 Years Index (reflects no deduction for fees, expenses, or taxes)	4.15	5.27	5.09

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	John R. Friedl (since 2010), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Greg L. Tornga (since 2011), Head of Fixed Income and Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
101

SmallCap Blend Account

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class 1
Management Fees	0.85%
Other Expenses	0.03
Acquired Fund Fees and Expenses	0.04
Total Annual Account Operating Expenses	0.92%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Blend Account - Class 1	$94	$293	$509	$1,131

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 69.0% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $5.2 billion)) at the time of purchase.

The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

102

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	25.67%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-26.33%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Blend Account - Class 1	24.26%	1.93%	3.71%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85	4.47	6.33

103

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•	Phil Nordhus (since 2006), Portfolio Manager
•	Brian Pattinson (since 2011), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
104

SmallCap Growth Account II

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.05	0.05
Total Annual Account Operating Expenses	1.05%	1.30%
Fee Waiver(1)	0.02	0.02
Total Annual Account Operating Expenses after Fee Waiver	1.03%	1.28%
(1)	Principal Management Corporation has contractually agreed to limit the Account’s Management Fees through the period ending April 30, 2012. The fee waiver will reduce the Account’s Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). This agreement can be terminated by mutual agreement of the parties (Principal Variable Contracts Funds, Inc. and Principal Management Corporation).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Growth Account II - Class 1	$105	$331	$577	$1,280
SmallCap Growth Account II - Class 2	130	409	710	1,565

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 82.2% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $5.2 billion)) at the time of purchase. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Principal Management Corporation invests between 10% and 40% of the Account’s assets in equity securities in an attempt to match or exceed the performance of the Account’s benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account’s benchmark index.

105

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in equity securities that may have greater risks than equity securities of companies with lower potential for earnings growth.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	28.33%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘01	-37.66%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Growth Account II - Class 1 (inception 05/01/1998)	26.93%	2.40%	-3.28%
SmallCap Growth Account II - Class 2 (inception 01/08/2007)	26.69	2.14	-3.55
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	29.09	5.30	3.78

106

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

Emerald Advisers, Inc.

•	Joseph W. Garner (since 2005), Portfolio Manager and Director of Research
•	Kenneth G. Mertz II (since 1992), Portfolio Manager, Chief Investment Officer, and President
•	Stacey L. Sears (since 2002), Portfolio Manager and Senior Vice President

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
107

SmallCap Value Account I

Objective:	The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	1.09%	1.09%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.04	0.04
Acquired Fund Fees and Expenses	0.12	0.12
Total Annual Account Operating Expenses	1.25%	1.50%
Fee Waiver(1) and Expense Reimbursement(2)	0.14	0.14
Total Annual Account Operating Expenses after Fee Waiver and Expense Reimbursement	1.11%	1.36%
(1)	Principal Management Corporation has contractually agreed to limit the Account’s Management Fees through the period ending April 30, 2012. The fee waiver will reduce the Account’s Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). This agreement can be terminated by mutual agreement of the parties (Principal Variable Contracts Funds, Inc. and Principal Management Corporation).
(2)	Principal Management Corporation has contractually agreed to limit the Account’s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending April 30, 2012. The expense limits will maintain a total level of operating expenses, not including Acquired Fund Fees and Expenses or interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.99% for Class 1 shares and 1.24% for Class 2 shares. This agreement can be terminated by mutual agreement of the parties (Principal Variable Contracts Funds, Inc. and Principal Management Corporation).

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
SmallCap Value Account I - Class 1	$113	$378	$668	$1,495
SmallCap Value Account I - Class 2	138	456	801	1,774

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 63.8% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $4.1 billion)) at the time of purchase. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account's assets may be invested in real estate investment trusts.

Principal Management Corporation invests between 10% and 40% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Account's benchmark index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the Account's benchmark index.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

109

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	23.76%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-25.12%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SmallCap Value Account I - Class 1 (inception 05/01/1998)	26.06%	1.40%	7.41%
SmallCap Value Account I - Class 2 (inception 01/08/2007)	25.81	1.18	7.19
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	24.50	3.52	8.42

Management

Investment Advisor and Portfolio Manager:

Principal Management Corporation

•	Mariateresa Monaco (since 2009), Vice President-Portfolio Manager

Sub-Advisor(s) and Portfolio Manager(s):

J.P. Morgan Investment Management, Inc.

•	Christopher T. Blum (since 2001), Managing Director, Chief Investment Officer of the U.S. Behavioral Finance Group
•	Phillip D. Hart (since 2012), Vice President
•	Dennis S. Ruhl (since 2001), Managing Director, head of the U.S. Behavioral Finance Small Cap Equity Group

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
110

Strategic Asset Management (“SAM”) Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expense	0.64	0.64
Total Annual Account Operating Expenses	0.88%	1.13%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Balanced Portfolio - Class 1	$90	$281	$488	$1,084
Balanced Portfolio - Class 2	115	359	622	1,375

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 36.3% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is one of five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

111

The Portfolio:

•	Generally invests between 20% and 60% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund
•	Generally invests between 40% and 80% of its assets in equity funds, and less than 30% in any one equity fund and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The SAM Portfolios share the same risks but often with different levels of exposure.

The Portfolio has greater exposure than the Flexible Income and Conservative Balanced Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

The Portfolio has less exposure than the Flexible Income and Conservative Balanced Portfolio, indirectly through the underlying funds, to (in alphabetical order):

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

112

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Each of the SAM Portfolios is subject, directly or indirectly through the underlying funds, to (in alphabetical order):

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 60/40 are 60% S&P 500 Index and 40% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

113

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	13.21%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-14.58%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SAM Balanced Portfolio - Class 1 (inception 06/03/1997)	13.61%	4.53%	5.03%
SAM Balanced Portfolio - Class 2 (inception 11/06/2001)	13.34	4.29	4.78
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84
Capital Benchmark (60/40) (reflects no deduction for fees, expenses, or taxes)	12.13	4.08	3.53

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
114

Strategic Asset Management (“SAM”) Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.60	0.60
Total Annual Account Operating Expenses	0.84%	1.09%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Conservative Balanced Portfolio - Class 1	$86	$268	$466	$1,037
Conservative Balanced Portfolio - Class 2	111	347	601	1,329

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 34.4% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is one of five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

115

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Generally invests between 40% and 80% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund
•	Generally invests between 20% and 60% of its assets in equity funds, and less than 30% in any one equity fund and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The SAM Portfolios share the same risks but often with different levels of exposure.

The Portfolio has greater exposure than the Balanced, Conservative Growth and Strategic Growth Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

116

The Portfolio has less exposure than the Balanced, Conservative Growth and Strategic Growth Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Each of the SAM Portfolios is subject, directly or indirectly through the underlying funds, to (in alphabetical order):

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance of the predecessor fund shown above may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies. The predecessor fund’s performance between 1999 and 2003 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The S&P 500 Index is used to show performance of the large cap U.S. equity market. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 40/60 are 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index. The blended or custom index returns

117

reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	11.00%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-10.39%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Balanced Portfolio - Class 1 (inception 04/23/1998)	11.84%	5.08%	5.45%
SAM Conservative Balanced Portfolio - Class 2 (inception 11/06/2001)	11.73	4.83	5.19
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41
Capital Benchmark (40/60) (reflects no deduction for fees, expenses, or taxes)	10.41	4.78	4.42

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
118

Strategic Asset Management (“SAM”) Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.67	0.67
Total Annual Account Operating Expenses	0.91%	1.16%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Conservative Growth Portfolio - Class 1	$ 93	$290	$504	$1,120
Conservative Growth Portfolio - Class 2	118	368	638	1,409

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 42.2% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is one of five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

119

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:

•	Generally invests between 0% and 40% of its assets in fixed-income funds, and less than 30% in any one fixed-income fund
•	Generally invests between 60% and 100% of its assets in equity funds, and less than 40% in any one equity fund and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Agency or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The SAM Portfolios share the same risks but often with different levels of exposure.

The Portfolio has greater exposure than the Flexible Income and Conservative Balanced Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

The Portfolio has less exposure than the Flexible Income and Conservative Balanced Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

120

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Each of the SAM Portfolios is subject, directly or indirectly through the underlying funds, to (in alphabetical order):

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The Barclays Capital Aggregate Bond Index is used to show performance of domestic, taxable fixed-income securities. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 80/20 are 80% S&P 500 Index and 20% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

121

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	14.61%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-19.24%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SAM Conservative Growth Portfolio - Class 1 (inception 06/03/1997)	15.22%	3.50%	4.07%
SAM Conservative Growth Portfolio - Class 2 (inception 11/06/2001)	14.92	3.24	3.81
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84
Capital Benchmark (80/20) (reflects no deduction for fees, expenses, or taxes)	13.68	3.25	2.53

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
122

Strategic Asset Management (“SAM”) Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.57	0.57
Total Annual Account Operating Expenses	0.81%	1.06%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio - Class 1	$ 83	$259	$450	$1,002
Flexible Income Portfolio - Class 2	108	337	585	1,294

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 31.5% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is one of five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

123

The Portfolio:

•	Generally invests between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund
•	Generally invests between 5% and 45% of its assets in equity funds, and less than 30% in any one equity fund and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund

The Portfolio may temporarily exceed these percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The SAM Portfolios share the same risks but often with different levels of exposure.

The Portfolio has greater exposure than the Balanced, Conservative Growth and Strategic Growth Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

The Portfolio has less exposure than the Balanced, Conservative Growth and Strategic Growth Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

124

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Each of the SAM Portfolios is subject, directly or indirectly through the underlying funds, to (in alphabetical order):

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses. Performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

The S&P 500 Index is used to show performance of the large cap U.S. equity market. Performance of a blended index shows how the Account’s performance compares to an index with similar investment objectives, and performance of the components of the blended index are also shown. The weightings for Capital Benchmark 25/75 are 25% S&P 500 Index are 75% Barclays Capital Aggregate Bond Index. The blended or custom index returns reflect the weightings as of the most recent period for which fund returns are disclosed and do not reflect previous weightings of the blended or custom index returns.

125

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	10.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-6.95%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SAM Flexible Income Portfolio - Class 1 (inception 09/09/1997)	10.51%	5.32%	5.64%
SAM Flexible Income Portfolio - Class 2 (inception 11/06/2001)	10.26	5.06	5.38
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54	5.80	5.84
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41
Capital Benchmark (25/75) (reflects no deduction for fees, expenses or taxes)	9.03	5.22	5.01

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
126

Strategic Asset Management (“SAM”) Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did. The Account operates as a fund of funds and thus bears both its own expenses and, indirectly, its proportionate share of the expenses of the underlying funds in which it invests.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses	0.01	0.01
Acquired Fund (Underlying Fund) Operating Expenses	0.69	0.69
Total Annual Account Operating Expenses	0.93%	1.18%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Strategic Growth Portfolio - Class 1	$95	$296	$515	$1,143
Strategic Growth Portfolio - Class 2	120	375	649	1,432

Portfolio Turnover

As a fund of funds, the Account does not pay transaction costs, such as commissions, when it buys and sells shares of underlying funds (or “turns over” its portfolio). An underlying fund does pay transaction costs when it buys and sells portfolio securities, and a higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual account operating expenses or in the examples, affect the performance of the underlying fund and the Account. During its most recent fiscal year, the Account's portfolio turnover rate was 51.7% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is one of five Strategic Asset Management ("SAM") Portfolios: Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-income funds and specialty funds ("Underlying Funds"); the Sub-Advisor generally categorizes the Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

127

The Portfolio:

•	Generally invests between 0% and 25% of its assets in fixed-income funds, and less than 25% in any one fixed-income fund
•	Generally invests between 75% and 100% of its assets in equity funds, and less than 50% in any one equity fund and
•	Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund

The Portfolio may temporarily exceed the applicable percentage ranges for short periods, and the Sub-Advisor may alter the percentage ranges when it deems appropriate.

Principal Risks

The broad diversification of the Portfolio is designed to cushion severe losses in any one investment sector and moderate overall price volatility. However, the Portfolio is subject to the particular risks of the Underlying Funds in which it invests, and its share prices and performance will fluctuate with the shares prices and performance of the Underlying Funds. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. If you sell your shares when their value is less than the price you paid, you will lose money.

The SAM Portfolios share the same risks but often with different levels of exposure.

The Portfolio has greater exposure than the Flexible Income and Conservative Balanced Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

The Portfolio has less exposure than the Flexible Income and Conservative Balanced Portfolios, indirectly through the underlying funds, to (in alphabetical order):

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Preferred Securities Risk. Preferred securities are junior subordinated securities in a company’s capital structure and therefore can be subject to greater credit and liquidation risk. An issuer of preferred securities could redeem the security prior to the stated maturity date and reduce the return of the security.

128

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Each of the SAM Portfolios is subject, directly or indirectly though the underlying funds, to (in alphabetical order):

Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.

Conflict of Interest Risk. The Advisor and its affiliates earn different fees from different underlying funds and may have an incentive to allocate more fund-of-fund assets to underlying funds from which they receive higher fees.

Investment Company Securities Risk. Fund shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the fund invests.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account’s performance from year to year and by showing how the Account’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Performance reflects the performance of the predecessor fund. The predecessor fund’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the predecessor fund’s expenses. Performance reflects the performance of the predecessor fund, and performance of the Class 2 shares for periods prior to inception of the class reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.

129

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	16.85%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.38%

Average Annual Total Returns (%)
For the periods ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
SAM Strategic Growth Portfolio - Class 1 (inception 06/03/1997)	16.40%	2.84%	3.32%
SAM Strategic Growth Portfolio - Class 2 (inception 11/06/2001)	16.18	2.59	3.09
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06	2.29	1.41

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Edge Asset Management, Inc.

•	Charles D. Averill (since 2010), Portfolio Manager
•	Jill R. Cuniff (since 2010), President and Portfolio Manager
•	Todd A. Jablonski (since 2010), Portfolio Manager

For Important Information About:

•	taxes, please turn to “Certain Information Common to all Accounts - Tax Information” at page ___ of the Prospectus and
•	financial intermediary compensation, please turn to “Certain Information Common to all Accounts - Payments to Broker-Dealers and Other Financial Intermediaries” at page ___ of the Prospectus.
130

CERTAIN INFORMATION COMMON TO ALL ACCOUNTS

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Each Account's investment objective is described in the summary section for each Account. The summary section also describes each Account's principal investment strategies, including the types of securities in which the Account invests, and the principal risks of investing in the Account. The principal investment strategies are not the only investment strategies available to the Account, but they are the ones the Account primarily uses to achieve its investment objective.

The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The investment strategies identified in this section provide specific information about the Account, but there are some general principles Principal Management Corporation (“Principal”) and/or the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, Principal and/or the sub-advisors may consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, and the current price of its securities relative to their perceived worth and relative to others in its industry. When making decisions about whether to buy or sell fixed-income investments, Principal and/or the sub-advisors may consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.

Each Account is designed to be a portion of an investor's portfolio. No Account is intended to be a complete investment program. Investors should consider the risks of the Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in the Account.

The following table lists each Account and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable to each Account. The risks described below for the Accounts that operate as fund of funds - Principal LifeTime Accounts, the Strategic Asset Management ("SAM") Portfolios, Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account - are risks at the fund of funds level. These Accounts are also subject to the risks of the underlying funds in which they invest. An Account is subject to Risk of Being an Underlying Fund to the extent that a fund of funds invests in the Account. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks. The term “Account,” as used in this section, includes any of the underlying funds of Principal Funds, Inc. in which the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Growth Account, or Diversified Income Account may invest from time to time, at the discretion of Principal or the Sub-Advisor.

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INVESTMENT STRATEGIES AND RISKS	ASSET ALLOCATION	BALANCED	BOND MARKET INDEX	BOND & MORTGAGE SECURITIES	DIVERSIFIED BALANCED	DIVERSIFIED GROWTH
Asset-Backed Securities & Mortgage-Backed Securities	Non-Principal	Principal	Principal	Principal	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Derivatives	Principal	Principal	Non-Principal	Principal	Not Applicable	Not Applicable
Equity Securities	Principal	Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Fixed-Income Securities	Principal	Principal	Principal	Principal	Not Applicable	Not Applicable
Foreign Securities	Principal	Non-Principal	Non-Principal	Principal	Not Applicable	Not Applicable
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal	Principal
Hedging	Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
High Yield Securities	Principal	Principal	Not Applicable	Principal	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable(2)	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Non-Principal	Non-Principal	Principal	Not Applicable	Not Applicable
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Non-Principal	Principal	Not Applicable	Not Applicable
Portfolio Turnover	Principal	Principal	Non-Principal	Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Real Estate Securities	Non-Principal	Not Applicable	Principal	Principal	Not Applicable	Not Applicable
Repurchase Agreements	Non-Principal	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Capitalization Companies	Principal	Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Underlying Funds	Not Applicable	Not Applicable	Principal	Principal	Not Applicable	Not Applicable
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2) The Index Account may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

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INVESTMENT STRATEGIES AND RISKS	DIVERSIFIED INCOME	DIVERSIFIED INTERNATIONAL	EQUITY INCOME	GOVERNMENT & HIGH QUALITY BOND	INCOME
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Principal
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Convertible Securities	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Derivatives	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Not Applicable	Principal	Principal	Not Applicable	Non-Principal
Exchange Traded Funds (ETFs)	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Fixed-Income Securities	Not Applicable	Non-Principal	Non-Principal	Principal	Principal
Foreign Securities	Not Applicable	Principal	Principal	Not Applicable	Principal
Fund of Funds	Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Leverage	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Real Estate Investment Trusts	Not Applicable	Non-Principal	Principal	Non-Principal	Principal
Real Estate Securities	Not Applicable	Non-Principal	Principal	Principal	Principal
Repurchase Agreements	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Small and Medium Capitalization Companies	Not Applicable	Principal	Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Principal	Principal	Principal	Principal
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.
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INVESTMENT STRATEGIES AND RISKS	INTERNATIONAL EMERGING MARKETS	LARGECAP BLEND II	LARGECAP GROWTH	LARGECAP GROWTH I	LARGECAP S&P 500 INDEX	LARGECAP VALUE
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal	Non-Principal
Equity Securities	Principal	Principal	Principal	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Foreign Securities	Principal	Principal	Non-Principal	Principal	Not Applicable	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable(2)	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Small and Medium Capitalization Companies	Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Principal	Principal	Principal	Principal
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.
(2)	The Index Account may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.
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INVESTMENT STRATEGIES AND RISKS	MIDCAP BLEND	MONEY MARKET	PRINCIPAL CAPITAL APPRECIATION	PRINCIPAL LIFETIME 2010	PRINCIPAL LIFETIME 2020	PRINCIPAL LIFETIME 2030
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Derivatives	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Equity Securities	Principal	Not Applicable	Principal	Not Applicable	Not Applicable	Not Applicable
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Fixed-Income Securities	Non-Principal	Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Foreign Securities	Non-Principal	Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Principal	Principal	Principal
Hedging	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
High Yield Securities	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Leverage	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Not Applicable	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Real Estate Investment Trusts	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Real Estate Securities	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Royalty Trusts	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Small and Medium Capitalization Companies	Principal	Not Applicable	Principal	Not Applicable	Not Applicable	Not Applicable
Temporary Defensive Measures	Non-Principal	Not Applicable	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Underlying Funds	Principal	Not Applicable	Principal	Not Applicable	Not Applicable	Not Applicable
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.
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INVESTMENT STRATEGIES AND RISKS	PRINCIPAL LIFETIME 2040	PRINCIPAL LIFETIME 2050	PRINCIPAL LIFETIME STRATEGIC INCOME	REAL ESTATE SECURITIES	SAM BALANCED	SAM CONSERVATIVE BALANCED
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Derivatives	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Equity Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Exchange Traded Funds (ETFs)	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Fixed-Income Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Foreign Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Fund of Funds	Principal	Principal	Principal	Not Applicable	Principal	Principal
Hedging	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Leverage	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer and Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Real Estate Investment Trusts	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Real Estate Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Repurchase Agreements	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Royalty Trusts	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Capitalization Companies	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
Temporary Defensive Measures	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable	Not Applicable
Underlying Funds	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable	Not Applicable
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.
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INVESTMENT STRATEGIES AND RISKS	SAM CONSERVATIVE GROWTH	SAM FLEXIBLE INCOME	SAM STRATEGIC GROWTH	SHORT-TERM INCOME	SMALLCAP BLEND
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Derivatives	Not Applicable	Not Applicable	Not Applicable	Principal	Non-Principal
Equity Securities	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Principal
Exchange Traded Funds (ETFs)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Fixed-Income Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Non-Principal
Foreign Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Non-Principal
Fund of Funds	Principal	Principal	Principal	Not Applicable	Not Applicable
Hedging	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Leverage	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Liquidity Risk(1)	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Real Estate Investment Trusts	Not Applicable	Not Applicable	Not Applicable	Principal	Non-Principal
Real Estate Securities	Not Applicable	Not Applicable	Not Applicable	Principal	Non-Principal
Repurchase Agreements	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Royalty Trusts	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Small and Medium Capitalization Companies	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Principal
Temporary Defensive Measures	Not Applicable	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Not Applicable	Not Applicable	Principal	Not Applicable
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.
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INVESTMENT STRATEGIES AND RISKS	SMALLCAP GROWTH II	SMALLCAP VALUE I
Asset-Backed Securities & Mortgage-Backed Securities	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate Interests)	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal
Equity Securities	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable
Hedging	Non-Principal	Non-Principal
High Yield Securities	Not Applicable	Not Applicable
Index Funds	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Not Applicable
Portfolio Turnover	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Principal
Real Estate Securities	Non-Principal	Non-Principal
Repurchase Agreements	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal
Small and Medium Capitalization Companies	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Not Applicable
(1)	These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Asset-Backed Securities and Mortgage-Backed Securities

Asset-backed securities (“ABS”) are fixed income instruments secured by and payable from assets such as installment sales or loan contract (such as auto, home equity, or student loans) receivables, leases, credit card receivables, and other receivables. Mortgage-backed securities (“MBS”) represent interests in underlying pools of mortgages. Some can be commercial mortgage-backed securities, which are secured by commercial or multi-family properties (“CMBS”). Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions

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result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Bank Loans (also known as Senior Floating Rate Interests)

Bank loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

Convertible Securities

Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives

A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are

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derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements (not as a principal investment strategy), which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction Principal Management Corporation (“Principal”) and/or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;
•	the possibility that the counterparty may fail to perform its obligations; and
•	the inability to close out certain hedged positions to avoid adverse tax consequences.

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Forward and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.

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For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Some of the risks associated with options include imperfect correlation, counterparty risk, and an insufficient liquid secondary market for particular options.

Equity Securities

Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Exchange Traded Funds ("ETFs")

Generally, ETFs invest in a portfolio of securities, but they may also invest in other assets, such as precious metals, commodities, securities indices, government bonds, or currencies. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include investment grade corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•	Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income.
•	Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. To the extent that the mortgages underlying mortgage-backed securities are "sub-prime mortgages" (mortgages granted to borrowers whose credit histories would not support conventional mortgages), the risk of default is higher.
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Foreign Securities

Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or
•	companies for which the principal securities trading market is outside the U.S.

Depending on the fund, the fund may invest in securities of developed markets, developing (also called "emerging") markets, or both. Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.

Investments in companies of developing (also called "emerging") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

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•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Fund of Funds

The performance and risks of the Diversified Balanced Account, the Diversified Growth Account, the Diversified Income Account and each Principal LifeTime Account and Strategic Asset Management ("SAM") Portfolio (singly, "a fund of funds" and collectively, "the funds of funds") directly correspond to the performance and risks of the underlying funds in which the Account or Portfolio invests. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more the funds of funds allocate to stock funds, the greater the expected risk.

As of December 31, 2010, the assets of the Diversified Balanced Account, the Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and SAM Portfolios were allocated among the underlying funds as identified in the tables below.

Underlying Fund	Diversified Balanced Account	Diversified Growth Account	Diversified Income Account(1)
Bond Market Index Fund (2)	50.2%	35.2%
International Equity Index Fund	6.8%	9.8%
LargeCap S&P 500 Index Account	35.0%	45.0%
MidCap S&P 400 Index Fund	4.0%	5.0%
SmallCap S&P 600 Index Fund	4.0%	5.0%
Total	100.0%	100.0%

(1) This is a new Account and past allocations are not yet available.

(2) Upon the effectiveness of the Bond Market Index Account, these funds of funds will invest in the Bond Market Index Account rather than the Bond Market Index Fund.

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Underlying Fund	Principal LifeTime 2010 Account	Principal LifeTime 2020 Account	Principal LifeTime 2030 Account	Principal LifeTime 2040 Account	Principal LifeTime 2050 Account	Principal LifeTime Strategic Income Account
Bond & Mortgage Securities Account	11.9%	10.3%	5.9%	3.1%	1.2%	17.3%
Bond Market Index Fund	3.1%	2.5%	1.5%	1.0%	0.5%	4.7%
Core Plus Bond Fund I	11.6%	10.0%	5.7%	3.0%	1.3%	16.5%
Diversified Real Asset Fund	3.9%	2.7%	1.8%	1.5%	1.2%	4.8%
Global Diversified Income Fund	3.7%	0.0%	—	—	—	6.3%
Global Real Estate Securities Fund	—	0.0%	0.1%	0.1%	0.1%	—
High Yield Fund I	4.1%	5.6%	5.3%	5.2%	5.3%	2.0%
Inflation Protection Fund	4.3%	0.0%	—	—	—	12.3%
International Emerging Markets Fund	2.4%	3.4%	4.3%	4.5%	4.8%	1.0%
International Equity Index Fund	1.9%	2.3%	1.5%	3.0%	3.6%	0.9%
International Fund I	2.3%	3.1%	3.7%	4.2%	4.5%	1.1%
International Growth Fund	3.3%	5.1%	5.6%	5.7%	5.9%	1.4%
International Value Fund I	3.3%	4.8%	5.6%	5.9%	6.1%	1.5%
LargeCap Growth Account	3.6%	4.6%	6.1%	6.6%	7.1%	1.6%
LargeCap Growth Account I	7.9%	10.1%	12.2%	13.0%	14.1%	3.5%
LargeCap S&P 500 Index Account	5.5%	6.9%	8.3%	9.3%	8.9%	2.2%
LargeCap Value Account	3.5%	4.5%	5.6%	5.9%	6.3%	1.6%
LargeCap Value Fund I	6.5%	8.9%	10.1%	11.5%	12.2%	2.8%
MidCap Growth Fund III	1.6%	1.8%	2.4%	2.5%	2.7%	0.9%
MidCap Value Fund I	1.3%	1.6%	2.2%	2.4%	2.6%	1.0%
Preferred Securities Fund	3.6%	3.1%	2.5%	2.6%	2.2%	2.8%
Real Estate Securities Account	2.8%	3.8%	4.4%	3.4%	3.4%	—
Short-Term Income Account	4.2%	—	—	—	—	12.1%
SmallCap Growth Fund I	1.9%	3.0%	2.8%	3.2%	3.6%	0.9%
SmallCap Value Fund II	1.8%	1.9%	2.4%	2.4%	2.4%	0.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

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Underlying Fund	Balanced Portfolio	Conservative Balanced Portfolio	Conservative Growth Portfolio	Flexible Income Portfolio	Strategic Growth Portfolio
Diversified International Account	9.3%	6.5%	12.0%	3.1%	13.6%
Diversified Real Asset Fund	—	—	2.1%	—	—
Equity Income Account	20.1%	11.8%	23.0%	9.3%	23.0%
Global Diversified Income Fund	2.0%	3.1%	—	6.0%	—
Global Real Estate Securities Fund	0.5%	0.4%	1.0%	1.1%	2.0%
Government & High Quality Bond Account	12.9%	19.6%	5.5%	23.6%	0.5%
High Yield Fund	3.3%	4.3%	2.2%	5.5%	—
Income Account	12.0%	18.5%	5.0%	23.3%	—
Inflation Protection Fund	0.8%	0.9%	—	—	—
International Emerging Markets Account	2.8%	1.9%	3.2%	1.1%	4.7%
LargeCap Blend Fund II	2.5%	2.4%	3.0%	1.5%	4.9%
LargeCap Growth Account	5.8%	4.2%	6.1%	1.0%	8.0%
LargeCap Growth Fund II	2.6%	1.0%	3.4%	1.0%	4.0%
LargeCap Value Account III	5.8%	4.8%	10.0%	3.6%	8.6%
MidCap Blend Account	2.6%	1.6%	4.3%	1.6%	4.7%
MidCap Growth Fund III	1.0%	1.1%	1.5%	—	3.6%
Money Market Account	0.0%	—	0.0%	—	—
Preferred Securities Fund	2.5%	3.8%	1.0%	6.4%	—
Principal Capital Appreciation Account	7.3%	6.4%	9.1%	1.4%	13.2%
Real Estate Securities Account	0.4%	0.3%	0.4%	1.6%	0.7%
Short-Term Income Account	1.4%	5.0%	0.6%	7.9%	0.0%
SmallCap Growth Fund	—	—	0.5%	—	—
SmallCap Growth Fund I	2.6%	1.0%	3.9%	0.3%	4.9%
SmallCap Value Fund	1.8%	1.4%	2.2%	0.7%	2.6%
SmallCap Value Fund II	—	—	—	—	1.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Each fund of funds indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the Underlying Funds.

If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; choosing an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the Account wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the Account may hold such portfolio securities until its sub-advisor determines that it is appropriate to dispose of them.

Hedging

The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-

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Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

High Yield Securities

Debt securities rated at the time of purchase BB+ or lower by Standard & Poor's Ratings Services or Ba1 or lower by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor are sometimes referred to as high yield or "junk bonds" and are considered speculative; such securities could be in default at time of purchase. Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.

Index Funds

Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.

Industry Concentration

A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry or sector (or group of industries or sectors) is more exposed to the overall condition of the particular industry or sector than a fund that invests in a wider variety of industries or sectors. A particular industry or sector could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry or sector could react similarly to such factors. As a result, a fund’s concentration in a particular industry or sector would increase the possibility that the fund’s performance will be affected by such factors.

Initial Public Offerings ("IPOs")

An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high

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transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Leverage

If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

•	Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.
•	Passive Management: Index funds use a passive, or indexing, investment approach. Index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and options on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk

The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial

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leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.

Master Limited Partnerships

Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.

Municipal Obligations and AMT-Subject Bonds

The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Information" for a discussion of the tax consequences of investing in the fund.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.

Portfolio Turnover

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.

No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests.

Preferred Securities

Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. In certain circumstances, an issuer of preferred securities may redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential

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rewards of investing in a fund that invests in preferred securities are more similar to those associated with a bond fund than a stock fund.

Real Estate Investment Trusts

Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities

Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets and mining, lumber and paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Repurchase Agreements

Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Royalty Trusts

A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

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Small and Medium Capitalization Companies

Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

From time to time, as part of its investment strategy, each fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

The Money Market Account may invest in high-quality money market securities at any time.

Underlying Funds

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account as of December 31, 2010.*

Bond & Mortgage Securities Account	10.96%
Diversified International Account	28.74%
Equity Income Account	55.66%
Government & High Quality Bond Account	45.08%
Income Account	89.83%
International Emerging Markets Account	24.31%
LargeCap Growth Account	52.34%
LargeCap Growth Account I	15.77%
LargeCap S&P 500 Index Account	65.79%

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LargeCap Value Account	10.77%
MidCap Blend Account	8.43%
Money Market Account	0.07%
Principal Capital Appreciation Account	78.07%
Real Estate Securities Account	16.62%
Short-Term Income Account	20.63%

*The Diversified Income Account is a new Account and the anticipated allocations to its underlying funds are not reflected in this table.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND

The Manager

Principal Management Corporation (“Principal”) serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, 650 8th Street, Des Moines, Iowa 50392.

Principal provides investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, SmallCap Growth Account II, and SmallCap Value Account I. The remaining assets in each of these Accounts will be managed by the sub-advisor(s) named in the prospectus.

Principal provides these investment advisory services through a portfolio manager who functions as a co-employee of Principal and Principal Global Investors, LLC ("PGI") under an investment service agreement. Through the agreement, the portfolio manager has access to PGI's equity management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff. This portfolio manager also has access to PGI's trading staff and trade execution capabilities along with PGI's order management system, pre- and post-trade compliance system, portfolio accounting system and performance attribution and risk management system. Mariateresa Monaco is the lead portfolio manager for the 10-40% of the assets to which Principal provides investment advisory services.

Mariateresa Monaco. Ms. Monaco has worked as a portfolio manager for Principal since 2009. Previously, she worked as a portfolio manager for Principal Global Investors, LLC, where she worked as a portfolio manager since 2005. She earned a master’s degree in Electrical Engineering from Politecnico di Torino, Italy, a master’s degree in Electrical Engineering from Northeastern University, and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

Principal provides investment advisory services to the Diversified Balanced, Diversified Growth, and Diversified Income Accounts. The portfolio managers are James W. Fennessey and Randy L. Welch. They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging PGI as a sub-advisor to assist in providing those investment advisory services. The portfolio managers Principal has appointed for each Principal LifeTime Account are James Fennessey, Jeffrey Tyler, and Randy Welch. The portfolio managers PGI has appointed for each Principal LifeTime Account are David Blake and Dirk Laschanzky. Messrs. Fennessey, Tyler, Welch, Blake, and Laschanzky work as a team, sharing day-to-day management of the Principal LifeTime Accounts; however, Mr. Tyler has ultimate decision making authority.

James W. Fennessey. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a B.S. in Business Administration,

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with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Jeffrey R. Tyler. Mr. Tyler joined Principal in 2011. Prior to that, Mr. Tyler was the Chief Investment Officer at EXOS Partners. From 1988-2009, Mr. Tyler was a Senior Vice President, Senior Portfolio Manager, and Manager of Taxable Fixed Income for American Century. He earned a B.A. in business economics and accounting from the University of California, Santa Barbara and a Master of Management in finance and economics from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Tyler has earned the right to use the Chartered Financial Analyst designation.

Randy L. Welch. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an M.B.A. from Drake University.

Cash Management Program

Each account has cash available in its portfolios to meet redemption requests and to pay expenses. Additionally, accounts receive cash flows when shareholders purchase shares. Principal will invest the cash, which comprises a very small portion of the accounts’ portfolios, in money market investments and in stock index futures contracts based on the account’s market cap to gain exposure to the market. Stock index futures provide returns similar to those of common stocks. Principal believes that, over the long term, this strategy will enhance the investment performance of the Accounts. Principal will implement a cash management program for the following Accounts: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I.

The Sub-Advisors

Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service to the portion of the assets of a specific Account or Portfolio allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

Some of the Sub-Advisors may enter into co-employee agreements, investment service agreements, dual employee agreements, or other similar agreements with advisers with which they are affiliated. Through the agreements, the Sub-Advisor’s portfolio manager usually is accorded access to the portfolio management processes, systems, staff, proprietary quantitative model, portfolio construction disciplines, experienced portfolio management, and quantitative research staff of the affiliated investment advisory firm. Likewise, through the agreements, the portfolio manager usually has access to the trading staff and trade execution capabilities along with the order management system, pre- and post-trade compliance system, portfolio accounting system and portfolio accounting system and performance attribution and risk management system of the affiliated investment advisory firm.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, a team at Principal, consisting of Jessica Bush, James Fennessey and Randy Welch, determines the portion of the Account’s assets each Sub-Advisor will manage and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times, existing Account assets may be reallocated among Sub-Advisors.

Jessica S. Bush. Ms. Bush, Senior Research Analyst, joined the Principal Financial Group in 2006. Prior to joining the Principal Financial Group she spent over three years at Putnam Investments. She is a member of the Manager

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Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the sub-advisors under the due diligence program that monitors investment managers used by the Principal Funds. Ms. Bush earned a bachelor’s degree in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.

The Account summaries identified the portfolio managers and the Accounts they manage. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Account.

Sub-Advisor:	Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, is a registered investment adviser and wholly-owned subsidiary of Brown Advisory Management, LLC.

Brown is the sub-advisor for a portion of the assets of the LargeCap Growth Account I.

Kenneth M. Stuzin has been with Brown since 1996. He earned a B.A. and an M.B.A. from Columbia University. Mr. Stuzin has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	ClearBridge Advisors, LLC (“ClearBridge”), 620 8th Avenue, New York, NY 10018, formed in 2005, is a wholly-owned subsidiary of Legg Mason, Inc.

ClearBridge is the sub-advisor for a portion of the assets of the LargeCap Blend Account II.

Michael Kagan and Scott Glasser are aware of the activity in the portfolio and share full authority for all purchase and sell decisions. Michael Kagan is lead portfolio manager.

Scott Glasser joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Smith Barney Asset Management. He earned a B.A. from Middlebury College and an M.B.A. from Pennsylvania State University.

Michael Kagan joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Kagan was a Managing Director of Citigroup Global Markets, Inc. and served as a Portfolio Manager at Salomon Brothers Asset Management. He earned a B.A. from Harvard College.

Sub-Advisor:	Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, CT 06902, founded in 1975, is an affiliate of PGI and a member of the Principal Financial Group.

CCI is the sub-advisor for the LargeCap Growth Account.

Anthony Rizza is the lead portfolio manager, and Thomas J. Bisighini, as co-portfolio manager, has responsibility for research and supports Mr. Rizza on the day-to-day management of the Account.

Thomas J. Bisighini has been with CCI since 2004. He earned a B.S. from Bentley College and an M.B.A. in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation.

Anthony Rizza has been with CCI since 1991. He earned a B.S. in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Edge Asset Management, Inc. (“Edge”), 601 Union Street, Suite 2200, Seattle, WA 98101-1377, is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.

Edge is the sub-advisor for the Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, and Short-Term Income Accounts and the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Growth Portfolios.

When more than one portfolio manager is identified as being responsible for the day-to day portfolio management, the portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Charles D. Averill previously was a senior quantitative analyst and has worked at Edge since 1990. He earned a bachelor’s degree in Economics from Reed College and an M.A. in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in Finance from the University of Washington and an M.B.A. from New York University.

Jill R. Cuniff became President of Edge in 2009 and became a portfolio manager in 2010. Prior to becoming the President of Edge, Ms. Cuniff was the President of Morley Financial. She earned a bachelor’s degree in Business Finance from Montana State University.

Philip M. Foreman has been with Edge since 2002. He earned a bachelor’s degree in Economics from the University of Washington and an M.B.A. from the University of Puget Sound. Mr. Foreman has earned the right to use the Chartered Financial Analyst designation.

John R. Friedl has been with Edge since 1998. He earned a B.A. in Communications and History from the University of Washington and a master's degree in Finance from Seattle University. Mr. Friedl has earned the right to use the Chartered Financial Analyst designation.

Todd A. Jablonski, has been with Edge since 2010. Previously, he was an Executive Director and Portfolio manager at UBS. Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management. He earned a bachelor’s degree in Economics from the University of Virginia and an M.B.A. with an emphasis in Quantitative Finance from New York University's Stern School of Business. Mr. Jablonski has earned the right to use the Chartered Financial Analyst designation.

Ryan P. McCann has been a portfolio manager for Edge since 2010. Previously, he was a portfolio manager and trader of structured mortgage products for Columbia Asset Management. He earned a B.A. in Business Administration from Washington State University. Mr. McCann has earned the right to use the Chartered Financial Analyst designation.

Scott J. Peterson has been with Edge since 2002. He earned a bachelor’s degree in Mathematics from Brigham Young University and an M.B.A. from New York University’s Stern School of Business. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation.

David W. Simpson has been with Edge since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in Finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.

Greg L. Tornga joined Edge in 2011. Previously, Mr. Tornga worked at Payden & Rygel Investment Management in Los Angeles. He earned a bachelor’s degree from the University of Michigan and an MBA from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”), 3175 Oregon Pike, Leola, PA 17540, is a wholly owned subsidiary of Emerald Asset Management incorporated in 1991.

Emerald is the sub-advisor for a portion of the assets of the SmallCap Growth Account II.

The portfolio managers work as a team. Each person has the authority to make buy and sell decisions for the portfolio. Each also has sector-specific research responsibilities as well.

Joseph W. Garner has been with Emerald since 1994. He earned a B.A. in Economics from Millersville University and an M.B.A. from the Katz Graduate School of Business, University of Pittsburgh.

Kenneth G. Mertz II has been with Emerald since 1992. He earned a B.A. in Economics from Millersville University. Mr. Mertz has earned the right to use the Chartered Financial Analyst designation.

Stacey L. Sears has been with Emerald since 1991. She earned a B.S. in Business Administration from Millersville University and an M.B.A. from Villanova University.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 270 Park Avenue, New York, NY 10017 is an SEC registered investment advisor and an indirect wholly owned subsidiary of JPMorgan Chase & Co.

J.P. Morgan is the sub-advisor for a portion of the assets of the SmallCap Value Account I.

The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Christopher T. Blum has been with J.P. Morgan since 2001. He earned a B.B.A. in Finance from Bernard M. Baruch School of Business. Mr. Blum has earned the right to use the Chartered Financial Analyst designation.

Phillip D. Hart has been with J.P. Morgan since 2003. Mr. Hart earned a B.A. in economics from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.

Dennis S. Ruhl has been with J.P. Morgan since 1999. He earned B.S. degrees in Mathematics and Computer Science and an M.Eng. in Computer Science from Massachusetts Institute of Technology. Mr. Ruhl has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon (“Mellon”).

Mellon Capital is the sub-advisor for the Bond Market Index Account.

The day-to-day portfolio management is shared by multiple portfolio managers. Zandra Zelaya is the lead portfolio manager.

David C. Kwan, CFA. Mr. Kwan joined Mellon Capital in 1990. He earned a B.S. in Electrical Engineering and Computer Science from University of California at Berkeley and an M.B.A. from University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

Gregg Lee. Mr. Lee joined Mellon Capital in 1989. He earned a B.S. from University of California at Davis in Managerial Economics. He has earned the right to use the Chartered Financial Analyst designation.

Zandra Zelaya, CFA. Ms. Zelaya joined Mellon Capital in 1997. She earned a B.S. at California State University Hayward in Finance. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”), 522 Fifth Avenue, New York, NY 10036, is an indirect wholly owned subsidiary of Morgan Stanley, a

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publicly held global financial services company. Morgan Stanley Investment Management provides investment advice to a wide variety of individual, institutional, and investment company clients.

Morgan Stanley Investment Management is the sub-advisor for the Asset Allocation Account.

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Mark Bavoso joined Morgan Stanley in 1986 and is a senior portfolio manager on the Global Macro and Asset Allocation team. Mr. Bavoso earned a B.A. in History and Political Science from the University of California, Davis.

Cyril Moulle-Berteaux rejoined Morgan Stanley Investment Management in 2011.  Prior to that, Mr. Moulle-Berteaux was with Traxis Partners LP.  Mr. Moulle-Berteaux earned B.A. in economics from Harvard University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”), 801 Grand Avenue, Des Moines, IA 50392, is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations, including London, Sydney, and Singapore.

PGI is the sub-advisor for the Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and SmallCap Blend Accounts.

As reflected in the Account summaries, the day-to-day portfolio management, for some Accounts, is shared by multiple portfolio managers. In each such case, except where noted in the Management of the Funds section describing the management of the Principal LifeTime Accounts, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Michael Ade has been with PGI since 2001. As a co-employee of PGI and Principal Global Investors (Singapore) Limited, Mr. Ade manages Principal Fund assets as an employee of PGI. He earned a bachelor's degree in Finance from the University of Wisconsin. Mr. Ade has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong has been with PGI since 1992. He earned a bachelor’s degree from Kearney State College and a master’s degree from the University of Iowa. Mr. Armstrong has earned the right to use the Chartered Financial Analyst designation.

David M. Blake has been with PGI since 2000. He earned a bachelor’s degree and an M.B.A. from Saint Louis University. Mr. Blake has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen has been with PGI since 1992. He earned a bachelor’s degree in Finance from Iowa State University and a master’s degree from Drake University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation.

Juliet Cohn has been with PGI since 2003. As a co-employee of PGI and Principal Global Investors (Europe) Limited (“PGI Europe”), Ms. Cohn manages Principal Fund assets as an employee of PGI. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.

Mihail Dobrinov has been with PGI since 1995. He earned an M.B.A. in Finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mr. Dobrinov does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

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Arild Holm has been with PGI since 2002. He earned a bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England) and an M.B.A. in Finance from the University of Colorado. Mr. Holm has earned the right to use the Chartered Financial Analyst designation.

Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in Finance from the University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Society of Iowa.

Dirk Laschanzky Mr. Laschanzky has been with PGI since 1997. He earned a B.A. and an M.B.A., both in Finance, from the University of Iowa. Mr. Laschanzky has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin has been with PGI since 1993. He earned a bachelor’s degree in Finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus has been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.

Brian Pattinson has been with Principal Global Investors since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg has been with PGI since 1993. She earned a bachelor’s degree in Finance from the University of Northern Iowa.

Michael L. Reynal has been with PGI since 2001. He earned a B.A. in History from Middlebury College, an M.B.A. from the Amos Tuck School at Dartmouth College and an M.A. in History from Christ’s College at the University of Cambridge.

Alice Robertson has been with the Principal Financial Group since 1990. She earned a bachelor’s degree in Economics from Northwestern University and a master’s degree in Finance and Marketing from DePaul University.

Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick has been with PGI since 1990. He earned a bachelor’s degree in Accounting and Economics from Simpson College and an M.B.A. in Finance from Drake University. Mr. Warrick has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), 801 Grand Avenue, Des Moines, IA 50392, an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000.

Principal-REI is the sub-advisor for the Real Estate Securities Account.

The day-to-day portfolio management is shared by multiple portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Matt Richmond has been with Principal – REI since 2000. He earned a bachelor’s degree in Finance from University of Nebraska and an M.B.A. from the University of Iowa.

Kelly Rush has been with the real estate investment area for the firm since 1987. He earned a B.A in Finance and an M.B.A. in Business Administration from the University of Iowa. Mr. Rush has earned the right to use the Chartered Financial Analyst designation.

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Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 70 years of investment management experience.

T. Rowe Price is the sub-advisor for a portion of the assets of the LargeCap Blend Account II and a portion of the assets of the LargeCap Growth Account I.

Ms. Dopkin serves as a portfolio coordinator for the LargeCap Blend Account II. In addition to making certain stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the LargeCap Blend Account II.

Anna M. Dopkin has been with T. Rowe Price since 1996. She earned a B.S. from the Wharton School of the University of Pennsylvania. Ms. Dopkin has earned the right to use the Chartered Financial Analyst designation.

Ann M. Holcomb has been with T. Rowe Price since 1996. She earned a B.A. in Mathematics from Goucher College and an M.S. in Finance from Loyola University. Ms. Holcomb has earned the right to use the Chartered Financial Analyst designation.

Robert W. Sharps has been with T. Rowe Price since 1997. He earned a B.S. in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Fees Paid to Principal

Each Account pays Principal a fee for its services, which includes any fee Principal pays to the Account’s Sub-Advisor(s). Each Account paid the following fee (as a percentage of the Account’s average daily net assets) for the fiscal year ended December 31, 2010:

Asset Allocation Account	0.80%	Principal Capital Appreciation Account	0.62%
Balanced Account	0.60	Principal LifeTime 2010 Account	0.03
Bond & Mortgage Securities Account	0.44	Principal LifeTime 2020 Account	0.03
Diversified Balanced Account	0.05	Principal LifeTime 2030 Account	0.03
Diversified Growth Account	0.05	Principal LifeTime 2040 Account	0.03
Diversified International Account	0.83	Principal LifeTime 2050 Account	0.03
Equity Income Account	0.51	Principal LifeTime Strategic Income Account	0.03
Government & High Quality Bond Account	0.50	Real Estate Securities Account	0.88
Income Account	0.50	SAM Balanced Portfolio	0.23
International Emerging Markets Account	1.25	SAM Conservative Balanced Portfolio	0.23
LargeCap Blend Account II	0.75	SAM Conservative Growth Portfolio	0.23
LargeCap Growth Account	0.68	SAM Flexible Income Portfolio	0.23
LargeCap Growth Account I	0.77	SAM Strategic Growth Portfolio	0.23
LargeCap S&P 500 Index Account	0.25	Short-Term Income Account	0.49
LargeCap Value Account	0.60	SmallCap Blend Account	0.85
MidCap Blend Account	0.56	SmallCap Growth Account II	1.00
Money Market Account	0.44	SmallCap Value Account I	1.09

The management fee for the Bond Market Index Account (as a percentage of the average daily net assets) is 0.25% on all assets. The management fee for the Diversified Income Account (as a percentage of the average daily net assets) is 0.05% on all assets.

A discussion regarding the basis for the Board of Directors approval of the management agreement with Principal and the sub-advisory agreements with the sub-advisor for the Bond Market Index Account and Diversified Income Account will be available in the semi-annual report to shareholders for the period ending June 30, 2012. For the other Accounts, a discussion regarding the basis for the Board of Director approval of the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the annual report to shareholders for the fiscal year ended December 31, 2010.

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Voluntary Waivers

Diversified Balanced Account: Principal has voluntarily agreed to limit the Account’s expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense incurred with an investment the Account makes and Acquired Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31%. The expense limit may be terminated at anytime.

Diversified Growth Account: Principal has voluntarily agreed to limit the Account’s expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense incurred with an investment the Account makes and Acquired Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31%. The expense limit may be terminated at anytime.

Diversified Income Account: Principal has voluntarily agreed to limit the Account’s expenses attributable to Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense incurred with an investment the Account makes and Acquired Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31%. The expense limit may be terminated at anytime.

Money Market Account: The Distributor has voluntarily agreed to limit the Account’s Distribution and/or Service (12b-1) Fees normally payable by the Account. The expense limit will maintain a level of Distribution and/or Service (12b-1) Fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.00% for Class 2 shares. The expense limit may be terminated at any time.

Manager of Managers

The Fund operates as a Manager of Managers. Under an order received from the SEC, the Fund and Principal may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Account that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account’s sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account’s reliance on the order. Currently, however, only the Asset Allocation, Bond Market Index Account, LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I Accounts intend to rely on the order. In the future, and without further shareholder action, other Accounts of the Fund may determine to rely on the order. The Fund will notify shareholders of its intention.

PRICING OF ACCOUNT SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts, except the Money Market Account, the NAV is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account

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•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liabilities of each class
•	dividing the remainder by the total number of shares owned in that class.

With respect to the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts, and SAM Portfolios, which invest in other registered investment company Accounts and Funds, each Account’s or Portfolio’s NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account or Portfolio invests.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors.
•	An Account’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to “fair value” some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account’s NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a fair value price at which the Manager or the Sub-Advisor expects that the securities may be sold, subject to the oversight of the Fund’s Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in August (and December for the Bond Market Index Account and Diversified Income Account). Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.

TAX INFORMATION

The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.

Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.

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Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION

REGARDING INTERMEDIARY COMPENSATION

Distribution and/or Service (12b-1) Fees

Principal Funds Distributor, Inc. (the "Distributor") is the distributor for the shares of the Fund. The Distributor is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class 2 shares of the Accounts. Under the 12b-1 Plan, each Account makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Fund to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor.

When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.

Because Rule 12b-1 fees are paid out of Account assets and are ongoing fees, over time they will increase the cost of your investment in the Accounts and may cost you more than other types of sales charges.

The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.

Payments under the 12b-1 Plan will not automatically terminate for Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plan if the Board directs the closure of an Account.

Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or Principal may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Accounts.

Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Account shares to retirement plans by that financial intermediary.

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Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Accounts for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.

For more information, see the Statement of Additional Information (SAI). See also the section titled "Certain Information Common to All Accounts - Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.

Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.

The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Account or share class of the Fund over another Account or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.

Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

ONGOING FEES

Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Accounts.

The Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and each Principal LifeTime Account and SAM Portfolio, as shareholders in the underlying funds, bear their pro rata share of the operating expenses incurred by each underlying fund. The investment return of the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and each Principal LifeTime Account and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Account pays ongoing fees to the Manager and others who provide services to the Account. These fees include:

•	Management Fee – Through the Management Agreement with the Account, Principal has agreed to provide investment advisory services and corporate administrative services to the Account.
•	Distribution Fee— Each of the Accounts with Class 2 shares has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class 2 shares. Under the plan, Class 2 shares of each Account pay a distribution fee based on the average daily net asset value (NAV) of the Account. These fees pay distribution and other expenses for sale of Account shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
•	Other Expenses – A portion of expenses that are allocated to all classes of the Account.
•	Acquired Fund Fees and Expenses - fees and expenses charged by other investment companies in which an Account invests a portion of its assets.

GENERAL INFORMATION ABOUT AN ACCOUNT

Frequent Trading and Market Timing (Abusive Trading Practices)

The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

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Frequent purchases and redemptions pose a risk to the Accounts because they may:

•	Disrupt the management of the Accounts by:
•	forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and
•	causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the Account; and
•	Increase expenses of the Account due to:
•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

If we are not able to identify such excessive trading practices, the Accounts and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying Accounts in which the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International and International Emerging Market Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if Principal believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.

If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.

In order to prevent excessive trading, the Fund has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the

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exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

Eligible Purchasers

Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.

Principal may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors.

Shareholder Rights

Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.

Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., Principal Financial Group, Des Moines, IA 50392.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those

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Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Account Shares

Principal Variable Contracts Funds, Inc. offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses. Classes 1 and 2 shares are available in this prospectus.

Shares are purchased from the Fund’s principal underwriter (“Distributor”) on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Account. There are no sales charges on shares of the Accounts; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, at their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.

NOTE:	No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Principal Variable Contracts Funds, Inc., an Account, Principal, any Sub-Advisor, or PFD.

Sale of Account Shares

Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value.  Qualified plan participants should refer to the qualified plan documents.

Each Account sells its shares upon request on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Account. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Account in proper and complete form.

Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.

In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.

Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Account’s portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.

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Restricted Transfers

Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

Financial Statements

Shareholders will receive an annual financial statement for the Fund, audited by the Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

TO BE FILED BY AMENDMENT.

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APPENDIX A

Index Abbreviations

Some of the indices in the prospectus are identified with abbreviations.  The abbreviations for those indices are spelled out below:

Index Name shown in the Average Annual Total Returns Table	Full Index Name
Barclay Capital MBS Fixed Rate Index	Barclays Capital Mortgage Backed Securities Index
MSCI – Emerging Markets NDTR D Index	Morgan Stanley Capital International Emerging Markets Net Dividend Total Return Dollar Index
MSCI ACWI Ex-US Index	Morgan Stanley Capital International All Country World Index Ex United States Index
MSCI EAFE Index NDTR D	Morgan Stanley Capital International Europe, Australasia, and Far East Index Net Dividend Total Return Dollar Index
MSCI US REIT Index	Morgan Stanley Capital International United States Real Estate Investment Trust Index
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APPENDIX B

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

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Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

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Fitch, Inc. Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

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Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

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ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 30, 2012, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its annual and semi-annual reports and Statement of Additional Information available, free of charge, on www.PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-852-4450.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.

Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Variable Contracts Funds, Inc. SEC File 811-01944

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PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Class 1 and Class 2 Shares

Statement of Additional Information

dated April 30, 2012

Information incorporated by reference: TO BE FILED BY AMENDMENT.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund's prospectus, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI for the Classes 1 and 2 shares together with the Fund's prospectus dated April 30, 2012 for the Classes 1 and 2 shares.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-852-4450 or write:

Principal Variable Contracts Funds, Inc.

P. O. Box 8024

Boston, MA 02266-8024

The Principal Variable Contracts Funds, Inc. prospectus may be viewed at www.PrincipalFunds.com.

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TABLE OF CONTENTS

Fund History
Description of the Fund’s Investments and Risks
Leadership Structure and Board of Directors
Management Information
Control Persons & Principal Holders of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Pricing of Fund Shares
Multiple Class Structure
Intermediary Compensation
Tax Status
Portfolio Holdings Disclosure
Proxy Voting Policies and Procedures
General Information
Financial Statements
Independent Registered Public Accounting Firm
Disclosure Regarding Portfolio Managers
Appendix A - Description of Bond Ratings
Appendix B - Proxy Voting Policies

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FUND HISTORY

Principal Variable Contracts Funds, Inc. (the “Fund” or “PVC”) was organized as Principal Variable Contracts Fund, Inc. on May 27, 1997 as a Maryland corporation. The Fund changed its name to Principal Variable Contracts Funds, Inc. effective May 17, 2008.

On January 12, 2007, the Fund acquired WM Trust I, WM Trust II, and WM Strategic Asset Management Portfolios, LLC.

Classes offered by each Account are shown in the table below:

Share Class
Account Name	1	2
Asset Allocation	X
Balanced	X
Bond & Mortgage Securities	X
Bond Market Index	X
Diversified Balanced		X
Diversified Growth		X
Diversified Income		X
Diversified International	X	X
Equity Income	X	X
Government & High Quality Bond	X	X
Income	X	X
International Emerging Markets	X
LargeCap Blend II	X	X
LargeCap Growth	X	X
LargeCap Growth I	X
LargeCap S&P 500 Index	X
LargeCap Value	X
MidCap Blend	X	X
Money Market	X	X
Principal Capital Appreciation	X	X
Principal LifeTime 2010	X
Principal LifeTime 2020	X
Principal LifeTime 2030	X
Principal LifeTime 2040	X
Principal LifeTime 2050	X
Principal LifeTime Strategic Income	X
Real Estate Securities	X	X
SAM Balanced	X	X
SAM Conservative Balanced	X	X
SAM Conservative Growth	X	X
SAM Flexible Income	X	X
SAM Strategic Growth	X	X
Short-Term Income	X	X
SmallCap Blend	X
SmallCap Growth II	X	X
SmallCap Value I	X	X

Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary.

Principal Management Corporation (“PMC” or “Principal” or the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep

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the Account fully invested in a manner consistent with its investment objective. Principal may also recommend to the Board, and the Board may elect, to close certain share classes to new or new and existing investors.

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

The Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple investment portfolios which are referred to as "Accounts." Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy, and management team. Each of the Accounts is diversified except Real Estate Securities Account which is non-diversified.

Fund Policies

The investment objectives, investment strategies and the principal risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectus are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fundamental Restrictions

Each of the following numbered restrictions for the Accounts and the Strategic Asset Management Portfolios is a matter of fundamental policy and may not be changed without shareholder approval. Except as noted below, each of the Accounts and Strategic Asset Management Portfolios may not:

1)	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
2)	Purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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3)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Account reserves freedom of action to hold and to sell real estate acquired as a result of the Account’s ownership of securities.
4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)	Make loans except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
6)	Each Account, except the Real Estate Securities Account, has elected to be treated as a “diversified” investment company, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7)	Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
8)	Concentrate, as that term is used in the 1940 Act, its investments in a particular industry, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This restriction does not apply to the Real Estate Securities Account (the restriction applies to the Bond Market Index Account and LargeCap S&P 500 Index Account except to the extent that the related Index is also so concentrated).

Non-Fundamental Restrictions

Each of the Accounts, except the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (5% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.
2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.
3)	Invest in companies for the purpose of exercising control or management.
4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap S&P 500 Index Account and Bond Market Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account may not invest in foreign securities.
5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).
6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and except as permitted by the 1940 Act, SEC rules adopted under the 1940 Act or exemptions granted by the Securities and Exchange Commission. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Account (except Asset Allocation, Balanced, Diversified Balanced, Diversified Growth, Diversified Income, Diversified International, Income, International Emerging Markets, Principal Capital Appreciation, Short-Term Income and each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios) has also adopted the non-fundamental restriction, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account. For purposes of this non-fundamental restriction, the Fund tests market capitalization ranges monthly.

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Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios and the Diversified Balanced Account, Diversified Growth Account and Diversified Income Account have also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.
2)	Invest in companies for the purpose of exercising control or management.

Investment Strategies and Risks

Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They may be sold only in a public offering for which a registration statement has been filed and declared effective or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account that owns restricted securities may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a restricted security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to no more than 15% of its net assets (or, in the case of the Money Market Account, 5%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities that may be resold under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

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Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

•	American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
•	European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize

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more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Accounts (except the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account) may each engage in the practices described under this heading.

•	Spread Transactions. Each Account may engage in spread trades, which typically represent a simultaneous purchase and sale of two different contracts designed to capture the change in the relationship in price between the two contracts. Spread transactions are typically accompanied by lower margin requirements and lower volatility than an outright purchase. Each Account may purchase spread options. The purchase of a covered spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.
•	Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.

The Accounts may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, an Account is at risk that the other party to the transaction will default on its obligations or will not permit the Account to terminate the transaction before its scheduled maturity. While an Account will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with an Account, there can be no assurance that an Account will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations. An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that an Account would have to exercise the option in order to consummate the transaction.

•	Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a

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specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.

The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.

Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

•	Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

•	Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
•	Index Warrants. Accounts may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the

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issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If an Account were not to exercise an index warrant prior to its expiration, then an Account would lose the amount of the purchase price paid by it for the warrant. An Account will normally use index warrants in a manner similar to its use of options on securities indices.

•	Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
•	Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell futures contracts of all types, including for example, futures contracts covering indexes, financial instruments, and foreign currencies. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
•	Futures Contracts. An Account may purchase or sell a futures contract to gain exposure to a particular market asset without directly purchasing that asset. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures

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commission merchant returns the initial margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.

Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

•	Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

•	Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. The value of the assets that are the subject of the futures contract may not move in the anticipated direction. An Account’s successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely

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affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

•	Limitations on the Use of Futures and Options on Futures Contracts. Each Account that utilizes futures contracts has claimed an exclusion from the definition of a "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed-income markets. Each Account may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” an Account may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are contractually required to “cash settle,” however, an Account is permitted to set aside or “earmark” liquid assets in an amount equal to the Account’s daily marked to market (net) obligation, if any (in other words, the Account’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Account will have the ability to utilize these contracts to a greater extent than if the Account were required to segregate or “earmark” assets equal to the full market value of the futures contract.

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High-Yield/High-Risk Bonds

Some funds invest a portion of their assets in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services or Ba1 or lower by Moody’s Investors Service, Inc. or if unrated, determined to be of comparable quality) (commonly known as “junk bonds”). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. Some funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

The Accounts may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Inflation-Indexed Bonds

The funds may invest in inflation-indexed bonds or inflation protected debt securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon. Inflation-indexed securities issued by the U.S. Treasury (Treasury Inflation Protected Securities or TIPS) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal

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interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. U.S. REITs are allowed to eliminate corporate level federal tax so long as they meet certain requirements of the Internal Revenue Code. Foreign REITs ("REIT-like") entities may have similar tax treatment in their respective countries. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. In addition, foreign REIT-like entities will be subject to foreign securities risks. (See “Foreign Securities”)

Zero-coupon securities

The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Master Limited Partnerships (“MLPs”)

An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from “Qualifying Income”. Qualifying Income includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP's organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.

The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because, although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces

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due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Borrowing

If a Fund invests the proceeds of borrowing, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio.  If a Fund invests the proceeds of borrowing, money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased.  A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

There are limits to a Fund’s ability to borrow money.  For example, a fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Securities Lending

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act (in general, a fund may not lend more than 33 1/3% of total fund assets). Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales

Each Account, other than the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Account, or a security equivalent in kind and amount to the security sold short that the Account has the right to obtain, for delivery at a specified date in the future. An Account may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the

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value of the securities sold short increases prior to the scheduled delivery date, an Account loses the opportunity to participate in the gain.

Foreign Currency Transactions

Funds may engage in foreign currency transactions for both hedging and investment purposes. In addition, certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars.

To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.

•	Options on Foreign Currencies. In addition, a fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a fund may buy put options on the foreign currency. If the value of the currency declines, a fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio. Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses or lesser gains on transactions in foreign currency options that would require a fund to forego a portion or all of the benefits of advantageous changes in those rates.

A fund also may write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected by a fund, will expire unexercised and allow a fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities. Because a fund may invest in foreign securities and foreign currencies, changes in foreign economies and political climates are more likely to affect a fund than a mutual fund that invests exclusively in U.S. companies. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly

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available information. If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on a fund than a fund that is not over-weighted in that region.

•	Futures on Currency. A foreign currency future provides for the future sale by one party and purchase by another party of a specified quantity of foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward Foreign Currency Exchange Contracts

The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in currency hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, an Account bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a forward counterparty.

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Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

Hybrid Instruments

A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain

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predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Swap Agreements and Options on Swap Agreements

Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date; to gain exposure to one or more securities, currencies, or interest rates; to take advantage of perceived mispricing in the securities markets; or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.

Interest rate swaps involve the exchange by an Account with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Forms of swap agreements also include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a

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specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury Securities ). A total return swap is an agreement to make payments of the total return from a specified asset or instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another specified asset or instrument. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant asset or instrument increases, but receive payments from the other party if the value of that asset or instrument decreases investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, an Account may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The Accounts may invest in derivative instruments that provide exposure to one or more credit default swaps. For example, an Account may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. An Account can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). While investing in these types of derivatives will increase the universe of debt securities to which an Account is exposed, such investments entail additional risks that are not typically associated with investments in other debt securities. Credit default swaps and other derivative instruments related to loans are subject to the risks associated with loans generally, as well as the risks of derivative transactions.

The Accounts may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with a smaller investment than would be required to invest directly in the individual securities. They also may be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that an Account invests in pools of swaps and related underlying securities or securities loan agreements whose return corresponds to the performance of a foreign securities index or one or more foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an Account bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as an Account. Interests in privately offered investment pools of swaps may be considered illiquid.

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The Accounts may enter into contracts for differences. “Contracts for differences” are swap arrangements in which an Account may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. For example, as to one of the baskets, an Account’s return is based on theoretical long futures positions in the securities comprising that basket, and as to the other basket, an Account’s return is based on theoretical short futures positions in the securities comprising that other basket. The notional sizes of the baskets will not necessarily be the same, which can give rise to investment leverage. An Account may also use actual long and short futures positions to achieve the market exposure(s) as contracts for differences. An Account may enter into swaps and contracts for differences for investment return, hedging, risk management and for investment leverage.

A swap option (also known as “swaptions”) is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The buyer and seller of the swap option agree on the strike price, length of the option period, the term of the swap, notional amount, amortization and frequency of settlement. An Account may engage in swap options for hedging purposes or in an attempt to manage and mitigate credit and interest rate risk. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, imperfect correlation between movements of the price of the swap options and the price of the securities, indices or other assets serving as reference instruments for the swap option, reducing the effectiveness of the instrument for hedging or investment purposes.

Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Account’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Account’s investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account’s total assets.

Swaps can be highly volatile and may have a considerable impact on an Account’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

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The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

•	the frequency of trades and quotations,
•	the number of dealers and prospective purchasers in the marketplace,
•	dealer undertakings to make a market,
•	the nature of the security (including any demand or tender features), and
•	the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, in applying certain of the Accounts’ investment policies and restrictions the Account will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of the Accounts’ other investment policies and restrictions. The manner in which certain securities or other instruments are valued by the Accounts for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

•	U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
•	U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
•	U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
•	U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

•	Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may by withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets provided the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

•	Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.
•	Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.

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•	Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
•	Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Funding Agreements

Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to a fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. GICs are considered illiquid securities and will be subject to any limitations on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Municipal Obligations

Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses, and lending such funds to other public institutions and facilities.

AMT-Subject Bonds. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

•	Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Funds may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is

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unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

•	Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes, or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.
•	Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.
•	Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.
•	Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.
•	Construction Loan Notes are issued to provide construction financing for specific projects. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.
•	Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.
•	Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
•	Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the fund to redeem at par.

The fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Sub-Advisor monitors on an

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ongoing basis the pricing, quality, and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the fund treats the maturity of each variable rate demand obligation as the longer of a) the notice period required before the fund is entitled to payment of the principal amount through demand or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A fund has the right to demand payment on seven days' notice, for all or any part of the fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the fund.

•	Stand-By Commitments. Funds may acquire stand-by commitments with respect to municipal obligations held in their respective portfolios. Under a stand-by commitment, a broker-dealer, dealer, or bank would agree to purchase, at the relevant funds' option, a specified municipal security at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a put option acquired by a fund with respect to a particular municipal security held in the fund's portfolio.

The amount payable to a fund upon its exercise of a stand-by commitment normally would be 1) the acquisition cost of the municipal security (excluding any accrued interest that the fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the fund owned the security, plus, 2) all interest accrued on the security since the last interest payment date during the period the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying municipal security at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying municipal obligation.

A fund's right to exercise a stand-by commitment would be unconditional and unqualified. Although a fund could not transfer a stand-by commitment, it could sell the underlying municipal security to a third party at any time. It is expected that stand-by commitments generally will be available to the funds without the payment of any direct or indirect consideration. The funds may, however, pay for stand-by commitments if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held in a fund's portfolio would not exceed 0.50% of the value of a fund's total assets calculated immediately after each stand-by commitment is acquired.

The funds intend to enter into stand-by commitments only with broker-dealers, dealers, or banks that their Sub-Advisors believe present minimum credit risks. A fund's ability to exercise a stand-by commitment will depend upon the ability of the issuing institution to pay for the underlying securities at the time the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to a fund will be evaluated on an ongoing basis by the Sub-Advisor.

A fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its right thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal security. Each stand-by commitment will be valued at zero in determining net asset value. Should a fund pay directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a municipal security purchased by a fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of a fund's portfolio.

•	Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and the fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

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•	Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the fund to pay "exempt interest" dividends may be adversely affected. The fund would reevaluate its investment objective and policies and consider changes in its structure.

Other Investment Companies

Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Account would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)

Bank loans typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

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Variable and Floating Rate Instruments

The Accounts may purchase variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. These instruments may also include leveraged inverse floating rate debt instruments, or “inverse floaters”. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for an Account to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that an Account is not entitled to exercise its demand rights, and an Account could, for these or other reasons, suffer a loss with respect to such instruments.

Warrants and Rights

The Accounts may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price .

Trust Preferred Securities

Funds may invest in trust preferred securities. Trust preferred securities can have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its preferred securities to purchase, for example, subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure may be that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a fund, to sell their holdings. The condition of the financial institution can be looked to identify the risks of trust preferred securities as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a fund.

Step-Coupon Securities

The Accounts may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a fund to dispose of them or determine their current value.

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“Stripped” Securities

The Accounts may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a fund may fail to recoup fully its investments in IOs. Stripped securities may be illiquid. Stripped securities may be considered derivative securities.

Supranational Entities

The Accounts may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Synthetic Securities

Incidental to other transactions in fixed income securities and/or for investment purposes, a fund also may combine options on securities with cash, cash equivalent investments or other fixed income securities in order to create “synthetic” securities which approximate desired risk and return profiles. This may be done where a “non-synthetic” security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain non-U.S. governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to non-U.S. withholding taxes). A fund also may purchase forward non-U.S. exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic non-U.S. currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in non-U.S. markets or possess undesirable characteristics. The use of synthetic bonds and other synthetic securities may involve risks different from, or potentially greater than, risks associated with direct investments in securities and other assets. Synthetic securities may increase other fund risks, including market risk, liquidity risk, and credit risk, and their value may or may not correlate with the value of the relevant underlying asset.

Industry Concentrations

Each of the Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index Account and Bond Market Index Account may concentrate its investments in a particular industry only to the extent that the relevant indices are so concentrated. To monitor compliance with the policy regarding industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor's Global Industry Classification Standard (GICS), the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or any other reasonable industry classification system. The Accounts interpret their policy with respect to concentration in a particular industry to apply only to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, government securities such as treasury securities or mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts' industry concentration restrictions. The Accounts view their investments in privately issued mortgage-related securities or asset-backed securities or municipal securities as not representing interests in any particular industry or group of industries.

Portfolio Turnover

Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

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It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

Account/Portfolio	2010	2009	Explanation
Diversified Balanced	20.2%	0.0%	The Account commenced operations on December 30, 2009. Investment activity began in January 2010.
Diversified Growth	13.6%	0.0%	The Account commenced operations on December 30, 2009. Investment activity began in January 2010.
Government & High Quality Bond	79.1%	22.4%	Turnover was elevated in 2010 as a result of repositioning the portfolio given clarity regarding the economic trajectory.
LargeCap Blend II	34.7%	79.0%	During 2009, Principal implemented a core-satellite structure on this Fund. The process included adding a core portfolio advised by Principal and adding an additional sub-advisor (satellite manager). These actions elevated turnover in 2009.
Principal LifeTime 2030	36.2%	8.3%	During 2010, several changes were made to the underlying funds including substituting some funds. This resulted in higher turnover levels during the year.
Principal LifeTime 2040	41.6%	18.6%	During 2010, several changes were made to the underlying funds including substituting some funds. This resulted in higher turnover levels during the year.
Principal LifeTime 2050	45.1%	16.8%	During 2010, several changes were made to the underlying funds including substituting some funds. This resulted in higher turnover levels during the year.
SAM Balanced	36.3%	3.2%	Turnover increased in this Portfolio due to Portfolio reallocation to add asset classes for increased diversification and enhanced returns.
SAM Conservative Balanced	34.4%	9.1%	Turnover increased in this Portfolio due to Portfolio reallocation to add asset classes for increased diversification and enhanced returns.
SAM Conservative Growth	42.2%	12.0%	Turnover increased in this Portfolio due to Portfolio reallocation to add asset classes for increased diversification and enhanced returns.
SAM Strategic Growth	51.7%	8.1%	Turnover increased in this Portfolio due to Portfolio reallocation to add asset classes for increased diversification and enhanced returns.
Short-Term Income	85.4%	24.6%	Turnover was elevated in 2010 due to the merger of the Short-Term Bond Account into the Short-Term Income Account in 2010.

Leadership Structure and Board of Directors

Overall responsibility for directing the business and affairs of PVC rests with the Board of Directors, who are elected by PVC's shareholders.  In addition to serving on the Board of PVC, each Director serves on the Board of Principal Funds, Inc. (“PFI”).  The Board is responsible for overseeing the operations of PVC in accordance with the provisions of the 1940 Act, other applicable laws and PVC’s charter.  The Board elects the officers of PVC to supervise its day-to-day operations.  The Board meets in regularly scheduled meetings eight times throughout the year.  Board meetings may occur in-person or by telephone.  In addition, the Board holds special in-person or telephonic meetings

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or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  Board members who are Independent Directors meet annually to consider renewal of PVC's advisory contracts.  The Board is currently composed of eleven members, nine of whom are Independent Directors.  Each Director has significant prior senior management and/or board experience.  In December 2011, the Board set the number of Directors at fourteen and appointed two of three new nominees as Directors.  The appointment of the two new nominees for Director, Mr. Barnes and Mr. Huang, will become effective at the Board meeting scheduled for March 2012.  Mr. Beer, the third new nominee, will become a Director effective at the Board meeting scheduled for June 2012, if he is elected as a Director at the special shareholder meeting.

The Chairman of the Board is an interested person of PVC.  The Independent Directors of PVC have appointed a lead Independent Director whose role is to review and approve, with the Chairman, the agenda for each Board meeting and facilitate communication among PVC's Independent Directors as well as communication between the Independent Directors, management of PVC and the full Board.  PVC has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of PVC, including such items as the number of series or portfolios that comprise PVC, the variety of asset classes those series reflect, the net assets of PVC, the committee structure of the Board and the distribution arrangements of PVC. The appropriateness of this structure is enhanced by PVC’s Board Committees, which are described below, and the allocation of responsibilities among them.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence and ability to work effectively with other Board members, a commitment to the interests of shareholders and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management.  In addition to these general qualifications, the Board seeks members who will build upon the diversity of the Board.  In addition to those qualifications, the following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director for PVC.  As required by rules the SEC has adopted under the 1940 Act, PVC's Independent Directors select and nominate all candidates for Independent Director positions.

Independent Directors

Elizabeth Ballantine.   Ms. Ballantine has served as a Director of PVC and PFI since 2004.  Through her professional training and experience as an attorney and her experience as a director of Principal Funds, investment consultant and a director, Ms. Ballantine is experienced in financial, investment and regulatory matters.

Leroy T. Barnes.   Mr. Barnes will begin serving as a director of PFI and PVC in March 2012.  From 2001-2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation.  From 1997-2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education and employment experience and experience as a director, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.

Kristianne Blake.   Ms. Blake has served as a Director of PVC and PFI since 2007.  From 1998-2007, she served as a Trustee of the WM Group of Funds. Ms. Blake has been a director of the Russell Investment Funds since 2000.  Through her education, experience as a director of mutual funds and employment experience, Ms. Blake is experienced with financial, accounting, regulatory and investment matters.

Craig Damos.   Mr. Damos has served as a Director of PVC and PFI since 2008.  Since 2011, Mr. Damos has served as the President of The Damos Company (consulting services).  Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006-2010 and Vertical Growth Officer from 2004-2006. From 2000-2004, he served as the Chief Financial Officer of Weitz Company.  From 2005-2008, Mr. Damos served as a director of West Bank.  Through his education, experience as a director of Principal Funds and employment experience, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Richard W. Gilbert.   Mr. Gilbert has served as a Director of PVC and PFI since 2000.  From 1988-1993, he served as the Chairman of the Board of the Federal Home Loan Bank of Chicago.  Since 2005, Mr. Gilbert has served as a director of Calamos Asset Management, Inc.  Through his service as a director of Principal Funds and his employment experience, Mr. Gilbert is experienced with financial, regulatory and investment matters.

Mark A. Grimmett.   Mr. Grimmett has served as a Director of PVC and PFI since 2004.  He is a certified public accountant. Since 1996, Mr. Grimmett has served as the Chief Financial Officer for Merle Norman Cosmetics, Inc.  Through his service as a director of Principal Funds, his education and his employment experience, Mr. Grimmett is experienced with financial, accounting, regulatory and investment matters.

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Fritz Hirsch.   Mr. Hirsch has served as a Director of PVC and PFI since 2005.  From 1983-1985, he served as Chief Financial Officer of Sassy, Inc. From 1986-2009, Mr. Hirsch served as President and Chief Executive Officer of Sassy, Inc. Since 2011, Mr. Hirsch serves as CEO of MAM USA.  Through his experience as a director of the Principal Funds and employment experience, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.

Tao Huang.   Mr. Huang will begin serving as a director of PFI and PVC in March 2012.  From 1996-2000, Mr. Huang served as Chief Technology Officer of Morningstar, Inc. and from 1998-2000 as President of the International Division of Morningstar.  From 2000-2011, Mr. Huang served as Chief Operating Officer of Morningstar.  Through his education and employment experience, Mr. Huang is experienced with technology, financial, regulatory and investment matters.

William Kimball.   Mr. Kimball has served as a Director of PVC and PFI since 2000.  From 1998-2004, Mr. Kimball served as Chairman and CEO of Medicap Pharmacies, Inc.  Prior to 1998,  he served as President and CEO of Medicap.  Since 2004, Mr. Kimball has served as director of Casey's General Stores, Inc.  Through his experience as a director of the Principal Funds and his employment experience, Mr. Kimball is experienced with financial, regulatory and investment matters.

Barbara Lukavsky.   Ms. Lukavsky has served as a Director of PVC and PFI since 1993.  Ms. Lukavsky founded Barbican Enterprises, Inc. and since 1994 has served as its President and CEO.  Through her experience as a director of the Principal Funds and employment experience, Ms. Lukavsky is experienced with financial, regulatory, marketing and investment matters.

Daniel Pavelich.   Mr. Pavelich has served as a Director of PVC and PFI since 2007.  From 1998-2007, Mr. Pavelich served as a Trustee of the WM Group of Funds.  From 1996-1999, he served as Chairman and CEO of BDO and as its Chairman from 1994-1996.  Through his education, experience as a director of mutual funds and his employment experience, Mr. Pavelich is experienced with financial, accounting, regulatory and investment matters.

Interested Directors

Michael J. Beer.   Mr. Beer will begin serving as a Director of PFI and PVC in June 2012, following election by shareholders.  Mr. Beer has served as Executive Vice President of PFI and PVC since 2001 and as Executive Vice President (since 2002), Chief Operating Officer (since 2006) and a director of PMC.  Since 2007, Mr. Beer has served  as the President and a director of Princor and PSS since 2007.  Prior to working for Principal, Mr. Beer worked for Wells Fargo and Deloitte Touche.  Through his education and employment experience, Mr. Beer is experienced with financial, accounting, regulatory and investment matters.

Ralph C. Eucher.   Mr. Eucher has served as a Director of PVC and PFI since 1999. Mr. Eucher has served as a director of Principal Management Corporation and Princor Financial Services Corporation since 1999.  He has been a Senior Vice President at Principal Financial Group, Inc. since 2002.  Through his professional training and experience as an attorney and his service as a director of Principal Funds and his employment experience, Mr. Eucher is experienced with financial, regulatory and investment matters.

Nora M. Everett.   Ms. Everett has served as a Director of PVC and PFI since 2008.  From 2004-2008, Ms. Everett was Senior Vice President and Deputy General Counsel at Principal Financial Group, Inc. From 2001-2004, she was Vice President and Counsel at Principal Financial Group. Through her professional training, experience as an attorney, her service as a director of Principal Funds and her employment experience, Ms. Everett is experienced with financial, regulatory and investment matters.

Risk oversight forms part of the Board's general oversight of PVC and is addressed as part of various Board and Committee activities.  As part of its regular oversight of PVC, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, sub-advisors, PVC's Chief Compliance Officer, the independent registered public accounting firm for PVC, and internal auditors for PMC or its affiliates, as appropriate, regarding risks faced by PVC.  The Board, with the assistance of Fund management and PMC, reviews investment policies and risks in connection with its review of PVC's performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of PVC's compliance program and reports to the Board regarding compliance matters for PVC and its principal service providers.  In addition, as part of the Board's periodic review of PVC's advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  With respect to valuation,

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the Board oversees a PMC valuation committee comprised of PVC officers and officers of PMC and has approved and periodically reviews valuation policies applicable to valuing PVC's shares.

The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PVC faces.

Committee membership is identified on the following pages. Each committee must report its activities to the Board on a regular basis. As used in this SAI, the “Fund Complex” refers to all series of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex's financial statements; 2) the Fund Complex's compliance with certain legal and regulatory requirements; 3) the independent registered public accountants' qualifications and independence; and 4) the performance of the Fund Complex's independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager's internal auditors, Fund Complex management, and the Board. The Audit Committee held six meetings during the last fiscal year.

Executive Committee

The Committee's primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. The Executive Committee held no meetings during the last fiscal year.

Nominating and Governance Committee

The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board.  The Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not "interested persons" of the Fund Complex for election to the Board.  Generally, the Committee requests director nominee suggestions from the committee members and management.  In addition, the Committee will consider Director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 650 8th Street, Des Moines, Iowa 50392.  When evaluating a person as a potential nominee to serve as an Independent Director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director.  The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board.  The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. The Nominating and Governance Committee held five meetings during the last fiscal year.

Operations Committee

The Committee's primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with the Fund Complex's shareholders, and review and oversight of the Fund Complex's operations.  The Operations Committee held four meetings during the last fiscal year.

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Management Information

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are Independent Directors. All Directors serve as directors for each of the two investment companies sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Funds, Inc.

The following directors are considered to be Independent Directors.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth Ballantine 711 High Street Des Moines, Iowa 50392 1948	Director Member Nominating and Governance Committee	Since 2004	Principal, EBA Associates (consulting and investments)	97	Durango Herald, Inc.; McClatchy Newspapers, Inc.

Leroy T. Barnes, Jr. 711 High Street Des Moines, Iowa 50392 1951	Nominee for Director Member Audit Committee	Since 2012	Retired		McClatchy Newspapers, Inc.; Herbalife Ltd.; Frontier Communications, Inc.; Longs Drug Stores

Kristianne Blake 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2007	President, Kristianne Gates Blake, P.S. (personal financial and tax planning)	97	Avista Corporation (energy); Russell Investment Company* Russell Investment Funds* (48 portfolios overseen)

Craig Damos 711 High Street Des Moines, Iowa 50392 1954	Director Member Operations Committee	Since 2008	President, The Damos Company (consulting services). Formerly Chairman/CEO/ President and Vertical Growth Officer, and The Weitz Company (general construction)	97	Hardin Construction Company

Richard W. Gilbert 711 High Street Des Moines, Iowa 50392 1940	Director Member Audit Committee	Since 2000	President, Gilbert Communications, Inc. (business consulting)	97	Calamos Asset Management, Inc.

Mark A. Grimmett 711 High Street Des Moines, Iowa 50392 1960	Director Member Executive Committee Member Nominating and Governance Committee	Since 2004	Executive Vice President and CFO, Merle Norman Cosmetics, Inc. (cosmetics manufacturing)	97	None

Fritz S. Hirsch 711 High Street Des Moines, Iowa 50392 1951	Director Member Audit Committee	Since 2005	CEO, MAM USA (manufacturer of infant and juvenile products). Formerly President, Sassy, Inc. (manufacturer of infant and juvenile products)	97	Focus Products Group (housewares)

Tao Huang 711 High Street Des Moines, Iowa 50392 1962	Nominee for Director Member Operations Committee	Since 2012	Formerly, Chief Operating Officer, Morningstar, Inc. (investment research)	97	Armstrong World Industries, Inc. (manufacturing)

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Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
William C. Kimball 711 High Street Des Moines, Iowa 50392 1947	Director Member Nominating and Governance Committee	Since 2000	Partner, Kimball – Porter Investments L.L.C.	97	Casey's General Stores

Barbara A. Lukavsky 711 High Street Des Moines, Iowa 50392 1940	Director Member Operations Committee	Since 1993	President and CEO, Barbican Enterprises, Inc. (cosmetics manufacturing)	97	None

Daniel Pavelich 711 High Street Des Moines, Iowa 50392 1944	Director Member Audit Committee	Since 2007	Retired	97	Catalytic, Inc. (offshore software development)
*	The Fund and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

The following directors are considered to be Interested Directors because they are affiliated persons of PMC, Principal Funds Distributor, Inc. (“PFD” or “the “Distributor”) and/or the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served	Positions with the Manager and its affiliates; Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Nominee for Director Executive Vice President	Since June 2012 Since 2001	Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.		None

Ralph C. Eucher 711 High Street Des Moines, Iowa 50392 1952	Chairman Director Member Executive Committee	Since 2008 Since 1999	Director, PMC (since 2008), PSS (since 2008), CCI (since 2009) and Spectrum. Chairman, PFD (2006-2008). Senior Vice President, PLIC.	97	None

Nora M. Everett 711 High Street Des Moines, Iowa 50392 1959	Chief Executive Officer President Director Member Executive Committee	Since 2010 Since 2008 Since 2008	President and Director, PMC (since 2008). Director, PFD (since 2008), Princor (since 2008), PSS (since 2008), and Edge (since 2008). Chief Executive Officer, Princor (since 2009). Senior Vice President/ Retirement & Investors Services, PLIC.	97	None

**	Abbreviations used in this table:
	•	Columbus Circle Investors (CCI)
	•	Edge Asset Management, Inc. (Edge)
	•	Princor Financial Services Corporation (Princor)
	•	Principal Funds Distributor, Inc. (PFD)
	•	Principal Global Investors, LLC (PGI)
	•	Principal Life Insurance Company (PLIC)
	•	Principal Management Corporation (PMC)
	•	Principal Real Estate Investors, LLC (PREI)
	•	Principal Shareholder Services, Inc. (PSS)
	•	Spectrum Asset Management, Inc. (Spectrum)

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Officers of the Fund

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors. Each officer of the Fund has the same position with Principal Funds, Inc.

Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years**

Michael J. Beer 711 High Street Des Moines, Iowa 50392 1961	Executive Vice President (since 2001)	Executive Vice President and Chief Operating Officer, PMC. Executive Vice President, PFD (since 2006). President, Princor, PSS (since 2007). Director, PMC (since 2006), Princor, and PSS (since 2007). Vice President – Mutual Funds and Broker Dealer, PLIC.

Randy L. Bergstrom 711 High Street Des Moines, Iowa 50392 1955	Assistant Tax Counsel (since 2005)	Counsel, PGI (since 2006) and PLIC.

David J. Brown 711 High Street Des Moines, Iowa 50392 1960	Chief Compliance Officer (since 2004)	Senior Vice President, PMC, PFD (since 2006), Princor, and PSS (since 2007). Vice President/Compliance, PLIC.

Jill R. Brown 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1967	Senior Vice President (since 2007)	Senior Vice President, PMC, Princor, and PSS (since 2007). President, PFD (since 2010). Prior thereto, Senior Vice President and Chief Financial Officer, PFD (2006-2010).

Teresa M. Button 711 High Street Des Moines, Iowa 50392 1963	Treasurer (since 2011)	Treasurer (since 2011) for PMC, Princor, PSS, and Spectrum. Vice President and Treasurer since 2011 for PFD, PGI, PREI and Edge. Vice President and Treasurer, PLIC.

Cary Fuchs 1100 Investment Boulevard, Ste 200 El Dorado Hills, CA 95762 1957	Senior Vice President of Distribution (since 2007)	Chief Operating Officer, PFD (since 2010). President, PFD (2007-2010). Senior Vice President/Mutual Fund Operations, PSS (since 2009). Vice President/Mutual Fund Operations, PSS (2007-2009). Director – Transfer Agent & Administrative Services, PLIC. Prior thereto, First Vice President, WM Shareholder Services and WM Funds Distributor, Inc.

Stephen G. Gallaher 711 High Street Des Moines, Iowa 50392 1955	Assistant Counsel (since 2006)	Assistant General Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007), and PLIC. Prior thereto, Second Vice President and Counsel.

Ernest H. Gillum 711 High Street Des Moines, Iowa 50392 1955	Vice President (since 2000) Assistant Secretary (since 1993)	Vice President and Chief Compliance Officer, PMC. Vice President, Princor, and PSS (since 2007).

Patrick A. Kirchner 711 High Street Des Moines, Iowa 50392 1960	Assistant Counsel (since 2002)	Assistant General Counsel, PMC (since 2008), Princor (since 2008), and PGI (since 2008) and PLIC.

Carolyn F. Kolks 711 High Street Des Moines, Iowa 50392 1962	Assistant Tax Counsel (since 2005)	Counsel, PGI and PLIC.

Jennifer A. Mills 711 High Street Des Moines, IA 50392 1973	Assistant Counsel (since 2010)	Counsel, PMC (since 2009), PFD (since 2009), Princor (since 2009), PSS (since 2009), and PLIC (since 2006).

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Name, Address and Year of Birth	Position(s) Held with Fund and Length of Time Served	Positions with the Manager and its Affiliates; Principal Occupations During Past 5 Years**

Layne A. Rasmussen 711 High Street Des Moines, Iowa 50392 1958	Chief Financial Officer (since 2008) Vice President (since 2005) Controller (since 2000)	Vice President and Controller – Mutual Funds, PMC.

Michael D. Roughton 711 High Street Des Moines, Iowa 50392 1951	Counsel (since 1990)	Senior Vice President and Associate General Counsel, PMC and Princor. Senior Vice President and Counsel, PFD (since 2006), PSS (since 2007). Vice President and Associate General Counsel, PGI and PLIC.

Adam U. Shaikh 711 High Street Des Moines, Iowa 50392 1972	Assistant Counsel (since 2006)	Counsel, PMC (since 2007), PFD (since 2007), Princor (since 2007), PSS (since 2007) and PLIC (since 2006).

Dan L. Westholm 711 High Street Des Moines, Iowa 50392 1966	Assistant Treasurer (since 2006)	Director – Treasury, PMC, Princor (2008-2009), PSS (since 2007), and PLIC.

Beth C. Wilson 711 High Street Des Moines, Iowa 50392 1956	Vice President and Secretary (since 2007)	Vice President, PMC (since 2007) and Princor (2007-2009). Prior thereto, Segment Business Manager for Pella Corp.

**	Abbreviations used in this table:
	•	Columbus Circle Investors (CCI)
	•	Edge Asset Management, Inc. (Edge)
	•	Princor Financial Services Corporation (Princor)
	•	Principal Funds Distributor, Inc. (PFD)
	•	Principal Global Investors, LLC (PGI)
	•	Principal Life Insurance Company (PLIC)
	•	Principal Management Corporation (PMC)
	•	Principal Real Estate Investors, LLC (PREI)
	•	Principal Shareholder Services, Inc. (PSS)
	•	Spectrum Asset Management, Inc. (Spectrum)

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2010.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Funds, Inc. Directors who beneficially owned shares of the series of the Principal Variable Contracts Funds, Inc. did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

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Independent Directors (not Considered to be "Interested Persons")

Principal Variable Contracts Funds*	Ballantine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond & Mortgage Securities	A	A	A	A	A	A	C	A	A
Government & High Quality Bond	A	A	A	A	A	A	B	A	A
Diversified International	A	A	A	A	A	A	D	A	A
LargeCap Growth I	A	A	A	A	A	A	B	A	A
LargeCap S&P 500 Index	A	A	A	A	A	A	B	A	A
LargeCap Value III	A	A	A	A	A	A	D	A	A
MidCap Blend	A	A	A	A	A	A	E	A	A
Real Estate Securities	A	A	A	A	A	A	E	A	A
SAM Balanced	A	A	A	A	A	A	A	E	A
SmallCap Blend	A	A	A	A	A	A	B	A	A
SmallCap Growth II	A	A	A	A	A	A	C	A	A

Total Fund Complex	E	E	E	E	E	E	E	E	E

*	Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.

Directors Considered to be "Interested Persons"

Principal Variable Contracts Funds*	Eucher	Everett
Principal Variable Contracts Funds	A	A

Total Fund Complex	E	E

*	Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or life insurance contracts.

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2010. On that date, there were 2 funds (with a total of 98 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex
Elizabeth Ballantine	$14,255	$145,000
Kristianne Blake	14,698	149,500
Craig Damos	13,813	140,500
Richard W. Gilbert	15,441	157,050
Mark A. Grimmett	15,069	153,250
Fritz Hirsch	14,651	149,000
William C. Kimball	14,056	142,950
Barbara A. Lukavsky	13,908	141,450
Daniel Pavelich	14,447	146,950

38

CONTROL PERSONS & PRINCIPAL HOLDERS OF SECURITIES

The following list identifies shareholders who own more than 25% of the voting securities of an Account as of April 6, 2011. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by account.

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE	88.92%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	SECURITIES
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED BALANCED	100.00%	Iowa	Principal Financial Group
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED GROWTH	100.00%	Iowa	Principal Financial Group
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL	69.33%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	EQUITY INCOME	32.63%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME	32.52%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	GOV’T & HIGH QUALITY BOND	51.82%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	GOV’T & HIGH QUALITY BOND	25.09%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME	48.70%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

39

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL EMERGING	75.05%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	MARKETS
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LARGECAP BLEND II	93.02%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH	41.11%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH	25.94%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I	83.96%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

DIVERSIFIED GROWTH ACCOUNT	LARGECAP S&P 500 INDEX	47.05%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX	29.79%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE	69.54%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND	88.49%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET	97.02%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL	42.69%	Maryland	Principal Financial Group
ATTN MUTUAL FUND ACCOUNTING-H221	APPRECIATION
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	STRATEGIC INCOME
DES MOINES IA 50392-0001

40

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2010	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2020	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2030	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2040	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2050	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES	82.81%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M BALANCED	76.15%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE	86.79%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP	BALANCED
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE	36.75%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE	25.31%	California	American International
VARIABLE SEPARATE ACCOUNT	GROWTH			Group, Inc.
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME	81.03%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH	40.89%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

41

Control Person – Name and Address	Account Name	Percentage of Voting Securities Owned of Each Account	Jurisdiction Under Which the Company is Organized (when control person is a company)	Parent of Control Person (when control Person is a company)
FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH	35.67%	California	Farmers Insurance Group
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SHORT-TERM INCOME	75.65%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND	100.00%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II	87.95%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I	99.64%	Iowa	Principal Financial Group
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

The Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore the Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts, SAM Portfolios, and Principal Life Insurance Company do not exercise voting discretion.

The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.”

Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).

42

Principal Holders of Securities

The Fund is unaware of any persons who own beneficially more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of April 6, 2011. The list is presented in alphabetical order by account.

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION CLASS 1	55.75%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION CLASS 1	16.25%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	ASSET ALLOCATION CLASS 1	21.51%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED CLASS 1	69.58%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED CLASS 1	15.22%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE SECURITIES CLASS 1	35.76%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	BOND & MORTGAGE SECURITIES CLASS 1	35.30%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	BOND & MORTGAGE SECURITIES CLASS 1	6.15%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

43

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL MUTUAL LIFE	DIVERSIFIED BALANCED CLASS 2	100.00%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED GROWTH CLASS 2	100.00%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 1	30.31%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 1	8.56%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 1	6.64%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	DIVERSIFIED INTERNATIONAL CLASS 1	11.82%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL CLASS 1	16.55%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL CLASS 1	5.20%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	DIVERSIFIED INTERNATIONAL CLASS 2	47.29%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	DIVERSIFIED INTERNATIONAL CLASS 2	33.14%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

44

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FIRST SUNAMERICA LIFE INS CO	DIVERSIFIED INTERNATIONAL CLASS 2	19.55%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	EQUITY INCOME CLASS 1	5.82%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	EQUITY INCOME CLASS 1	27.07%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME CLASS 1	34.30%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	EQUITY INCOME CLASS 1	9.71%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	EQUITY INCOME CLASS 1	6.62%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	26.83%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME CLASS 2	12.46%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	EQUITY INCOME CLASS 2	53.02%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	GOVT & HIGH QUALITY BOND FUND CLASS 1	27.94%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

45

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL MUTUAL LIFE	GOVT & HIGH QUALITY BOND FUND CLASS 1	13.85%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	25.16%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	8.12%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	GOVT & HIGH QUALITY BOND FUND CLASS 1	10.04%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	GOVT & HIGH QUALITY BOND FUND CLASS 2	98.57%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM BALANCED PORTFOLIO PVC	INCOME CLASS 1	49.72%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	INCOME CLASS 1	16.43%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	INCOME CLASS 1	21.26%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	INCOME CLASS 2	90.10%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	INCOME CLASS 2	6.29%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

46

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL EMERGING MARKETS CLASS 1	32.13%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	INTERNATIONAL EMERGING MARKETS CLASS 1	23.52%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INTERNATIONAL EMERGING MARKETS CLASS 1	14.02%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP BLEND II CLASS 1	32.90%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP BLEND II CLASS 1	53.37%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP BLEND II CLASS 2	67.24%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP BLEND II CLASS 2	19.99%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FIRST SUNAMERICA LIFE INS CO	LARGECAP BLEND II CLASS 2	11.02%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I CLASS 1	39.51%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I CLASS 1	20.73%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG, G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

47

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
LIFETIME 2020 ACCOUNT	LARGECAP GROWTH I CLASS 1	8.11%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL	LARGECAP GROWTH I CLASS 1	7.81%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH CLASS 1	19.53%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH CLASS 1	7.83%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP GROWTH CLASS 1	6.27%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	26.02%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	6.72%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	LARGECAP GROWTH CLASS 1	6.06%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP GROWTH CLASS 2	60.77%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP GROWTH CLASS 2	30.71%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

48

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FIRST SUNAMERICA LIFE INS CO	LARGECAP GROWTH CLASS 2	6.26%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX CLASS 1	13.28%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE INVESTMENT	LARGECAP S&P 500 INDEX CLASS 1	7.21%
PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

DIVERSIFIED GROWTH	LARGECAP S&P 500 INDEX CLASS 1	47.05%
DIVERSIFIED GROWTH ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

DIVERSIFIED BALANCED	LARGECAP S&P 500 INDEX CLASS 1	16.55%
DIVERSIFIED BALANCED ACCOUNT
ATTN MUTUAL FUND ACCOUNTING H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE CLASS 1	32.21%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE CLASS 1	9.21%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE CLASS 1	7.09%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL	LARGECAP VALUE CLASS 1	8.40%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

49

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
SAM BALANCED PORTFOLIO PVC	LARGECAP VALUE CLASS 1	10.56%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND CLASS 1	42.40%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND CLASS 1	9.27%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP BLEND CLASS 1	22.47%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	MIDCAP BLEND CLASS 2	31.90%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	MIDCAP BLEND CLASS 2	44.43%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	MIDCAP BLEND CLASS 2	6.73%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	MIDCAP BLEND CLASS 2	14.14%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET CLASS 1	20.94%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

50

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	MONEY MARKET CLASS 1	6.31%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET CLASS 1	37.69%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MONEY MARKET CLASS 1	11.16%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET CLASS 1	8.59%
EXEC VAR UNIVERSAL LIFE II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MONEY MARKET CLASS 2	94.74%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	MONEY MARKET CLASS 2	5.25%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	PRINCIPAL CAPITAL APPRECIATION CLASS 1	5.22%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	44.49%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	8.11%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

51

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
SAM CONS GROWTH PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	13.95%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	PRINCIPAL CAPITAL APPRECIATION CLASS 1	13.16%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	PRINCIPAL CAPITAL APPRECIATION CLASS 1	9.59%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	13.93%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	14.31%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	49.55%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	16.10%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FIRST SUNAMERICA LIFE INS CO	PRINCIPAL CAPITAL APPRECIATION CLASS 2	5.68%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2010 CLASS 1	14.91%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2010 CLASS 1	71.05%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

52

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2010 CLASS 1	7.00%
FREEDOM 2 VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2020 CLASS 1	8.03%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2020 CLASS 1	81.94%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2030 CLASS 1	12.92%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2030 CLASS 1	6.03%
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2030 CLASS 1	69.55%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2040 CLASS 1	6.89%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040 CLASS 1	24.11%
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2040 CLASS 1	46.16%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL II	PRINCIPAL LIFETIME 2040 CLASS 1	5.46%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

53

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2040 CLASS 1	9.15%
EXEC VAR UNIVERSAL LIFE II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME 2050 CLASS 1	7.56%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	25.47%
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2050 CLASS 1	40.35%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL II	PRINCIPAL LIFETIME 2050 CLASS 1	7.50%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050 CLASS 1	9.09%
BVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO FLEX	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	9.73%
VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	10.21%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

54

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME STRATEGIC INC CLASS 1	72.59%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES CLASS 1	6.34%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES CLASS 1	39.70%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES CLASS 1	12.42%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	REAL ESTATE SECURITIES CLASS 1	13.14%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	REAL ESTATE SECURITIES CLASS 1	5.34%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	REAL ESTATE SECURITIES CLASS 2	96.48%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	S A M BALANCED PORTFOLIO CLASS 1	78.05%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORTFOLIO CLASS 1	9.25%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

55

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	30.23%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	7.61%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORTFOLIO CLASS 2	50.01%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	S A M BALANCED PORTFOLIO CLASS 2	8.93%
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE BALANCED PORT CLASS 1	12.83%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE BALANCED PORT CLASS 1	73.83%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	42.54%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	5.42%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT CLASS 2	44.77%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	11.12%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

56

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO CUST	S A M CONSERVATIVE GROWTH PORT CLASS 1	5.01%
VUL INCOME
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE GROWTH PORT CLASS 1	28.82%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	17.50%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	20.42%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 1	6.26%
VARIABLE UNIVERSAL LIFE INCOME II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	31.78%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	26.57%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT CLASS 2	33.65%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 1	17.78%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

57

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL MUTUAL LIFE	S A M FLEXIBLE INCOME PORT CLASS 1	67.56%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 1	6.97%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M FLEXIBLE INCOME PORT CLASS 2	39.32%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT CLASS 2	52.18%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	12.03%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT CLASS 1	6.95%
VUL INCOME
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M STRATEGIC GROWTH PORT CLASS 1	35.00%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	11.97%
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	12.97%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 1	7.40%
VARIABLE UNIVERSAL LIFE INCOME II
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

58

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	28.98%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	39.96%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT CLASS 2	20.59%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT CLASS 2	6.46%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SHORT-TERM INCOME CLASS 1	15.21%
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SHORT-TERM INCOME CLASS 1	54.88%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME CLASS 1	6.17%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME CLASS 1	7.44%
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SHORT-TERM INCOME CLASS 2	97.54%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND CLASS 1	11.34%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

59

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND CLASS 1	55.62%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND CLASS 1	5.66%
FREEDOM VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO VUL	SMALLCAP BLEND CLASS 1	20.84%
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	19.07%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG, G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	39.02%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II CLASS 1	7.58%
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP GROWTH II CLASS 1	14.63%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	40.45%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	44.22%
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP GROWTH II CLASS 2	9.61%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

60

Principal Holders of Securities Name and Address	Account and Class Name	Percentage of Ownership of an Account by Class
FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II CLASS 2	5.46%
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I CLASS 1	8.31%
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I CLASS 1	33.14%
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO EVUL	SMALLCAP VALUE I CLASS 1	7.11%
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP VALUE I CLASS 1	41.67%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP VALUE I CLASS 2	100.00%
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

Management Ownership

As of April 6, 2011, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Accounts.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

Principal provides investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, SmallCap Growth Account II, and SmallCap Value Account I.

Principal provides investment advisory services to the Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account.

Principal also provides investment advisory services to each of the Principal LifeTime Accounts directly, while engaging a Sub-Advisor to assist in managing those Accounts.

Principal implemented a cash management program in the following Accounts: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, and SmallCap Value I. Principal will invest the cash, which comprises a very small portion of the Accounts’ portfolios, in money market investments and in stock index futures contracts based on the Account’s market cap to gain exposure to the market.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, Principal pays each Sub-Advisor a fee.

Sub-Advisor:	Brown Advisory, LLC (“Brown”) is a registered investment adviser and wholly-owned subsidiary of Brown Advisory Management, LLC.
Account(s):	a portion of the assets of LargeCap Growth I
Sub-Advisor:	ClearBridge Advisors, LLC (“ClearBridge”) is registered as an investment adviser under the Advisers Act. ClearBridge Advisors, LLC is a wholly-owned subsidiary of Legg Mason, Inc., a diversified group of global asset management firms as well as a provider of distribution and client-service. Legg Mason, Inc. was founded in 1899 as a brokerage firm and has grown substantially since then.
Account(s):	a portion of the assets of LargeCap Blend II
Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI provides investment advisory services and was founded in 1975.
Account(s):	LargeCap Growth
Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.
Account(s):	Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, and Short-Term Income
Sub-Advisor:	Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors and the general public.
Account(s):	a portion of the assets of SmallCap Growth II

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Sub-Advisor:	J.P. Morgan Investment Management Inc. ("J.P. Morgan") is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.
Account(s):	a portion of the assets of SmallCap Value I
Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”) provides investment advisory services and is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).
Account(s):	Bond Market Index
Sub-Advisor:	Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”) is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company.
Account(s):	Asset Allocation
Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters is in Des Moines, Iowa. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.
Account(s):	Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and SmallCap Blend
Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life.
Account(s):	Real Estate Securities
Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 70 years of investment management experience.
Account(s):	a portion of the assets of LargeCap Blend II and a portion of the assets of LargeCap Growth I

Affiliated Persons of the Fund Who are Affiliated Persons of the Advisor

For information about affiliated persons of the Fund who are also affiliated persons of Principal or affiliated advisors, see the Interested Director and Officer tables in the “Management” section.

Codes of Ethics

The Fund, Principal, each of the Sub-Advisors, and the Distributor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal and each Sub-Advisor has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent, among other things, persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

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For providing the investment advisory services and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $250 million	Next $250 million	Thereafter
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend II	0.75	0.70	0.65	0.60	0.55
Diversified International	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05

	Net Asset Value of Account
Account	First $500 million	Next $500 million	Next $1 billion	Next $1 billion	Over $3 billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Asset Value of Account
Account	First $2 billion	Over $2 billion
Government & High Quality Bond and Income	0.50%	0.45%

Net Asset Value of Account
Account	Overall Fee
Principal LifeTime 2010	0.03%
Principal LifeTime 2020	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2050	0.03
Principal LifeTime Strategic Income	0.03

	Net Asset Value of Account
Account	First $200 million	Next $300 million	Over $500 million
Short-Term Income	0.50%	0.45%	0.40%

	Net Asset Value of Account
Account	First $500 million	Over $500 million
Principal Capital Appreciation	0.625%	0.50%

Net Asset Value of Account
Account	First $1 billion	Over $1 billion
SAM Balanced Portfolio*	0.25%	0.20%
SAM Conservative Balanced Portfolio*	0.25	0.20
SAM Conservative Growth Portfolio*	0.25	0.20
SAM Flexible Income Portfolio*	0.25	0.20
SAM Strategic Growth Portfolio*	0.25	0.20
* Breakpoints are based on aggregate SAM Portfolio net assets

Net Asset Value of Account
Account	Overall Fee
Bond Market Index	0.25%
LargeCap S&P 500 Index	0.25

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Net Asset Value of Account
Account	All Assets
Diversified Balanced	0.05%
Diversified Growth	0.05
Diversified Income	0.05

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Next $100 million	Next $100 million	Thereafter
Asset Allocation and LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income	0.60	0.55	0.50	0.45	0.40
SmallCap Growth II	1.00	0.95	0.90	0.85	0.80
MidCap Blend	0.65	0.60	0.55	0.50	0.45
Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap Blend	0.85	0.80	0.75	0.70	0.65
SmallCap Value I	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows (amounts in thousands):

Management Fees For Periods Ended December 31,
Account	2010	2009	2008
Asset Allocation	$ 507	$ 490	$ 683
Balanced	339	324	493
Bond & Mortgage Securities	1,491	1,424	1,767
Diversified Balanced	36	—*
Diversified Growth	66	—*
Diversified International	3,546	2,563	3,637
Equity Income	2,394	1,888	2,329
Government & High Quality Bond	1,798	928	963
Income	1,066	814	781
International Emerging Markets	2,096	1,615	2,065
LargeCap Blend II	1,332	1,221	1,675
LargeCap Growth	1,400	1,337	1,950
LargeCap Growth I	1,745	1,422	1,794
LargeCap S&P 500 Index	531	251	375
LargeCap Value	938	833	1,269
MidCap Blend	2,528	1,742	2,230
Money Market	1,468	1,831	1,524

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Principal Capital Appreciation	688	508	659
Principal LifeTime 2010	14	26	53
Principal LifeTime 2020	56	102	200
Principal LifeTime 2030	21	26	35
Principal LifeTime 2040	5	9	18
Principal LifeTime 2050	4	6	11
Principal LifeTime Strategic Income	8	14	26
Real Estate Securities	1,412	1,095	1,552
SAM Balanced	2,025	1,508	1,392
SAM Conservative Balanced	413	304	201
SAM Conservative Growth	487	439	635
SAM Flexible Income	446	347	329
SAM Strategic Growth	306	253	344
Short-Term Income	772	268	318
SmallCap Blend	450	392	611
SmallCap Growth II	777	653	841
SmallCap Value I	1,453	1,250	1,607
* The Account commenced operations on December 30, 2009.

Sub-Advisory Agreements

For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

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In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. Income) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

	Table A Net Asset Value of Account
Account	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Government & High Quality Bond, Income, and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

	Table B Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Account	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Principal Capital Appreciation	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Account	Table C Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

Accounts for which PGI serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

•	Principal Life unregistered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
•	Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by PGI with the same investment mandate (e.g. midcap value) in

•	(a) Principal Life unregistered separate account sub-advised by PGI and
•	(b) Principal Life sponsored mutual fund sub-advised by PGI.

	Table A Net Asset Value of Account
Account	First $5 billion	Next $1 billion	Next $4 billion	Over $10 billion
Balanced and Bond & Mortgage Securities	0.1126%	0.0979%	0.0930%	0.0881%

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	Table B Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Over $1.5 billion
Diversified International	0.3427%	0.2741%	0.1958%	0.1566%	0.1175%	0.0979%	0.0783%
LargeCap Value	0.2643	0.2448	0.2154	0.1762	0.1273	0.0881	0.0587
Account	First $25 million	Next $75 million	Next $100 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap Blend	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Account	Table C Sub-Advisor Percentage Fee
International Emerging Markets	0.4895%
LargeCap S&P 500 Index	0.0147
Money Market	0.0734
Principal LifeTime 2010	0.03
Principal LifeTime 2020	0.03
Principal LifeTime 2030	0.03
Principal LifeTime 2040	0.03
Principal LifeTime 2050	0.03
Principal LifeTime Strategic Income	0.03

All Other Accounts. In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

	Net Asset Value of Fund
Fund	First $200 million	Next $300 million	Next $500 million	Over $1 billion
Bond Market Index (Mellon Capital)	0.08%	0.06%	0.05%	0.04%

	Net Asset Value of Account
Account	First $40 million	Next $160 million	Next $100 million	Over $300 million
Asset Allocation – Morgan Stanley Investment Management	0.45%	0.30%	0.25%	0.20%

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Assets Over $500 million
LargeCap Blend II – ClearBridge	0.25%	0.20%	0.15%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $50 million	Next $200 million	Next $350 million	Next $400 million	Over $1 billion
LargeCap Blend II – T. Rowe Price	0.40%	0.35%	0.30%	0.275%	0.275% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

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	Net Asset Value of Account
Account	First $50 million	Next $50 million	Next $100 million	Next $200 million	Next $350 million	Next $750 million	Next $500 million	Next $2.5 billion	Over $4.5 billion
LargeCap Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

	Net Asset Value of Account
Account	First $100 million	Next $100 million	Over $200 million
LargeCap Growth I – Brown	0.30%	0.25%	0.20%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $250 million	Next $250 million	Next $500 million	Over $1 billion
LargeCap Growth I – T. Rowe Price	0.40%	0.375%	0.35%	0.35% on all assets
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $1 billion	Next $500 million	Over $1.5 billion
Real Estate Securities – Principal – REI	0.4895%	0.4405%	0.3916%

	Net Asset Value of Account
Account	First $200 million	Over $200 million
SmallCap Growth II – Emerald	0.50%	0.45%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

	Net Asset Value of Account
Account	First $300 million	Above $300 million
SmallCap Value I – J.P. Morgan	0.45%	0.35%
Cash and cash equivalents shall be included in the Series net assets calculation up to a maximum of 1.00% of the Series net assets.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

Sub-Advisor Fees For Periods Ended December 31,
Account	2010	2009	2008
Asset Allocation	$248,118	$236,660	$316,002
Balanced	56,926	54,994	83,448
Bond & Mortgage Securities	342,848	328,442	424,056
Diversified International	385,895	282,775	404,369
Equity Income	387,808	316,312	380,131
Government & High Quality Bond	353,151	187,199	191,155
Income	214,367	164,042	155,360
International Emerging Markets	817,205	613,296	849,997
LargeCap Blend II	357,887	403,549	592,550
LargeCap Growth	359,496	316,580	539,356
LargeCap Growth I	490,288	493,404	785,511
LargeCap S&P 500 Index	29,589	14,511	22,908
LargeCap Value	129,010	124,689	175,381
MidCap Blend	608,363	470,438	578,552
Money Market	247,104	328,718	252,144
Principal Capital Appreciation	198,977	143,988	157,029

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Principal LifeTime 2010	13,649	12,494	18,174
Principal LifeTime 2020	55,514	50,082	69,919
Principal LifeTime 2030	21,248	13,349	12,164
Principal LifeTime 2040	5,386	4,378	6,257
Principal LifeTime 2050	3,454	2,837	3,916
Principal LifeTime Strategic Income	7,849	6,982	8,979
Real Estate Securities	735,606	575,118	849,838
SAM Balanced	361,261	253,600	245,298
SAM Conservative Balanced	73,761	51,159	34,638
SAM Conservative Growth	86,847	74,401	114,109
SAM Flexible Income	79,750	58,688	57,154
SAM Strategic Growth	54,273	42,679	61,801
Short-Term Income	152,031	53,399	63,505
SmallCap Blend	125,230	111,447	159,226
SmallCap Growth II	335,215	317,836	462,305
SmallCap Value I	448,749	443,509	711,223

Operating Expense Limits

Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense and acquired fund fees and expenses, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
SmallCap Value I	0.99%	1.24%	April 30, 2012

In addition, Principal has contractually agreed to limit certain of the Accounts’ management fees. The expense limit will reduce the Accounts’ Management Fees by the amounts listed below:

Account	Waiver	Expiration
LargeCap Blend II	0.018%	April 30, 2012
LargeCap Growth I	0.016%	April 30, 2012
SmallCap Growth II	0.020%	April 30, 2012
SmallCap Value I	0.020%	April 30, 2012

PMC has contractually agreed to reduce Short-Term Income Account's expenses by 0.01% through the period ending April 30, 2012.

PMC has voluntarily agreed to limit certain of the Diversified Balanced Account's, the Diversified Growth Account's, and the Diversified Income Account’s expenses and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.31% for each Account. The expense limits may be terminated at any time.

Custodian

The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

Transfer Agent

Principal Shareholder Services, Inc. (“PSS”) (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710) provides transfer agency services for Principal Variable Contracts Funds, Inc. The Fund currently pays no fee for the services PSS provides to the Class 1 and Class 2 shares pursuant to the Transfer Agency Agreement for Class 1 and Class 2 shares.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities

All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by Principal, or by the Account’s Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of Principal and of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, Principal or the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that Principal or a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when Principal or the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which Principal or the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the Accounts from compensating a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Therefore, Principal or the Sub-Advisor may not compensate a broker/dealer for promoting or selling Account shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling Account shares. Principal or a Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

Principal or a Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, performance of client accounts, and access to research analysts, corporate management personnel, and industry experts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions or terms that are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the sub-advisor's overall responsibilities to the accounts under its management. Principal or a Sub-Advisor generally pays additional commission amounts for such research services. Statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and Principal or a Sub-Advisor may use it in servicing some or all of the accounts it manages. Principal and the Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2010 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

Account	Amount of Transactions because of Research Services Provided	Related Commissions Paid
Balanced	$ 23,963,257	$ 17,531
Diversified International	125,150,362	142,620
Equity Income	234,580,596	266,038
International Emerging Markets	44,628,989	86,924
LargeCap Blend II	68,954,141	17,294
LargeCap Growth	16,179,609	19,114
LargeCap Growth I	90,645,527	22,538
LargeCap S&P 500 Index	6,007,243	599
LargeCap Value	179,237,337	144,083
MidCap Blend	51,824,793	25,319
Principal Capital Appreciation	44,314,638	42,474
Real Estate Securities	46,215,949	33,788
SmallCap Blend	23,120,796	34,192
SmallCap Growth II	112,558,908	218,962
SmallCap Value I	39,670,186	4,053

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Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or Principal, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time, and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Russell Implementation Services, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

The following table shows the brokerage commissions paid during the periods indicated.

Total Brokerage Commissions Paid for Periods Ended December 31
Account	2010	2009	2008
Asset Allocation	$ 44,125	$ 12,605	$ 18,333
Balanced	105,118	109,391	102,949
Bond & Mortgage Securities	0	19,148	11,500
Diversified International	1,187,547	928,911	1,410,823
Equity Income	311,495	392,235	594,977
Income	0	202	0
International Emerging Markets	718,732	699,947	978,724
LargeCap Blend II	88,220	182,877	230,453
LargeCap Growth	293,538	497,921	442,682
LargeCap Growth I	136,991	176,442	188,341
LargeCap S&P 500 Index	67,466	5,379	19,051
LargeCap Value	694,434	489,333	540,865
MidCap Blend	226,454	171,883	242,978

72

Principal Capital Appreciation	58,778	45,035	39,656
Real Estate Securities	191,917	241,554	179,826
SmallCap Blend	155,693	222,138	207,256
SmallCap Growth II	415,681	369,360	253,043
SmallCap Value I	273,288	238,012	215,760

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Certain broker-dealers are considered to be affiliates of the Fund:

Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor Employed by Principal	Sub-Advisor Employed By Principal	Principal Variable Contracts Funds, Inc. Account Advised by Sub-Advisor	Principal Funds, Inc. Fund Advised by Sub-Advisor
B-Trade Services, LLC; BNY Brokerage, Inc.; BNY Capital Markets, Inc.; Mellon Financial Markets, LLC; and Pershing, LLC	Mellon Capital Management Corporation	N/A	Bond Market Index

BTIG, LLC Goldman Sachs & Co.; and Goldman Sachs Execution & Clearing, LP	Goldman Sachs Asset Management LP	N/A	MidCap Value I

Bear Stearns Wealth Management (a JP Morgan Co); JP Morgan Cazenove Limited; JP Morgan Securities; and Morgan Joseph & Co.	American Century Investment Management, Inc.	N/A	LargeCap Growth II

Bear Stearns Wealth Management (a JP Morgan Co); JP Morgan Cazenove Limited; JP Morgan Securities; and Morgan Joseph & Co.	J.P. Morgan Investment Management, Inc.	SmallCap Value I	High Yield I

Citigroup Global Markets, Inc.; Mitsubishi UFJ Securities; and Morgan Stanley & Co. Inc.	Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	Asset Allocation	California Municipal and Tax-Exempt Bond

Dresdner Kleinwort Securities, LLC	Pacific Investment Management Co LLC	N/A	Core Plus Bond I

Exane Inc.; and The Williams Capital Group, L.P.	AXA Rosenberg Investment Management LLC	N/A	International Value I

Exane Inc.; and The Williams Capital Group, L.P.	Montag & Caldwell, Inc.	N/A	LargeCap Growth II

Fidelity Brokerage Services, LLC; and National Financial Services, LLC	Pyramis Global Advisors, LLC	N/A	International I

Lehman Brothers, Inc.	Neuberger Berman Fixed Income, LLC	N/A	High Yield I

Merrill Lynch, Pierce, Fenner & Smith, Inc.; and Merrill Lynch Canada, Inc.	BlackRock Financial Management, Inc.	N/A	Inflation Protection

Natixis Bleichroeder, Inc.	Vaughan Nelson Investment Management, LP	N/A	SmallCap Value II

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	N/A	LargeCap Value III and SmallCap Growth I

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth	LargeCap Growth, MidCap Growth and SmallCap Growth III

73

Brokerage Commissions were Paid to the Following Broker-Dealers who are Affiliated with the Sub-Advisor Employed by Principal	Sub-Advisor Employed By Principal	Principal Variable Contracts Funds, Inc. Account Advised by Sub-Advisor	Principal Funds, Inc. Fund Advised by Sub-Advisor

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, Government & High Quality Bond, Income, Principal Capital Appreciation, Short-Term Income, and Strategic Asset Management Portfolios	Equity Income, High Yield, Income, Government & High Quality Bond, Principal Capital Appreciation, Short-Term Income, and Strategic Asset Management Portfolios

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Balanced, Bond & Mortgage Securities, Diversified International, International Emerging Markets, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, Money Market, Principal LifeTime Accounts, SmallCap Blend	Bond & Mortgage Securities, Disciplined LargeCap Blend, Diversified International, Global Diversified Income, International Emerging Markets, International Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend; MidCap S&P 400 Index, MidCap Value III, Money Market, Principal LifeTime Funds, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index, SmallCap Value

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Real Estate Securities	Global Diversified Income, Global Real Estate Securities, Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	N/A	Global Diversified Income and Preferred Securities

UBS Financial Services, Inc.; and UBS Securities LLC	UBS Global Asset Management (Americas) Inc.	N/A	LargeCap Value I and SmallCap Growth II

Brokerage commissions paid to affiliates, if any, during the periods ending December 31 (last three fiscal years) were as follows (“As Percent of Total Commissions” and “Percent of Dollar Amount of Commissionable Transactions” given for the most recently completed fiscal year only):

Commissions Paid to B-Trade Services, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2009	$ 1
	2008	6
Diversified International	2008	346
LargeCap Blend II	2009	384
	2008	1,569
LargeCap Growth	2009	708
	2008	471
LargeCap Growth I	2009	261
	2008	1,226
SmallCap Blend	2009	26

74

	2008	98
SmallCap Growth II	2009	26,039
	2008	20,760

Commissions Paid to Bear Stearns Wealth Management (A JPMorgan Company)
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2008	$ 888
Diversified International	2008	13,773
Equity Income	2008	10,085
International Emerging Markets	2008	7,156
LargeCap Blend II	2010	2,383	2.70%	1.97%
	2009	1,356
	2008	1,286
LargeCap Growth	2008	12,182
LargeCap Growth I	2010	5,417	3.95	3.67
	2009	1,554
	2008	2,646
LargeCap Value	2008	3,157
MidCap Blend	2008	1,723
Principal Capital Appreciation	2008	564
SmallCap Blend	2008	797
SmallCap Growth II	2009	824
	2008	28
SmallCap Value I	2009	10
	2008	650

Commissions Paid to BNY Brokerage, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2009	$ 5,240
	2008	3,416
Diversified International	2009	98
	2008	258
Equity Income	2009	137,287
	2008	100,920
International Emerging Markets	2009	37
	2008	68
LargeCap Blend II	2009	64
	2008	97
LargeCap Growth I	2009	24
LargeCap S&P 500 Index	2009	1,133
	2008	959
LargeCap Value	2009	25,856
	2008	10,299
MidCap Blend	2009	8,400
	2008	3,884
Principal Capital Appreciation	2009	1,524
	2008	2,729
Real Estate Securities	2009	26,855
	2008	748
SmallCap Blend	2009	5,509

75

	2008	1,777
SmallCap Growth II	2009	6,855
	2008	159
SmallCap Value I	2009	1,202

Commissions Paid to BNY ConvergEx
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 372	0.84%	0.11%
Balanced	2010	3,804	3.62	4.42
Diversified International	2010	3,694	0.31	0.38
Equity Income	2010	112,392	36.08	32.78
International Emerging Markets	2010	949	0.13	0.32
LargeCap Blend II	2010	97	0.11	0.28
LargeCap Growth I	2010	1,186	0.87	0.87
LargeCap S&P 500 Index	2010	7,245	10.74	9.84
LargeCap Value	2010	25,321	3.65	3.88
MidCap Blend	2010	5,161	2.28	3.01
Principal Capital Appreciation	2010	4,341	7.39	12.10
Real Estate Securities	2010	3,112	1.62	2.16
SmallCap Blend	2010	1,560	1.00	1.76
SmallCap Growth II	2010	39,263	9.45	9.69
SmallCap Value I	2010	104	0.04	0.03

Commissions Paid to BTIG, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2009	$ 44
MidCap Blend	2009	616
Real Estate Securities	2009	326
SmallCap Blend	2009	554
SmallCap Growth II	2008	199
SmallCap Value I	2009	1,434

Commissions Paid to Citigroup Global Markets, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 51	0.12%	0.04%
	2009	6
Balanced	2010	7,040	6.70	8.65
	2009	4,779
Bond & Mortgage Securities	2009	17
Diversified International	2010	72,174	6.08	5.31
	2009	56,896
Equity Income	2009	3,621
International Emerging Markets	2010	68,257	9.50	9.02
	2009	50,285
LargeCap Blend II	2010	3,534	4.01	4.91
	2009	10,455
LargeCap Growth	2010	9,886	3.37	2.97
	2009	16,977

76

Commissions Paid to Citigroup Global Markets, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Growth I	2010	3,313	2.42	2.37
	2009	4,634
LargeCap S&P 500 Index	2010	6,616	9.81	11.91
	2009	656
LargeCap Value	2010	16,150	2.33	2.29
	2009	19,257
MidCap Blend	2010	952	0.42	0.61
Principal Capital Appreciation	2010	57	0.10	0.11
Real Estate Securities	2010	2,261	1.18	1.17
	2009	15,899
SmallCap Blend	2010	6,700	4.30	3.16
	2009	4,427
SmallCap Growth II	2010	3,872	0.93	0.78
	2009	5,739
SmallCap Value I	2010	21,785	7.97	8.19
	2009	7,570

Commissions Paid to Credit Suisse
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 8,998	20.39%	22.85%
Balanced	2010	1,511	1.44	1.14
Diversified International	2010	125,242	10.55	9.27
Equity Income	2010	6,440	2.07	2.59
International Emerging Markets	2010	46,414	6.46	5.42
LargeCap Blend II	2010	3,217	3.65	4.61
LargeCap Growth	2010	7,473	2.55	3.29
LargeCap Growth I	2010	6,137	4.48	6.44
LargeCap S&P 500 Index	2010	8,861	13.13	11.43
LargeCap Value	2010	7,749	1.12	1.00
MidCap Blend	2010	4,083	1.80	2.08
Principal Capital Appreciation	2010	1,309	2.23	1.93
Real Estate Securities	2010	8,771	4.57	5.59
SmallCap Blend	2010	9,716	6.24	5.44
SmallCap Growth II	2010	2,793	0.67	0.79
SmallCap Value I	2010	20,631	7.55	9.23

Commissions Paid to Exane, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2009	$17,418

Commissions Paid to Fidelity Brokerage Services LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2010	$ 464	0.44%	1.10%
Diversified International	2010	87	0.01	0.01

77

International Emerging Markets	2010	213	0.03	0.19
LargeCap Value	2010	6,670	0.96	3.04
MidCap Blend	2010	435	0.19	0.66
Real Estate Securities	2010	3,484	1.82	4.73
SmallCap Blend	2010	1,411	0.91	2.56

Commissions Paid to Goldman Sachs & Co.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 3,421	7.75%	7.72%
	2009	511
	2008	527
Balanced	2010	757	0.72	0.47
	2009	1,610
	2008	915
Diversified International	2010	35,910	3.02	2.72
	2009	42,281
	2008	55,457
International Emerging Markets	2010	40,278	5.60	5.49
	2009	33,786
	2008	52,339
LargeCap Blend II	2010	5,728	6.49	6.93
	2009	4,503
	2008	14,197
LargeCap Growth	2010	4,682	1.60	1.91
	2009	24,434
	2008	25,172
LargeCap Growth I	2010	11,361	8.29	5.45
	2009	8,068
	2008	12,207
LargeCap Value	2010	12,502	1.80	1.44
	2009	8,778
	2008	1,098
MidCap Blend	2010	5,652	2.50	1.62
	2009	1,979
	2008	2,998
Real Estate Securities	2010	460	0.24	0.10
	2009	3,523
	2008	761
SmallCap Blend	2010	4,437	2.85	3.23
	2009	2,424
	2008	3,025
SmallCap Growth II	2010	5,387	1.30	1.00
	2009	3,110
	2008	949
SmallCap Value I	2010	674	0.25	0.11
	2009	10,480
	2008	658

Commissions Paid to Goldman Sachs Execution & Clearing, LP
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2009	$1,917

78

	2008	2,005
LargeCap Growth	2008	73
LargeCap Growth I	2009	1,599
	2008	1,739
SmallCap Growth II	2009	7,053
	2008	4,488
SmallCap Value I	2009	590
	2008	662

Commissions Paid to Guggenheim Capital LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2010	$ 24	0.03%	0.02%
LargeCap Growth I	2010	12	0.01	0.01
SmallCap Growth II	2010	315	0.08	0.10

Commissions Paid to JP Morgan Cazenove Limited
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2010	$3,380	0.28%	0.24%
	2009	7,887
	2008	8,004

Commissions Paid to J.P. Morgan Securities Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 521	1.18%	0.99%
	2008	114
Balanced	2010	4,521	4.30	5.08
	2009	7,975
	2008	6,138
Diversified International	2010	99,338	8.36	6.76
	2009	73,872
	2008	106,701
Equity Income	2010	9,084	2.92	3.35
	2009	17,179
	2008	28,908
International Emerging Markets	2010	81,528	11.34	11.27
	2009	90,445
	2008	118,547
LargeCap Blend II	2010	8,882	10.07	13.18
	2009	12,016
	2008	19,782
LargeCap Growth	2010	25,838	8.80	9.15
	2009	53,156
	2008	33,262
LargeCap Growth I	2010	3,286	2.40	3.51
	2009	15,525
	2008	23,601
LargeCap S&P 500 Index	2010	2,170	3.22	3.09
	2009	60

79

Commissions Paid to J.P. Morgan Securities Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
	2008	125
LargeCap Value	2010	44,796	6.45	8.35
	2009	46,266
	2008	36,851
MidCap Blend	2010	1,649	0.73	1.20
	2009	2,458
	2008	33,157
Principal Capital Appreciation	2010	1,868	3.18	3.21
	2009	1,565
	2008	980
Real Estate Securities	2010	6,984	3.64	4.48
	2009	15,026
	2008	5,952
SmallCap Blend	2010	4,391	2.82	2.64
	2009	4,803
	2008	13,321

SmallCap Growth II	2010	12,542	3.02	3.25
	2009	14,054
	2008	16,225
SmallCap Value I	2010	261	0.10	0.10
	2009	3,550
	2008	4,239

Commissions Paid to Lehman Brothers, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2008	$ 286
Balanced	2008	2,683
Diversified International	2008	30,782
Equity Income	2008	3,256
International Emerging Markets	2008	10,521
LargeCap Blend II	2008	4,828
LargeCap Growth	2008	21,246
LargeCap Growth I	2008	5,093
LargeCap S&P 500 Index	2008	613
LargeCap Value	2008	26,759
MidCap Blend	2008	6,352
Principal Capital Appreciation	2008	74
Real Estate Securities	2008	3,543
SmallCap Blend	2008	3,248
SmallCap Growth II	2009	3,861
	2008	1,469
SmallCap Value I	2008	1,177

80

Commissions Paid to Mellon Financial Markets LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
SmallCap Growth II	2008	$5

Commissions Paid to Merrill Lynch Canada, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2009	$33

Commissions Paid to Merrill Lynch Pierce, Fenner & Smith, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2009	$ 747
Balanced	2009	10,037
Diversified International	2009	106,004
Equity Income	2009	11,170
International Emerging Markets	2009	92,693
LargeCap Blend II	2009	11,963
LargeCap Growth	2009	15,921
LargeCap Growth I	2009	8,980
LargeCap S&P 500 Index	2009	529
LargeCap Value	2009	69,495
MidCap Blend	2009	7,552
Principal Capital Appreciation	2009	1,291
Real Estate Securities	2009	22,886
SmallCap Blend	2009	12,002
SmallCap Growth II	2009	17,274
SmallCap Value I	2009	4,349

Commissions Paid to Mitsubishi UFJ Securities Co. Ltd.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2010	$5,259	0.44%	0.37%
	2009	3,636

Commissions Paid to Morgan Joseph & Co.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
SmallCap Growth II	2010	$ 42	0.01%	0.03%
	2009	661
	2008	298

Commissions Paid to Morgan Stanley & Co. Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2009	$ 170
Balanced	2010	3,259	3.10%	4.34%
	2009	2,703
	2008	1,037
Diversified International	2010	91,525	7.71	7.85

81

Commissions Paid to Morgan Stanley & Co. Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
	2009	65,029
	2008	86,942
Equity Income	2010	916	0.29	0.36
	2009	4,816
	2008	8,380
International Emerging Markets	2010	79,307	11.03	9.93
	2009	52,445
	2008	82,337
LargeCap Blend II	2010	5,506	6.24	5.40
	2009	12,296
	2008	14,996
LargeCap Growth	2010	9,036	3.08	2.22
	2009	10,433
	2008	5,144
LargeCap Growth I	2010	6,393	4.67	5.41
	2009	4,509
	2008	13,952
LargeCap S&P 500 Index	2010	253	0.38	0.56
	2009	24
	2008	83
LargeCap Value	2010	20,776	2.99	3.88
	2009	5,938
	2008	10,615
MidCap Blend	2010	3,127	1.38	1.53
	2009	1,762
	2008	3,034
Principal Capital Appreciation	2010	1,860	3.16	2.53
	2009	195
Real Estate Securities	2010	2,056	1.07	1.51
	2009	799
	2008	503
SmallCap Blend	2010	1,145	0.74	1.16
	2009	4,728
	2008	3,386
SmallCap Growth II	2010	19,955	4.80	7.02
	2009	7,210
	2008	7,582
SmallCap Value I	2010	15,229	5.57	5.10
	2009	7,273
	2008	2,881

Commissions Paid to National Financial Services, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2010	$ 20	0.02%	0.02%
	2009	224
	2008	212
LargeCap Growth	2008	2,640
LargeCap Growth I	2010	45	0.03	0.04
	2009	24

82

SmallCap Value I	2009	90
	2008	146

Commissions Paid to Natixis Securities
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Diversified International	2010	$508	0.04%	0.08%

Commissions Paid to Natixis Bleichroeder, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap Blend II	2009	$ 84
LargeCap Growth	2009	185

Commissions Paid to Pershing, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
LargeCap S&P 500 Index	2009	$ 20
	2008	34
Principal Capital Appreciation	2008	55
SmallCap Growth II	2010	29,941	7.20%	6.20%
	2009	30,761
	2008	13,621

Commissions Paid to Pipeline Trading Systems LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2010	$ 387	0.37%	0.31%
LargeCap Blend II	2010	42	0.05	0.06
LargeCap Growth	2010	774	0.26	0.41
LargeCap Growth I	2010	95	0.07	0.09
LargeCap Value	2010	6,879	0.99	1.19
MidCap Blend	2010	1,290	0.57	0.58
Real Estate Securities	2010	241	0.13	0.13
SmallCap Blend	2010	5	0.00	0.00
SmallCap Growth II	2010	733	0.18	0.12

Commissions Paid to Sanford C. Bernstein & Co. LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 7,577	17.17%	18.47%
	2009	449
	2008	4,738
Balanced	2010	2,234	2.13	2.35
	2009	2,461
	2008	612
Diversified International	2010	2,679	0.23	0.52
	2009	2,869
	2008	3,785

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Commissions Paid to Sanford C. Bernstein & Co. LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions

Equity Income	2010	30,743	9.87	11.19
	2009	30,293
	2008	51,244
LargeCap Blend II	2010	3,543	4.02	7.24
	2009	6,434
	2008	4,518
LargeCap Growth	2010	6,226	2.12	2.16
	2009	1,424
	2008	1,861
LargeCap Growth I	2010	2,944	2.15	1.53
	2009	4,131
	2008	2,590
LargeCap S&P 500 Index	2008	8
LargeCap Value	2010	20,881	3.01	3.98
	2009	10,713
	2008	904
MidCap Blend	2010	1,674	0.74	0.97
	2009	704
	2008	257
Principal Capital Appreciation	2010	2,034	3.46	3.90
	2009	2,431
	2008	1,672
Real Estate Securities	2010	9,889	5.15	7.15
	2009	13,554
	2008	123
SmallCap Blend	2010	672	0.43	0.31
	2009	368
	2008	1,243
SmallCap Growth II	2010	2,464	0.59	0.35
	2009	1,270
	2008	21
SmallCap Value I	2010	718	0.26	0.26
	2009	2,274
	2008	475

Commissions Paid to Spectrum Asset Management, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Bond & Mortgage Securities	2009	$19,131
	2008	11,500

Commissions Paid to UBS Financial Services, Inc.
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Balanced	2010	$ 18	0.02%	0.02%
	2009	24

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	2008	23
Equity Income	2010	1,772	0.57	0.62
LargeCap Blend II	2010	307	0.35	0.32
LargeCap Growth I	2010	417	0.30	0.29
LargeCap S&P 500 Index	2008	26
MidCap Blend	2010	327	0.14	0.08
Principal Capital Appreciation	2010	209	0.36	0.21
Real Estate Securities	2010	376	0.20	0.14
SmallCap Blend	2010	341	0.22	0.43

Commissions Paid to UBS Securities, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
Asset Allocation	2010	$ 9,985	22.63%	21.65%
	2009	474
	2008	545
Balanced	2010	3,306	3.14	2.91
	2009	10,286
	2008	6,145
Diversified International	2010	90,277	7.60	8.02
	2009	68,894
	2008	148,955
Equity Income	2010	15,406	4.95	5.21
	2009	14,090
	2008	24,728
International Emerging Markets	2010	70,703	9.84	9.70
	2009	61,436
	2008	79,550
LargeCap Blend II	2010	700	0.79	1.24
	2009	5,238
	2008	8,326
LargeCap Growth	2010	7,581	2.58	2.63
	2009	18,180
	2008	11,629
LargeCap Growth I	2010	1,795	1.31	1.77
	2009	1,989
	2008	11,276
LargeCap S&P 500 Index	2010	16,054	23.79	22.61
	2009	1,255
	2008	11,048
LargeCap Value	2010	18,721	2.70	3.12
	2009	31,817
	2008	28,457
MidCap Blend	2010	1,922	0.85	1.45
	2009	1,655
	2008	3,166

Principal Capital Appreciation	2010	435	0.74	1.39
	2009	3,398
	2008	720
Real Estate Securities	2010	22,428	11.69	16.83
	2009	15,057
	2008	15,216
SmallCap Blend	2010	14,247	9.15	5.63

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Commissions Paid to UBS Securities, LLC
Account	Fiscal Year Ended	Total Dollar Amount	As Percent of Total Commissions	Percent of Dollar Amount of Commissionable Transactions
	2009	16,496
	2008	16,414
SmallCap Growth II	2010	2,549	0.61	0.67
	2009	1,976
	2008	2,922
SmallCap Value I	2010	3,512	1.29	0.74
	2009	4,552
	2008	4,812

Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.

The following table indicates the value of each Account’s aggregate holdings, in thousands, of the securities of Principal Variable Contracts Funds, Inc. regular brokers or dealers for the fiscal year ended December 31, 2010.

Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
Asset Allocation	Bank of New York Mellon Corp/The	81
	Citigroup Inc	637
	Deutsche Bank	472
	Deutsche Bank AG	48
	Goldman Sachs Group Inc/The	753
	Morgan Stanley	590
	UBS AG	43
Balanced	Citigroup Inc	333
	Deutsche Bank	71
	Goldman Sachs Group Inc/The	198
	Morgan Stanley	711
	UBS AG	25
Bond & Mortgage Securities	Citigroup Inc	2,374
	Deutsche Bank	252
	Goldman Sachs Group Inc/The	999
	Morgan Stanley	13,245
	Nomura Asset Acceptance Corp	24
Diversified International	Deutsche Bank	150
	Morgan Stanley	187
Equity Income	Bank of New York Mellon Corp/The	8,380
	Deutsche Bank	640
	Morgan Stanley	800
Government & High Quality Bond	Citigroup Inc	21,270
	Deutsche Bank	1,096
	Goldman Sachs Group Inc/The	2,076
	Morgan Stanley	1,370
	Nomura Resecuritization Trust	3,059
Income	Citigroup Inc	2,530
	Deutsche Bank	817
	Goldman Sachs Group Inc/The	2,103
	Morgan Stanley	2,769
International Emerging Markets	Deutsche Bank	94
	Morgan Stanley	118
LargeCap Blend II	Bank of New York Mellon Corp/The	296
	Citigroup Inc	1,722
	Deutsche Bank	272
	Goldman Sachs Group Inc/The	1,001
	Morgan Stanley	753
LargeCap Growth	Deutsche Bank	121
	Goldman Sachs Group Inc/The	4,564
	Morgan Stanley	151
LargeCap Growth I	Bank of New York Mellon Corp/The	2,499

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Holdings of Securities of Principal Variable Contracts Funds, Inc. Regular Brokers and Dealers
	Deutsche Bank	180
	Morgan Stanley	325
LargeCap S&P 500 Index	Bank of New York Mellon Corp/The	1,112
	Citigroup Inc	4,078
	Deutsche Bank	782
	Goldman Sachs Group Inc/The	2,551
	Morgan Stanley	2,199
LargeCap Value	Citigroup Inc	1,773
	Deutsche Bank	271
	Morgan Stanley	338
MidCap Blend	Deutsche Bank	131
	Morgan Stanley	164
Money Market	Deutsche Bank	8,000
	Deutsche Bank AG	7,693
	UBS AG	6,682
Principal Capital Appreciation	Deutsche Bank	181
	Morgan Stanley	227
Real Estate Securities	Deutsche Bank	17
	Morgan Stanley	21
Short-Term Income	Bank of New York Mellon Corp/The	3,099
	Citigroup Inc	5,333
	Deutsche Bank	432
	Goldman Sachs Group Inc/The	4,059
	Morgan Stanley	4,223
SmallCap Blend	Deutsche Bank	125
	Morgan Stanley	156
SmallCap Growth II	Deutsche Bank	360
	Morgan Stanley	450
SmallCap Value I	Deutsche Bank	202
	Morgan Stanley	253

Allocation of Trades

By the Manager (“Principal”). Principal shares a common trading platform and personnel that perform trade-related functions with Principal Global Investors (“PGI”) and, where applicable, Principal and PGI coordinate trading activities on behalf of their respective clients. Such transactions are executed in accordance with the firms’ trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal acts as discretionary investment adviser for registered investment companies and PGI acts as investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of their respective clients, occasions arise in which Principal and PGI deem it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal and PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or "bunched" basis. Principal and PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal and PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Principal provides investment advice to the Principal LifeTime Accounts of the Fund, and PGI assists Principal in managing the Principal LifeTime Accounts. Conflicts may arise in connection with the services Principal provides to the Principal LifeTime Accounts with respect to asset class and target weights for each asset class and investments made in underlying mutual funds. Conflicts may arise in connection with the services Principal and PGI provide to the Principal Lifetime Accounts for the following reasons:

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•	Principal serves as the investment adviser to the underlying mutual funds in which the Principal LifeTime Accounts invest, and PGI or an affiliated investment adviser may serve as sub-adviser to the mutual funds in which the Principal LifeTime Accounts may invest; and
•	Principal’s, or an affiliated company’s, profit margin may vary depending upon the underlying fund in which the Principal LifeTime portfolios invest.

In order to limit the appearance of conflicts of interest and the opportunity for events that could trigger an actual conflict of interest, Principal and/or PGI does the following:

•	Maintains a systematic methodology for determining asset allocation target recommendations and decisions regarding the mutual funds in which the Principal LifeTime Accounts invest that does not give undue consideration to the impact to Principal, PGI or affiliates;
•	Reminds investment personnel who provide services to the Principal LifeTime Accounts of the conflicts of interest that may arise and Principal’s and PGI’s duties of loyalty and care as fiduciaries; and
•	Principal’s Investment Oversight Committee monitors the services provided to the Principal LifeTime Accounts to ensure such services conform to the applicable investment methodology, that undue consideration is not given to Principal or its affiliates, and that such services reflect Principal’s and PGI’s duties of loyalty and care as fiduciaries.

By the Sub-Advisors. The portfolio managers of each Sub-Advisor manage a number of accounts other than the Account's portfolios, including in some instances proprietary or personal accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies, allocation of investment opportunities and compensation for the account. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and personal accounts and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures, personal trading policies and procedures, internal review processes and, in some cases, review by independent third parties.

Investments the Sub-Advisor deems appropriate for the Account's portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account's portfolio and other accounts. In such circumstances, the Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account's portfolio and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor to be equitable and in the best interests of the Account’s portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

PRICING OF FUND SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.

For all Accounts except the Money Market Account, the share price is calculated by:

•	taking the current market value of the total assets of the Account
•	subtracting liabilities of the Account
•	dividing the remainder proportionately into the classes of the Account
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

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Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and Principal or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

Money Market Account

The share price of each Class of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 60 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to Principal to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming

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proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Account’s ability to maintain a stable net asset value per share.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. The Accounts and the share classes they offer are identified in the chart in the “Fund History” section.

Distributor

Principal Funds Distributor, Inc. (“PFD” or the “Distributor”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 shares on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund with respect to sales and repurchases of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Rule 12b-1 Fees /Distribution Plans and Agreements

Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares and for providing services to shareholders in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a beneficial effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting and annually approving continuation of the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

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Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain distribution services and shareholder services. Such services may include, but are not limited to:

•	formulation and implementation of marketing and promotional activities;
•	preparation, printing, and distribution of sales literature;
•	preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
•	providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31, 2010:

Account	12b-1 Fees for the Periods Ended December 31, 2010*
Diversified Balanced	$ 180
Diversified Growth	333
Diversified International	6
Equity Income	73
Government & High Quality Bond	4
Income	14
LargeCap Blend II	2
LargeCap Growth	2
MidCap Blend	26
Money Market	8
Principal Capital Appreciation	17
Real Estate Securities	1
SAM Balanced	267
SAM Conservative Balanced	39
SAM Conservative Growth	201
SAM Flexible Income	52
SAM Strategic Growth	155
Short-Term Income	5
SmallCap Growth II	7
SmallCap Value I	-
* Amounts in thousands.

INTERMEDIARY COMPENSATION

As of the date of this SAI, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans, or for administrative services (other than Rule 12b-1 fees and the reimbursement of costs, such as those associated with education, training and

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marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

AIG SunAmerica Life Insurance Company First SunAmerica Life Insurance Company

American General Life Insurance Company Principal Life Insurance Company

To obtain a current list of such firms, call 1-800-222-5852.

See the Distribution Plan and Additional Information Regarding Intermediary Compensation section of the Prospectus for additional information.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.
Qualification as a Regulated Investment Company

The Accounts intend to qualify annually to be treated as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended, (the IRC). To qualify as RICs, the Accounts must invest in assets which produce types of income specified in the IRC (Qualifying Income). Whether the income from derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear under current law. Accordingly, the Accounts' ability to invest in certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities may be restricted. Further, if the Accounts do invest in these types of securities and the income is not determined to be Qualifying Income, it may cause such Account to fail to qualify as a RIC under the IRC.

PORTFOLIO HOLDINGS DISCLOSURE

The portfolio holdings of the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, and any other fund that is a fund of funds, are shares of underlying mutual funds; holdings of any fund of funds may be made available upon request. In addition, the Fund may publish month-end portfolio holdings information for each Account’s portfolio on the principal.com website on the thirteenth business day of the following month. The Accounts may also occasionally publish information on the website relating to specific events, such as the impact of a natural disaster, corporate debt default or similar events on a portfolio’s holdings. The Accounts may also occasionally publish information on the website concerning the removal, addition or change in weightings of underlying funds in which the SAM Portfolios, Principal LifeTime Accounts, Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, or other funds of funds invest. The Money Market Account also publishes on the website www.principal.com, within five business days after the end of

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each month, certain information required to be made publicly available by SEC rule. It is the Fund's policy to disclose only public information regarding portfolio holdings (i.e. information published on the website or filed with the SEC), except as described below.

Non-Specific Information. Under the Disclosure Policy, the Accounts may distribute non-specific information about the Accounts and/or summary information about the Accounts as requested. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality, character, or sector distribution of a Account’s holdings. This information may be made available at any time (or without delay).

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund's portfolio pricing services, FT Interactive Data Corporation, J.J. Kenny, Standard & Poor’s Securities Evaluations, Inc., Market Partners, and J.P. Morgan PricingDirect, Inc. to obtain prices for portfolio securities;
2)	Upon proper request to government regulatory agencies or to self regulatory organizations;
3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;
4)	To the sub-advisers' proxy service providers (Automatic Data Processing, Glass Lewis & Co., and RiskMetrics Group) to facilitate voting of proxies; and
5)	To the Fund's custodian and tax service provider, The Bank of New York Mellon, in connection with the tax and custodial services it provides to the Fund.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, Principal or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s or Principal’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

Abel Noser	Investment Company institute
Advent	Iron Mountain
AIG Sunamerica Life Assurance Company	ISS
American General Life Insurance Company	ITG
Bank of America Merrill Lynch	Market
Barra, Inc.	Mathias & Carr
Bloomberg, LP	Mellon Analytical Solutions
BNY Convergex	Merrill Communications
BNY Custody	Misys International Banking Systems, Inc.
Charles River	Ness Technologies, Inc.
CheckFree	Omgeo LLC
Citibank N.A.	Principal Global Investors, LLC
Cliffwater LLC	Principal Life Insurance Company
Compliance Science	R.R. Donnelley and Sons Company
Confidential Shredding	Russell Investment Group member companies
Confluence Technologies, Inc.	Standard & Poor’s Securities Evaluations, Inc.
Depository Trust Co.	Standard Insurance Company
Diversified Information Technologies, Inc.	State Street IMS
Eagle Investment Systems Corp.	SunGard Data Systems, Inc.
Electra Securities Transaction and Reconciliation System	SunGard PTA
EzE Castle Software LLC	Syntel Inc.
FactSet Research Systems	Thomson Baseline
Farmers New World Insurance Company	Thomson Reuters Analysis

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Financial Tracking	TIAA-CREF Life Insurance Company
First SunAmerica Life Insurance Company	Vestek
Fiserv	Wilshire
Glass Lewis	Wolters Kluwer Financial Services
Guggenheim Partners Asset Management	Yield Book
HubData	Zeno Group
Interactive Data Corporation

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM Portfolios invest to facilitate Edge’s management of the SAM Portfolios. Edge may use Underlying Fund portfolio holdings information of funds managed by unaffiliated advisory firms solely for the purpose of managing the SAM Portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor Principal nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to Principal or to that Account's Sub-Advisor, as appropriate. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.

The Diversified Balanced Account, Diversified Growth Account, Diversified Income Account, Principal LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2010, is available, without charge, upon request by calling 1-800-852-4450 or on the SEC website at http://www.sec.gov.

GENERAL INFORMATION

The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap S&P 500 Index Account only

The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

TO BE FILED BY AMENDMENT.

Independent Registered Public Accounting Firm

Ernst & Young LLP (155 North Wacker Drive, Chicago, IL 60606), independent registered public accounting firm, is the independent registered public accounting firm for the Fund Complex.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

(as provided by the Investment Advisors)

This section contains information about portfolio managers and the other accounts they manage, their compensation, and their ownership of securities. For information about potential material conflicts of interest, see Brokerage Allocation and Other Practices - Allocation of Trades.

95

In this section, information about Principal Management Corporation's portfolio managers is listed first. Next, information about the sub-advisors' portfolio managers is listed alphabetically by sub-advisor.

Information in this section is as of December 31, 2010 unless otherwise noted.

Advisor: Principal Management Corporation

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James W. Fennessey: Diversified Balanced, Diversified Growth, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050 Accounts
Registered investment companies	11	$17.2 billion	0	$0
Other pooled investment vehicles	11	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Mariateresa Monaco: LargeCap Blend II, LargeCap Growth I, SmallCap Growth II, SmallCap Value I Accounts
Registered investment companies	5	$222.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jeffrey R. Tyler: Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050 Accounts
Registered investment companies	11	$17.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Randy L. Welch: Diversified Balanced, Diversified Growth, Principal LifeTime Strategic Income, 2010, 2020, 2030, 2040, 2050 Accounts
Registered investment companies	11	$17.2 billion	0	$0
Other pooled investment vehicles	11	$1.1 billion	0	$0
Other accounts	0	$0	0	$0

Compensation

For Mr. Fennessey, Ms. Monaco, and Mr. Welch:

Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses (except for the Diversified Balanced Account, Diversified Growth Account, and Diversified Income Account; the performance of those Accounts is not a factor in how Mr. Fennessey or Mr. Welch are compensated); the primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Funds for which

96

Ms. Monaco serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Accounts. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long Term Incentive Pay programs.

For Ms. Monaco:

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting. Deferred compensation takes the form of a combination of direct investment in equity funds managed by the team as well as PFG restricted stock.

For Mr. Tyler:

Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary and variable incentive that is reviewed annually. Fund performance is taken into account when determining variable incentive; the primary benchmark for each Account (as disclosed in the prospectus) is used to measure performance of the Accounts for which Mr. Tyler serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Accounts. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
James W. Fennessey	Diversified Balanced Account	None
James W. Fennessey	Diversified Growth Account	None
James W. Fennessey	Principal LifeTime 2010 Account	None
James W. Fennessey	Principal LifeTime 2020 Account	None
James W. Fennessey	Principal LifeTime 2030 Account	None
James W. Fennessey	Principal LifeTime 2040 Account	None
James W. Fennessey	Principal LifeTime 2050 Account	None
James W. Fennessey	Principal LifeTime Strategic Income Account	None
Mariateresa Monaco	LargeCap Blend Account II	None
Mariateresa Monaco	LargeCap Growth Account I	None
Mariateresa Monaco	SmallCap Growth Account II	None
Mariateresa Monaco	SmallCap Value Account I	None
Jeffrey R. Tyler	Principal LifeTime 2010 Account	None

97

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Jeffrey R. Tyler	Principal LifeTime 2020 Account	None
Jeffrey R. Tyler	Principal LifeTime 2030 Account	None
Jeffrey R. Tyler	Principal LifeTime 2040 Account	None
Jeffrey R. Tyler	Principal LifeTime 2050 Account	None
Jeffrey R. Tyler	Principal LifeTime Strategic Income Account	None
Randy L. Welch	Diversified Balanced Account	None
Randy L. Welch	Diversified Growth Account	None
Randy L. Welch	Principal LifeTime 2010 Account	None
Randy L. Welch	Principal LifeTime 2020 Account	None
Randy L. Welch	Principal LifeTime 2030 Account	None
Randy L. Welch	Principal LifeTime 2040 Account	None
Randy L. Welch	Principal LifeTime 2050 Account	None
Randy L. Welch	Principal LifeTime Strategic Income Account	None

Sub-Advisor: Brown Advisory, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Kenneth M. Stuzin: LargeCap Growth I
Registered investment companies	6	$2.1 billion	0	0
Other pooled investment vehicles	4	$426.7 million	0	0
Other accounts	88	$1.6 billion	1	$99.8 million

Compensation

The portfolio manager is compensated using a base salary, year-end bonus, and firm equity. The largest portion of the portfolio manager's compensation is firm equity. Compensation is subjective and takes into account the product's performance over rolling three-year periods versus its benchmark and peer group. Other important determinants of compensation are teamwork, client retention, and the overall success of the firm.

Brown controls risk by employing a highly collaborative investment process. As such, the investment team (portfolio managers and analysts) challenge each other on both the upside and downside. They utilize an upside/downside valuation-based scenario analysis where they set upside and downside price targets for each business they own. This ensures that they do not take undue risk.

In addition, the use of equity as a large portion of a portfolio manager's compensation ensures that he balances reward and risk, the value of our equity being impacted by many things including retention of clients and reduction of risks to the firm as well as investment performance and new business.

Lastly, Paul Chew, CFA, is Head of Investments. He has oversight responsibility for all institutional products, including specifically, making sure the investment teams articulate and listen to opposing views. Additionally, he provides the CEO with a detailed analysis of the risk/return profile of each investment product on a regular basis.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Kenneth M. Stuzin	Large Cap Growth Account I	None

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Sub-Advisor: ClearBridge Advisors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Scott Glasser: LargeCap Blend Account II
Registered investment companies	6	$6.8 billion	0	0
Other pooled investment vehicles	3	$215.0 million	0	0
Other accounts	31,914	$7.0 billion	0	0

Michael Kagan: LargeCap Blend Account II
Registered investment companies	5	$6.1 billion	1	$520 million
Other pooled investment vehicles	3	$185 million	0	0
Other accounts	4,658	$1.1 billion	0	0

Compensation

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral– a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

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Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.
•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
•	Overall firm profitability and performance;
•	Amount and nature of assets managed by the portfolio manager;
•	Contributions for asset retention, gathering and client satisfaction;
•	Contribution to mentoring, coaching and/or supervising;
•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;
•	Market compensation survey research by independent third parties

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Scott Glasser	LargeCap Blend Account II	None
Michael Kagan	LargeCap Blend Account II	None

Sub-Advisor: Columbus Circle Investors

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Thomas Bisighini: Large Cap Growth
Registered investment companies	7	$3.8 B	0	0
Other pooled investment vehicles	5	$780.0 M	0	0
Other accounts	138	$6.2 B	3	$437 M

Anthony Rizza: Large Cap Growth
Registered investment companies	7	$3.8 B	0	0
Other pooled investment vehicles	5	$780.0 M	0	0
Other accounts	138	$6.2 B	3	$437 M

Compensation

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

a.	Base Salary. Each member of the professional staff is paid a fixed base salary, which varies depending on the experience and responsibilities assigned to that individual. The firm's goal is to maintain competitive base

100

salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.

b.	Bonus. Each member of the professional staff is eligible to receive an annual bonus. Targeted bonus amounts vary among professional staff based on the experience level and responsibilities. Bonus compensation is based upon the performance of the investment strategy and the role that person plays in adding to the overall value added to the portfolio(s).

A second bonus pool is for long term compensation and retention. Five percent of the firm’s profits are allocated to certain employees via a three year cliff vesting deferred cash program. These units are awarded based on the employees’ contribution to CCI during the year.

A third five percent pool is used for phantom equity and has less than five participants (three year cliff) and is based on the growth of the firm.

c.	Equity Payments. Professional staff who are equity partners of CCI receive also quarterly distributions based upon their equity ownership share and firm profitability.

All Columbus Circle employees are eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan].

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Anthony Rizza	Large Cap Growth	None
Thomas Bisighini	Large Cap Growth	None

Sub-Advisor: Edge Asset Management, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Charles D. Averill: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$9.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Daniel R. Coleman: Equity Income and Principal Capital Appreciation Accounts
Registered investment companies	2	$2.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jill R. Cuniff: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios

101

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Registered investment companies	5	$9.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Phillip M. Foreman: Principal Capital Appreciation Account
Registered investment companies	1	$653.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
John R. Friedl: Government & High Quality Bond, Income and Short-Term Income Accounts
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Todd A. Jablonski: SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income and SAM Strategic Growth Portfolios
Registered investment companies	6	$9.2 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Ryan P. McCann: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	1	$571.4 million	0	$0
Other accounts	0	$0	0	$0

Scott J. Peterson: Government & High Quality Bond, Income, and Short-Term Income Accounts
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

David W. Simpson: Equity Income Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Gregory L. Tornga: Government & High Quality Bond, Income, and Short-Term Income Accounts (information as of March 31, 2011)
Registered investment companies	3	$4.1 billion	0	$0
Other pooled investment vehicles	1	$511.6 million	0	$0
Other accounts	0	$0	0	$0

102

Compensation

Edge Asset Management, Inc. offers a competitive salary and incentive compensation plan that is evaluated periodically relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total compensation is targeted to be competitive with the national averages. Edge believes its compensation plan is adequate to hire and retain competent personnel. All investment professionals participate in its incentive compensation plan.

The incentive-based portion of the Portfolio Managers' compensation is determined by a combination of investment performance, professional performance and the firm’s financial metrics. Investment performance is 70% of a Portfolio Manager’s incentive compensation and is based on a comparison of the Portfolio Manager's investment performance with the performance of peer groups as measured equally by 1-3-5 year performance. Professional performance is 30% of a Portfolio Manager's incentive compensation as measured by satisfaction of goals such as those related to team contribution and quality of research, and is inherently subjective. Total Portfolio Manager incentive compensation is adjusted by firm financial metrics, which include revenue growth metrics. Incentive compensation can be targeted up to 125% of a portfolio manager's total base compensation but could be higher or lower depending on measurement factors.

The incentive compensation for Portfolio Managers is well aligned with client goals and objectives, which seeks to adequately incentivize Portfolio Managers and Analysts to seek maximum performance within appropriate risk parameters. Requirements to stay within stated client guidelines provide adequate risk controls.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants of Principal Financial Group common stock or a combination of performance shares and options to eligible participants who obtain high performance levels. The grant is based on professional and investment performance. Participation each year will depend on individual performance levels. All investment personnel are eligible to participate in the firm's standard employee health and welfare programs, including the firm’s 401k plan.

There is a portion of the cash based incentive compensation for employees that may be deferred. This is dependent on multiple factors including the firms overall profitability, the overall cash incentive compensation award and other factors. If the overall cash incentive compensation award reaches a certain threshold a portion of the award may be deferred over a three year vesting schedule. The deferred assets are invested in cash. The managers are not directly compensated on asset growth, but are compensated based on the growth of the firm and the overall profitability of the firm. The ability to help grow the assets of their products is included in the metrics for incentive and total compensation.

All Incentive Plans are reviewed periodically for alignment with market, client and firm objectives and are subject to change.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Charles D. Averill	SAM Balanced Portfolio	None
Charles D. Averill	SAM Conservative Balanced Portfolio	None
Charles D. Averill	SAM Conservative Growth Portfolio	None
Charles D. Averill	SAM Flexible Income Portfolio	None
Charles D. Averill	SAM Strategic Growth Portfolio	None
Daniel R. Coleman	Equity Income Account	None
Daniel R. Coleman	Principal Capital Appreciation Account	None
Jill R. Cuniff	SAM Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Balanced Portfolio	None
Jill R. Cuniff	SAM Conservative Growth Portfolio	None
Jill R. Cuniff	SAM Flexible Income Portfolio	None
Jill R. Cuniff	SAM Strategic Growth Portfolio	None
Phillip M. Foreman	Principal Capital Appreciation Account	None
John R. Friedl	Government & High Quality Bond Account	None
John R. Friedl	Income Account	None
John R. Friedl	Short-Term Income Account	None

103

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Todd A. Jablonski	SAM Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Balanced Portfolio	None
Todd A. Jablonski	SAM Conservative Growth Portfolio	None
Todd A. Jablonski	SAM Flexible Income Portfolio	None
Todd A. Jablonski	SAM Strategic Growth Portfolio	None
Ryan P. McCann	Government & High Quality Bond Account	None
Ryan P. McCann	Income Account	None
Ryan P. McCann	Short-Term Income Account	None
Scott J. Peterson	Government & High Quality Bond Account	None
Scott J. Peterson	Income Account	None
Scott J. Peterson	Short-Term Income Account	None
David W. Simpson	Equity Income Account	None
Gregory L. Tornga	Government & High Quality Bond Account	None (as of 3/31/2011)
Gregory L. Tornga	Income Account	None (as of 3/31/2011)
Gregory L. Tornga	Short-Term Income Account	None (as of 3/31/2011)

Sub-Advisor: Emerald Advisers, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Joseph W. Garner: SmallCap Growth Fund II
Registered investment companies	1	$114.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	29	$1.1 billion	0	$0

Kenneth G. Mertz II: SmallCap Growth Fund II
Registered investment companies	2	$159.3 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	43	$1.2 billion	0	$0

Peter J. Niedland: SmallCap Growth Fund II
Registered investment companies	1	$114.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	30	$1.1 billion	0	$0

Stacey L. Sears: SmallCap Growth Fund II
Registered investment companies	1	$114.6 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	39	$1.1 billion	0	$0

Compensation

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan. The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm’s Compensation Committee (which includes members of Emerald’s board of directors) can adjust an individual’s salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

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The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The “firm-wide” component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm’s performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm’s performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations.

Finally, each unit’s Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the manager’s relative performance against the comparable index for rolling Quarter, Year, and Five Year periods.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Joseph W. Garner	SmallCap Growth Account II	None
Kenneth G. Mertz II	SmallCap Growth Account II	None
Peter J. Niedland	SmallCap Growth Account II	None
Stacey L. Sears	SmallCap Growth Account II	None

Sub-Advisor: J.P. Morgan Investment Management Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Christopher Blum: SmallCap Value Account I
Registered Investment Companies	20	$5.5 billion	0	$0
Other Pooled Investment Vehicles	13	$1.7 billion	0	$0
Other Accounts	20	$1.1 billion	0	$0

Dennis Ruhl: SmallCap Value Account I
Registered Investment Companies	12	$2.7 billion	0	$0
Other Pooled Investment Vehicles	5	$545.2 million	0	$0
Other Accounts	11	$869.7 million	0	$0

Phillip Hart: SmallCap Value Account I
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may

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include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Christopher Blum	SmallCap Value Account I	None
Dennis Ruhl	SmallCap Value Account I	None
Phillip Hart	SmallCap Value Account I

Sub-Advisor: Mellon Capital Management

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
David Kwan: Bond Market Index Account
Registered investment companies	11	$5,439 million	0	$0
Other pooled investment vehicles	29	$14,651 million	4	$274 million
Other accounts	32	$5,439 million	1	$1,166,980,292

Gregg Lee: Bond Market Index Account
Registered investment companies	11	$5,439 million	0	$0
Other pooled investment vehicles	29	$14,651 million	4	$274 million
Other accounts	32	$5,439 million	1	$1,166,980,292.62

Zandra Zelaya: Bond Market Index Account
Registered investment companies	11	$5,439 million	0	$0
Other pooled investment vehicles	29	$14,651 million	4	$274 million
Other accounts	32	$5,439 million	1	$1,166,980,292

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Compensation

Mellon Capital’s compensation philosophy is to offer a total compensation opportunity that supports their values: Client Focus, Trust, Teamwork and Outperformance. Mellon Capital pays for performance, both at the individual and corporate level. Mellon Capital values individual and team contributions and rewards based on how both contribute to business results. As Mellon Capital operates businesses in various markets and geographies around the globe, the company's overall compensation program is flexible to enable the company to attract and retain the talent needed for each area as well as to respond to the environment in which they operate.

Mellon Capital’s total compensation program has a global framework that allows differentiation by business — it is not a one-size-fits-all approach. Their program is competitive and consistent with market practices in their various businesses.

By implementing Mellon Capital’s compensation philosophy and principles, they align the interests of their employees and shareholders by incentivizing actions that contribute to superior financial performance and long-term shareholder value and by ensuring that their incentive compensation arrangements do not encourage their employees to take unnecessary and excessive risks that threaten the value of the company.

Mellon Capital’s compensation philosophy and principles demonstrate compliance with the intent behind the Financial Stability Forum's April 2009 Principles for Sound Compensation Practices and current regional regulatory requirements.

Mellon Capital’s compensation structure is comprised of an appropriate mix of salary and variable compensation that is paid over time. They aim to ensure that both salary and variable compensation are consistent with business and market practice.

•	Base salary is sufficient to provide for a fully flexible variable compensation program.
•	Variable compensation is in the form of annual and/or long-term incentives, where appropriate.

The criteria for determining variable compensation reflect individual, business and corporate performance, as applicable, and are determined on the basis of financial and non-financial factors, both currently and over a longer period of time. Variable compensation is appropriately balanced and does not encourage excessive risk-taking. In general, they do not use multi-year guaranteed bonuses. In certain circumstances, and subject to applicable law, individuals will be asked to repay or forfeit variable compensation received.

•	Variable compensation reflects compliance with the company's core values, including adherence to risk control and compliance with the company's policies and procedures.
•	Variable compensation is also adjusted, where appropriate, for risk and the use of capital.
•	For more senior-level employees, a portion of variable compensation will be deferred, under ordinary circumstances for a period of at least three years (albeit stock options may be deferred ratably for alternative periods), and will be subject to the performance of either (or both) the company or the respective business and be subject to clawback under appropriate circumstances.

Mellon Capital’s compensation programs are subject to strong and effective corporate governance.

•	Ultimate responsibility for the design and oversight of executive compensation rests solely with independent members of our board of directors.
•	Key control functions, including the risk function, have input on the setting of compensation policy for businesses; and in turn compensation programs for key control functions are to be set independently of the businesses they oversee and be based primarily on the control function's objectives.
•	Compensation policies and practices are open and transparent to applicable stakeholders.
•	Compensation programs are designed to comply with applicable laws and regulations.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
David Kwan	Bond Market Index Account	None
Gregg Lee	Bond Market Index Account	None
Zandra Zelaya	Bond Market Index Account	None

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Sub-Advisor: Morgan Stanley Investment Management

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance (in millions)
Mark Bavoso: Asset Allocation Account
Registered investment companies	5	$1.0 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Cyril Moulle-Berteaux: Asset Allocation Account (information as of June 24, 2011)
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Compensation

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.
•	Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.
•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

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•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Mark Bavoso	Asset Allocation Account	None
Cyril Moulle-Berteaux	Asset Allocation Account	None

Sub-Advisor: Principal Global Investors, LLC (Equity Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Michael Ade: International Emerging Markets Account
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	3	$1.9 billion	0	$0
Other accounts	23	$4.1 billion	5	$1.3 billion

David Blake: Principal LifeTime 2010, 2020, 2030, 2040, 2050, Strategic Income Accounts
Registered investment companies	11	$17.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Paul H. Blankenhagen: Diversified International Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	4	$2.3 billion	0	$0
Other accounts	6	$786.8 million	0	$0

Juliet Cohn: Diversified International Account
Registered investment companies	1	$1.5 billion	0	$0
Other pooled investment vehicles	3	$2.3 billion	0	$0
Other accounts	8	$953.3 million	0	$0

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	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance

Mihail Dobrinov: International Emerging Markets Account
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	3	$1.9 billion	0	$0
Other accounts	22	$4.0 billion	5	$1.3 billion

Arild Holm: LargeCap Value Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	2	$257.2 million	0	$0
Other accounts	1	$71.2 million	0	$0

Thomas Kruchten: LargeCap S&P 500 Index Account
Registered investment companies	4	$4.5 billion	0	$0
Other pooled investment vehicles	3	$8.3 billion	0	$0
Other accounts	3	$81.4 million	0	$0

Dirk Laschanzky: Balanced, Principal LifeTime 2010, 2020, 2030, 2040, 2050, Strategic Income Accounts
Registered investment companies	11	$17.4 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	7	$1.2 million	0	$0

K. William Nolin: MidCap Blend Account
Registered investment companies	1	$1.4 billion	0	$0
Other pooled investment vehicles	4	$1.3 billion	0	$0
Other accounts	0	$0	0	$0

Phil Nordhus: SmallCap Blend Account
Registered investment companies	3	$687.8 million	0	$0
Other pooled investment vehicles	10	$1.4 billion	0	$0
Other accounts	1	$33.4 million	0	$0

Brian Pattinson: SmallCap Blend Account (information as of 3/31/2011)	N/A	N/A	N/A	N/A
Registered investment companies	3	$689.6 million	0	$0
Other pooled investment vehicles	12	$2,151.8 million	0	$0
Other accounts	9	$1,584.8 million	2	$397.0 million

Michael Reynal: International Emerging Markets Account
Registered investment companies	3	$2.0 billion	0	$0
Other pooled investment vehicles	3	$1.9 billion	0	$0
Other accounts	22	$4.0 billion	5	$1.3 billion

Jeff Schwarte: LargeCap Value Account
Registered investment companies	3	$1.6 billion	0	$0
Other pooled investment vehicles	4	$550.4 million	0	$0
Other accounts	6	$432.5 million	0	$0

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Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for equity investment professionals at all levels is comprised of base salary and variable incentive components.   As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.   The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups.   Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly.  Emphasis is placed on longer term results, with one-year results weighted 20% and three- and five-year results each weighted 40%. Investment performance generally comprises 60% of total variable compensation. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions.   Discretionary compensation metrics are specifically aligned with the results of the Equities group rather than the broader Principal Financial Group (PFG).  For portfolio managers and senior professionals, a portion of incentive compensation is deferred, with the majority required to be invested in equity funds managed by the team. All senior team members have substantial investments in equity funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team development.  Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Michael Ade	International Emerging Markets Account	None
David Blake	Principal LifeTime 2010 Account	None
David Blake	Principal LifeTime 2020 Account	None
David Blake	Principal LifeTime 2030 Account	None
David Blake	Principal LifeTime 2040 Account	None
David Blake	Principal LifeTime 2050 Account	None
David Blake	Principal LifeTime Strategic Income Account	None
Paul Blankenhagen	Diversified International Account	None
Juliet Cohn	Diversified International Account	None
Mihail Dobrinov	International Emerging Markets Account	None
Arild Holm	LargeCap Value Account	None
Thomas Kruchten	LargeCap S&P 500 Index Account	None
Dirk Laschanzky	Balanced Account	None
Dirk Laschanzky	Principal LifeTime 2010 Account	None
Dirk Laschanzky	Principal LifeTime 2020 Account	None
Dirk Laschanzky	Principal LifeTime 2030 Account	None
Dirk Laschanzky	Principal LifeTime 2040 Account	None
Dirk Laschanzky	Principal LifeTime 2050 Account	None
Dirk Laschanzky	Principal LifeTime Strategic Income Account	None
Bill Nolin	MidCap Blend Account	None
Phil Nordhus	SmallCap Blend Account	None
Brian Pattinson	SmallCap Blend	None (as of 3/31/2011)
Michael Reynal	International Emerging Markets Account	None
Jeff Schwarte	LargeCap Value Account	None
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Sub-Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers)

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Bill Armstrong: Bond & Mortgage Securities Account
Registered investment companies	1	$1.7 billion	0	$0
Other pooled investment vehicles	3	$3.9 billion	0	$0
Other accounts	20	$5.5 billion	0	$0

Tracy Reeg: Money Market Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$3.7 billion	0	$0
Other accounts	2	$13.4 million	0	$0

Alice Robertson: Money Market Account
Registered investment companies	1	$1.3 billion	0	$0
Other pooled investment vehicles	1	$3.7 billion	0	$0
Other accounts	2	$13.4 million	0	$0

Tim Warrick: Bond & Mortgage Securities Account
Registered investment companies	1	$1.7 billion	0	$0
Other pooled investment vehicles	3	$4.0 billion	0	$0
Other accounts	24	$5.9 billion	3	$1.3 billion

Compensation

Principal Global Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for fixed income investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer group, if applicable. Relative performance metrics are measured over rolling one-year, three-year and five-year periods, calculated quarterly. Investment performance is a primary determinant of total variable compensation. The structure is applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions. Discretionary compensation metrics are specifically aligned with the results of the fixed income group rather than the broader Principal Financial Group (PFG). In this way, team members participate in the profitability and growth of the fixed income business, similar to direct ownership interests. Among senior team members a portion of variable earnings are structured as deferred compensation, subject to three year vesting. Deferred compensation takes the form of a combination of direct investment in fixed income funds managed by the team as well as PFG restricted stock.

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team

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development.  Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Bill Armstrong	Bond & Mortgage Securities Account	None
Tracy Reeg	Money Market Account	None
Alice Robertson	Money Market Account	None
Tim Warrick	Bond & Mortgage Securities Account	None

Sub-Advisor: Principal Real Estate Investors, LLC

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Matt Richmond: Real Estate Securities Account
Registered investment companies	2	$1.7 billion	0	$0
Other pooled investment vehicles	10	$136.8 million	0	$0
Other accounts	13	$344.3 million	1	$53.0 million

Kelly D. Rush: Real Estate Securities Account
Registered investment companies	5	$2.0 billion	0	$0
Other pooled investment vehicles	11	$153.4 million	0	$0
Other accounts	16	$391.1 million	1	$53.0 million

Compensation

Principal Real Estate Investors offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for real estate investment professionals at all levels comprises base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion, commensurate with responsibility levels. The incentive component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks. Relative performance metrics are measured over rolling one-year, three-year and five-year periods. Investment performance generally comprises 60% of total variable compensation. The remaining portion of incentive compensation is discretionary, based on a combination of team results and individual contributions.

Among senior team members (approximately 10% of real estate employees), a portion of variable earnings are structured as deferred compensation, subject to three-year vesting. Deferred compensation takes the form of a combination of notional investment in equity funds managed by the team and Principal Financial Group restricted stock units. The remaining real estate employees receive a short-term incentive as part of their annual compensation.

The benefits of this structure are threefold. First, the emphasis on investment performance as the largest driver of variable compensation provides strong alignment of interests with client objectives. Second, the discretionary element is intended to balance the allocation of the funded profit pool and rewards individual and team contributions that deliver on longer term business strategies including asset retention and growth, firm wide collaboration and team

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development. Third, the overall measurement framework and the deferred component for senior staff are well aligned with our desired focus on clients' objectives (e.g. co-investment) and talent retention.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Matt Richmond	Real Estate Securities Account	None
Kelly D. Rush	Real Estate Securities Account	None

Sub-Advisor: T. Rowe Price Associates, Inc.

	Other Accounts Managed
	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Anna M. Dopkin: LargeCap Blend Account II
Registered investment companies	7	$5.2 billion*	0	$0
Other pooled investment vehicles	6	$3.1 billion	0	$0
Other accounts	61	$21.0 billion	0	$0

Ann M. Holcomb: LargeCap Blend Account II
Registered investment companies	7	$5.2 billion*	0	$0
Other pooled investment vehicles	6	$3.1 billion	0	$0
Other accounts	61	$21.0 billion	0	$0

Robert W. Sharps: LargeCap Growth Account I
Registered investment companies	5	$5.4 billion**	0	$0
Other pooled investment vehicles	7	$10.7 billion	0	$0
Other accounts	40	$5.6 billion	0	$0

* Does not include assets of the Principal LargeCap Blend II Series.

** Does not include assets of the Principal LargeCap Growth I Series.

Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long- term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

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Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

Portfolio Manager	PVC Accounts Managed by Portfolio Manager (list each account on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Anna M. Dopkin	LargeCap Blend Account II	None
Ann M. Holcomb	LargeCap Blend Account II	None
Robert W. Sharps	LargeCap Growth Account I	None
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APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes "best quality, enjoying strong protection from established cash flows." MIG 2 denotes "high quality" with "ample margins of protection." MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades." MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings:

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

l.	Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.	Nature of and provisions of the obligation;
III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.
AAA:	Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A:	Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB:	Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
BB, B, CCC, CC:	Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C:	The rating "C" is reserved for income bonds on which no interest is being paid.
D:	Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.
A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.
A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.
B:	Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

Fitch, Inc. Long-Term Credit Ratings

Investment Grade

AAA:	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A:	High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:	Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

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RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.
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APPENDIX B

Proxy Voting Policies

The proxy voting policies applicable to each Account follows.

The order in which the Proxy Voting Policies are arranged is in alphabetical order by Manager and then each Sub-Advisor.

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Principal Management Corporation (“Principal”) Proxy Voting Policy
Effective March 10, 2009

Proxy Voting Policy
Principal believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to the firm’s advisory clients. The guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Proxy Voting Procedures
Principal has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Institutional Shareholder Services (“ISS”). Based on Principal’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal has retained the services of ISS, an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to Principal include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal has elected to follow ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal generally considers important in casting proxy votes. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, Board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation that reflects ISS’ application of the Guidelines to the particular proxy issues.

On any particular proxy vote, a Portfolio Manager may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS own evaluation of the factors. The Portfolio Manager has access to ISS Recommendations and may determine that it is in the best interest of shareholders to vote differently.

In the event that judgment differs from that of ISS, Principal will memorialize the reasons supporting that judgment and retain a copy of those records. In such cases, the following will be required:

•	The requesting Portfolio Manager must put forth, in writing, the reasons for their decision;
•	The approval of Principal’s Chief Investment Officer;
•	Notification to the Proxy Voting Coordinator and other appropriate personnel (including PGI Portfolio Managers whose clients may own the particular security);
•	A determination that the decision is not influenced by any conflict of interest; and
•	The creation of a written record reflecting the process.

Conflicts of Interest. Principal has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures are designed to eliminate Principal’s discretion in voting such proxies to eliminate the conflict. The procedures used differ for the SAM Portfolio and LifeTime portfolios of the Principal Fund clients and all other clients.

Conflict Procedures for the SAM Portfolios and LifeTime Portfolios
The SAM Portfolios and the LifeTime portfolios invest in shares of other Principal Mutual Funds. Principal is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, Principal will vote shares of such fund on any proposal submitted to the underlying fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Conflict Procedures for All Other Clients
The conflict avoidance procedures for securities held by all other clients include Principal’s use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third-party.

Principal’s procedures also prohibit the influence of conflicts of interest where a Portfolio Manager decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal’s senior management, the Law Department, outside counsel, and/or the client whose account may be affected by the conflict. Principal will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts. As part of the new account opening process for discretionary institutional clients for which Principal retains proxy voting responsibility, Principal’s Client Services Department is responsible for sending a proxy letter to the client’s custodian. This letter instructs the custodian to send the client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Principal’s Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

Securities Lending. At times, neither Principal nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal will make reasonable efforts to inform the Client that neither Principal nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies. Principal shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principals’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

•	Restrictions for share blocking countries;1

1 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

•	Casting a vote on a foreign security may require that Principal engage a translator;
•	Restrictions on foreigners’ ability to exercise votes;
•	Requirements to vote proxies in person;
•	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
•	Untimely notice of shareholder meeting;
•	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation Communications and Handling of Information Requests Regarding Proxies. Employees must promptly inform the Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal will not reveal or disclose to any third-party how they may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the general policy to follow  ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact Principal to ask questions regarding total holdings of a particular stock across advisory Clients, or how they intend to vote on a particular proxy. In addition, issuers may call (or hire third-parties to call) with intentions to influence the votes (i.e., to vote against ISS recommendation).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

Proxy Voting Errors. In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, outside counsel, and/or affected clients may be contacted.

Recordkeeping. Principal must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

•	Client request to review proxy votes:
o
Any request, whether written (including e-mail) or oral, received by any Employee of Principal, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the client’s permanent file.

o
The Proxy Voting Coordinator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third-party, not a proxy voting client, other dispositions, etc.) in a suitable place.

o
The Proxy Voting Coordinator will furnish the information requested to the client within a reasonable time period (generally within 10 business days). Principal will maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

o	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

•	Proxy statements received regarding client securities:
o	Upon inadvertent receipt of a proxy, Principal will generally forward to ISS for voting, unless the client has instructed otherwise.
o	Note: Principal is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

•	Proxy voting records:
o
Principals’ proxy voting record is maintained by ISS. The Proxy Voting Coordinator, with the assistance of the Client Services Department, will periodically ensure that ISS has complete, accurate, and current records.

o	Principal will maintain documentation to support the decision to vote against ISS recommendation.
o
Principal will maintain documentation or notes or any communications received from third-parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.
Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30  for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

PROXY VOTING POLICY ON SECURITIES*

The Firm shall vote proxies consistent with this Policy.  Generally, the Firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues.  Clients may, at any time, opt to change voting authorization.  Upon notice that a client has revoked the Firm’s authority to vote proxies, the Firm will forward such materials to the party identified by client.

Routine Matters

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.

Election of Directors.  Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors.  Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.

Appointment of Auditors.  Management recommendations shall generally be supported.

Changes in State of Incorporation or Capital Structure.  Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer.  Proposals to increase authorized common stock should be examined on a case-by-case basis.  If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions.  These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

Proposals Affecting Shareholder Rights.  Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

Anti-takeover Issues.  Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the Firm.

Executive Compensation.  Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Political Issues.  These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Conflicts of Interest

A “conflict of interest,” means any circumstance when the Firm or one of its affiliates (including officers, directors and employees), or in the case where the Firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted.  The Firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters Consistent with Policy.  The Firm may vote proxies for routine matters as required by this Policy.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

Immaterial Conflicts.  The Firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Firm’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters.  If the Firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, then:

a)	In the case of a Fund, the Firm shall consult with the Funds’ proxy administrator;
b)	In the case of all other clients, the Firm should confer with appropriate parties, including counsel if necessary to ensure that the proxy is voted in the best interest of the client.

Abstention

The Firm may abstain from voting proxies in certain circumstances.  The Firm may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

Recordkeeping

The Firm will maintain files relating to its proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Firm.  The Firm will retain the following:

o	Copies of the proxy voting procedures and policies, and any amendments thereto.

o
A copy of each proxy statement received by the Firm, provided however that the Firm may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

o	A record of each vote that the Firm casts.

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

o	A copy of any document the Firm created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

o
A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

Disclosure

The Firm’s registered investment advisory entities will disclose in its Form ADV Part II (inclusive of the Wrap Fee Brochure for Brown Advisory Securities, LLC) that its clients may contact it in order to obtain information on how it voted such client’s proxies, and to request a copy of this Policy.  If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the client’s proxy was voted.

A concise summary of this Policy will be included in the Form ADV Part II, and will be updated whenever this Policy is amended and made available to clients upon request.

Office of Primary Responsibility:
Director of Research, Portfolio Managers
Approver: CEO
Last Reviewed Date: June 2011
Next Review Date: June 2012

IMPORTANT: The information contained herein is the property of Brown Advisory and may not be disclosed in whole or part to anyone outside the firm without the prior approval of Compliance.

ClearBridge Advisors
Proxy Voting Policies and Procedures

amended as of April 29, 2011

I.	Types of Accounts for Which ClearBridge Votes Proxies		2
II.	General Guidelines		2
III.	How ClearBridge Votes		2
IV.	Conflicts of Interest		2
	A.	Procedures for Identifying Conflicts of Interest	3
	B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest	3
	C.	Third Party Proxy Voting Firm – Conflicts of Interest	4
V.	Voting Policy		4
	A.	Election of Directors	5
	B.	Proxy Contests	7
	C.	Auditors	7
	D.	Proxy Contest Defenses	7
	E.	Tender Offer Defenses	9
	F.	Miscellaneous Governance Provisions	10
	G.	Capital Structure	11
	H.	Executive and Director Compensation	13
	I.	State of Incorporation	17
	J.	Mergers and Corporate Restructuring	17
	K.	Social and Environmental Issues	18
	L.	Miscellaneous	20
VI.	Other Considerations		21
	A.	Share Blocking	21
	B.	Securities on Loan	21
VII.	Disclosure of Proxy Voting		22
VIII.	Recordkeeping and Oversight		22

CLEARBRIDGE ADVISORS
Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.    The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.
ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.
ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.
As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units.  As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.
A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel.  ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.
ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention.  The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time.  The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.
All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution.  A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.
The Proxy Committee will determine whether a conflict of interest is material.  A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.
If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:
•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•
is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director
•	Majority of independent directors (supermajority)
•	All independent key committees
•	Size of the company (based on market capitalization)
•	Established governance guidelines
•	Company performance

3.	Majority of Independent Directors

a.
We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  Generally that would require that the director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.
We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.
We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7.	Director Qualifications

a.
We vote case-by-case on proposals that establish or amend director qualifications.  Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.
If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.
We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;
•	there is negligible or positive impact on shareholder value;
•	management provides adequate reasons for the amendments; and
•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.
We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill.  Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.
We vote on a case-by-case basis on management proposals to ratify a poison pill.  Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.
We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or "conditioned" proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.
We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options.  Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.
We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure.  We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors
•	Maximum award limits
•	Repricing without shareholder approval prohibited
•	3-year average burn rate for company
•	Plan administrator has authority to accelerate the vesting of awards
•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.
We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes.  Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.
We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”).  We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.
We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.
We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.
We vote against proposals where a company will make, or promise     to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

9.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

10.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options.  Considerations include the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

13.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.
We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”).  Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.
We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

14.	Management Proposals On Executive Compensation

a.
For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal.  When management and the external service provider disagree, the proposal becomes a refer item.

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company's state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.
In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify.   In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns.  In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company's analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available
•	How extensive is the disclosure on these documents
•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
•	Does the company provide information on its trade association expenditures
•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of a quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	regulatory filings
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;
•	a copy of each proxy form (as voted);
•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
•	documentation relating to the identification and resolution of conflicts of interest;
•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
•
a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for  a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Columbus Circle Investors

PROXY VOTING POLICY
2011

I.	Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts.  At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)
provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted.  Columbus Circle provides this summary to all new clients as part of its Form ADV, Part 2 Brochure, which is available to any clients upon request;

2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;

3)
keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;

4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and

5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process.  Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

PROXY VOTING POLICY • 1

II.	Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently.  The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters.  ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters.  If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review.  Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A.	Management Proposals:

1.            When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

♦     "Normal" elections of directors

♦     Approval of auditors/CPA

♦     Directors' liability and indemnification

♦     General updating/corrective amendments to charter

♦     Elimination of cumulative voting

♦     Elimination of preemptive rights

PROXY VOTING POLICY • 2

2.            When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

♦	Capitalization changes that eliminate other classes of stock and voting rights

♦	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.

♦	Stock purchase plans with an exercise price of not less than 85% FMV

♦	Stock option plans that are incentive based and not excessive

♦	Reductions in supermajority vote requirements

♦	Adoption of antigreenmail provisions

3.            When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

♦	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders

♦	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

♦	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

♦	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions

♦	Classified or single-slate boards of directors

♦	Reincorporation into a state that has more stringent anti-takeover and related provisions

♦	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

PROXY VOTING POLICY • 3

♦	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case

♦	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

♦	Amending articles to relax quorum requirements for special resolutions

♦	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act

♦	Re-election of director(s) who holds offices of chairman and CEO

♦	Re-election of director(s) who serve on audit, compensation and nominating committees

♦	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions

♦	Adoption of option plans/grants to directors or employees of related companies

♦	Lengthening internal auditors’ term in office to four years

B.	Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders.  Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes.  Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1.             When voting shareholder proposals, in general, initiatives related to the following items are supported:

♦	Auditors should attend the annual meeting of shareholders

♦	Election of the board on an annual basis

♦	Equal access to proxy process

♦	Submit shareholder rights plan poison pill to vote or redeem

PROXY VOTING POLICY • 4

♦	Undo various anti-takeover related provisions

♦	Reduction or elimination of super-majority vote requirements

♦	Anti-greenmail provisions

♦	Submit audit firm ratification to shareholder votes

♦	Audit firm rotations every five or more years

♦	Requirement to expense stock options

♦	Establishment of holding periods limiting executive stock sales

♦	Report on executive retirement benefit plans

♦	Require two-thirds of board to be independent

♦	Separation of chairman and chief executive posts

2.           When voting shareholder proposals, in general, initiatives related to the following items are not supported:

♦	Requiring directors to own large amounts of stock before being eligible to be elected

♦	Restoring cumulative voting in the election of directors

♦
Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders

♦
Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.

♦	Restrictions banning future stock option grants to executives except in extreme cases

PROXY VOTING POLICY • 5

3.	Additional shareholder proposals require case-by-case analysis

♦
Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)

♦	Requirements that stock options be performance-based

♦	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval

♦	Shareholder access to nominate board members

♦	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals.  Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management.  Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots.  Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management.  It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue.  These activities and others that could be considered expressions of activism are not under consideration at this time.  Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication.  Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III.	Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest.  As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

PROXY VOTING POLICY • 6

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS.  In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

PROXY VOTING POLICY • 7

Edge Asset Management, Inc.

Proxy Voting Policy
Dated November 2011

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies.  It is the policy of Edge to vote proxies in the best interest of its clients, to identify and disclose potential conflicts of interest, to promptly provide client proxy voting results upon request of a client, and to maintain records of proxy voting activities as required.  Edge maintains written policies and procedures which address Edge’s proxy policies and practices and which include the responsibility to receive and vote client proxies, to disclose any potential conflicts of interest, to make its proxy voting record available to clients and to maintain relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  Investment advisers registered with the SEC that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser about how the adviser voted proxies for their securities; and (c) describe its proxy voting policies and procedures to clients and furnish a copy to its requesting clients. Further, Rule 204-2 of the Advisers Act requires registered investment advisers that vote client securities to maintain certain records relating to the adviser's proxy voting activities.

Responsibility

Edge has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Summary Procedures

Edge has adopted and implemented procedures to ensure the firm’s policy is observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

1.	Voting Procedures
•
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to expert third-party proxy voting organization, Institutional Shareholder Services, Inc. (“ISS”). ISS provides policy guidelines and proxy research and analysis in addition to proxy voting. Edge may override any ISS guideline or recommendation that Edge feels is not in the best interest of the client.

1

•
Edge has elected to follow the ISS Standard Proxy Voting Guidelines  (the “ Guidelines”), which embody the positions and factors that Edge generally considers important in casting proxy votes, including, but not limited to, shareholder voting rights, anti-takeover defenses, board structures, election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals.

2.	Conflicts of Interest

•
Votes cast by ISS on Edge’s behalf consistent with its Guidelines and recommendations are not considered to create a conflict of interest.  If ISS or Edge abstains from voting a proxy due to a conflict, or if Edge elects to override an ISS recommendation, it will seek to identify and evaluate whether any conflicts of interest may exist between the issuer and Edge or its employees and clients.

•
Material conflicts will be evaluated, and if it’s determined that one exists, Edge will disclose the conflict to the affected client, and request instruction from the client as to how the proxy should be voted.

3.	New Accounts

•
Edge or its affiliate, Principal Global Investors, shall provide a proxy authorization letter to the client’s custodian upon the opening of a new client account.  Clients may also choose to vote proxies themselves or receive individualized reports or services.

4.	Abstentions

•	Edge may refrain from voting when it believes it is in the client’s best interests.

5.	Proxy Solicitations & Information Requests

•
Edge will not reveal or disclose to any third-party how it may have voted or intends to vote until such proxies have been counted at a shareholders’ meeting.  Edge may in any event disclose its general policy to follow ISS’s guidelines.  No employee of Edge may accept any remuneration in the solicitation of proxies.

6.	Errors

•	Edge will document errors and the resolution of errors.

7.	Recordkeeping

•
Documentation shall be maintained for at least five years.  Edge will keep records regarding all client requests to review proxy votes and accompanying responses.  Edge may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

•	Edge’s proxy voting record will be maintained by ISS. Edge will maintain documentation to support any decisions to vote against ISS Guidelines or recommendations.

2

8.	Class Actions

•
Edge generally does not file class action claims on behalf of its clients and specifically will not act on behalf of former clients that have terminated their relationship with Edge. Edge will only file permitted class action claims if that responsibility in specifically stated in the advisory contract.  Edge will maintain documentation related to any cost-benefit analysis to support decisions to opt out of any class action settlement.  This policy is disclosed in the firm’s Form ADV filing.

Historical Policies: Revised October 2010; February 2009; January 1, 2007; October 9, 2006 Adopted policy: March 31, 2004

3

EMERALD ADVISERS, INC.

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote.  It is EAI’s policy to vote all such proxies.  Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations.  The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management.  First and foremost, the investor is a fiduciary and secondly, an owner.  Fiduciaries and owners are responsible for their investments.  These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
a.	Compensation
b.	Corporate Expansion
c.	Dividend Policy
d.	Free Cash Flow
e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients.  Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management.  Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position.  In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members.  Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members.  Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process.  Independence though, is only the first criteria for a Board.  Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations.  Too many companies are really ownerless.  Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out.  A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.      Election of Directors, a Board of Directors, or any number of Directors.  In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

•      Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

•       Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

•      Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

•      Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

•      Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

•      Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

•      Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

•      Votes should be cast in favor of proposals to create shareholder advisory committees.  These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B.      Selection of Accountants:  EAI will generally support a rotation of accountants to provide a truly independent audit.  This rotation should generally occur every 4-5 years.

C.      Incentive Stock Plans.  EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D.      Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E.      Annual Meeting Location.  This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires.  Resolution.  EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F.      Preemptive Rights.  This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock.  Resolution:  We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G.      Mergers and/or Acquisitions.  Each  merger and/or acquisition has numerous ramifications for long term shareholder value.  Resolution:  After in-depth valuation EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor.  All proposals should be examined on a case by case basis.

A.      Provisions Restricting Shareholder Rights.  These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.  These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues.  Resolution:  Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.      Anti-Shareholder Measures.  These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation.  They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.    Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered.  This eliminates the possibility of removing entrenched management at any one annual election of directors.  Resolution:  Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.    Shareholder Rights Plans (Poison Pills):
Anti-acquisition proposals of this sort come in a variety of forms.  In general, issuers confer contingent benefits of some kind on their common stockholders.  The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.  Resolution:  Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3.    Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights.  EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally.  Resolution:  Vote Against proposals creating different classes of stock with unequal voting privileges.

4.    Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control.  This is another way for management to make changes in control of the company more difficult.  Resolution:  Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.    Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger.  The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive.  Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings.  Resolution:  Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat:  Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.    Increases in authorized shares and/or creation of new classes of common and preferred stock:
a.	Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock.  Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs.  However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure.  When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution:  On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination.  One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion.  The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders.  These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits.  Generally, managements propose that the liability of directors and management be either eliminated or limited.  Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management.  Therefore directors and management should be responsible for their fiduciary duty of care towards the company.  The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution:  On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger.  These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition.  Shareholders should be allowed to vote on all plans of this type.
Resolution:  On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail
EAI would not support management in the payment of greenmail.
Resolution:  EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected.  According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more.  This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest.  It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution:  Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids.  This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder.  These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”.  Directors are elected primarily to promote and protect the shareholder interests.  Directors should not allow other considerations to dilute or deviate from those interests.  Resolution:  EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting.  In this way, management is able to know before the final outcome how their proposals are being accepted.  If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes.  Elections should take place in normal democratic process which includes the secret ballot.  Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners.  Resolution:  Vote For proposals to establish secret ballot voting.

i.	Disclosure
Resolution:  EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records.  EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners
Resolution:  EAI will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest.  For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation
If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures.  Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc.  Resolution:  On a case by case basis, EAI will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access.  Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement.  The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement.  Resolution:  EAI will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes
EAI supports changes in the method of accounting for abstention votes.  Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting.  Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.  Votes cast abstaining should not be included in total votes cast.  Resolution:  EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

EAI, in general supports the position of management.  Exceptions to this policy Include:

1.	South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EAI may manage a variety of corporate accounts that are publically traded. EAI will use Glass-Lewis recommendations to avoid any appearance of a conflict of interest when voting proxies of its clients that are publically traded companies.

Global Proxy Voting
Procedures and Guidelines
For North America

2011 Edition

April 1, 2011

JPMorgan Asset Management Corporate Governance

Table of Contents- North America

Part I:	JPMorgan Asset Management Global Proxy-Voting Procedures

	A.	Objective	3
	B.	Proxy Committee	3
	C.	The Proxy Voting Process	3
	D.	Material Conflicts of Interest	5
	E.	Escalation of Material Conflicts of Interest	5
	F.	Recordkeeping	6
		Exhibit A	6

Part II:	JPMorgan Asset Management Proxy-Voting Guidelines

	A.	North America	8-23
		Table of Contents	9-10
		Guidelines	11-23

JPMorgan Asset Management Corporate Governance

Part I:	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of 13 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan. 2
_______________________
¹ Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Fund’s proxy voting policies and not the policies of JPMAM.  The Undiscovered Managers Behavioral Growth Fund, and Undiscovered Managers Behavioral Value Fund, the JPMorgan Access Growth Fund and the JPMorgan Access Balanced Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.
2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

JPMorgan Asset Management Corporate Governance

C.	The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

JPMorgan Asset Management Corporate Governance

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:
•	removing certain JPMAM personnel from the proxy voting process;
•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
•	deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

JPMorgan Asset Management Corporate Governance

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated
Bear Stearns Asset management

JPMorgan Asset Management Corporate Governance

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

JPMorgan Asset Management Corporate Governance

Part II.A: North America Proxy Voting

JPMorgan Asset Management Corporate Governance

Part II.A: North America Guidelines Table of Contents

1.	Uncontested Director Elections		11

2.	Proxy Contests		11
	a.	Election of Directors	11
	b.	Reimburse Proxy Solicitation Expenses	11

3.	Ratification of Auditors		12

4.	Proxy Contest Defenses		13-14
	a.	Board Structure: Staggered vs. Annual Elections	13
	b.	Shareholder Ability to Remove Directors	13
	c.	Cumulative Voting	13
	d.	Shareholder Ability to Call Special Meeting	14
	e.	Shareholder Ability to Act by Written Consent	14
	f.	Shareholder Ability to Alter the Size of the Board	14

5.	Tender Offer Defenses		14-15
	a.	Poison Pills	14
	b.	Fair Price Provisions	14
	c.	Greenmail	14
	d.	Unequal Voting Rights	14
	e.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws	15
	f.	Supermajority Shareholder Vote Requirement to Approve Mergers	15

6.	Miscellaneous Board Provisions		15-16
	a.	Separate Chairman and CEO Positions	15
	b.	Lead Directors and Executive Sessions	15
	c.	Majority of Independent Directors	15
	d.	Stock Ownership Requirements	16
	e.	Term of Office	16
	f.	Director and Officer Indemnification and Liability Protection	16
	g.	Board Size	16
	h.	Majority Vote Standard	16

7.	Miscellaneous Governance Provisions		16-17
	a.	Independent Nominating Committee	16
	b.	Confidential Voting	16
	c.	Equal Access	16
	d.	Bundled Proposals	16
	e.	Charitable Contributions	16
	f.	Date/Location of Meeting	17
	g.	Include Nonmanagement Employees on Board	17
	h.	Adjourn Meeting if Votes are Insufficient	17
	i.	Other Business	17
	j.	Disclosure of Shareholder Proponents	17

8.	Capital Structure		17-18
	a.	Common Stock Authorization	17
	b.	Stock Distributions: Splits and Dividends	17
	c.	Reverse Stock Splits	17
	d.	Blank Check Preferred Authorization	17
	e.	Shareholder Proposals Regarding Blank Check Preferred Stock	17
	f.	Adjustments to Par Value of Common Stock	18
	g.	Restructurings/Recapitalizations	18
	h.	Share Repurchase Programs	18
	i.	Targeted Share Placements	18

JPMorgan Asset Management Corporate Governance

Part II.A: North America Guidelines Table of Contents

9.	Executive and Director Compensation		18-20
	a.	Stock-based Incentive Plans	18
	b.	Approval of Cash or Cash-and-Stock Bonus Plans	19
	c.	Shareholder Proposals to Limit Executive and Director Pay	19
	d.	Say on Pay	19
	e.	Golden and Tin Parachutes	19
	f.	401(k) Employee Benefit Plans	19
	g.	Employee Stock Purchase Plans	20
	h.	Option Expensing	20
	i.	Option Repricing	20
	j.	Stock Holding Periods	20
	k.	Transferable Stock Options
	l.	Recoup Bonuses	20

10.	Incorporation		20
	a.	Reincorporation Outside of the United States	20
	b.	Voting on State Takeover Statutes	20
	c.	Voting on Reincorporation Proposals	20

11.	Mergers and Corporate Restructurings		20-21
	a.	Mergers and Acquisitions	20
	b.	Nonfinancial Effects of a Merger or Acquisition	20
	c.	Corporate Restructuring	21
	d.	Spin-offs	21
	e.	Asset Sales	21
	f.	Liquidations	21
	g.	Appraisal Rights	21
	h.	Changing Corporate Name	21

12.	Social and Environmental Issues		21-23
	a.	Energy and Environment	21
	b.	Military Business	22
	c.	International Labor Organization Code of Conduct	22
	d.	Promote Human Rights in China, Nigeria, and Burma	22
	e.	World Debt Crisis	22
	f.	Equal Employment Opportunity and Discrimination	22
	g.	Animal Rights	22
	h.	Product Integrity and Marketing	22
	i.	Human Resources Issues	22
	j.	Link Executive Pay with Social and/or Environmental Criteria	23
	k.	High Risk Markets	23
	l.	Political Contributions	23

13.	Foreign Proxies		23

14.	Pre-Solicitation Contact		23

JPMorgan Asset Management Corporate Governance

Part II.A: North America Guidelines

1.	Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

JPMorgan Asset Management Corporate Governance

3.	Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

JPMorgan Asset Management Corporate Governance

4.	Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

1) Majority of board composed of independent directors,

2) Nominating committee composed solely of independent directors,

3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

1) Annually elected board,

2) Majority of board composed of independent directors,

3) Nominating committee composed solely of independent directors,

4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

5) Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

6) Absence of superior voting rights for one or more classes of stock,

7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

JPMorgan Asset Management Corporate Governance

4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting,should require more than a de minimus number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

JPMorgan Asset Management Corporate Governance

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

•	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2)	Serves as liaison between the chairman and the independent directors,

(3)	Approves information sent to the board,

(4)	Approves meeting agendas for the board,

(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6)	Has the authority to call meetings of the independent directors, and

(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;

•	2/3 of independent board;

•	All-independent key committees;

•	Committee chairpersons nominated by the independent directors;

•	CEO performance is reviewed annually by a committee of outside directors; and

•	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

JPMorgan Asset Management Corporate Governance

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size
Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use  independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

JPMorgan Asset Management Corporate Governance

7f. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

JPMorgan Asset Management Corporate Governance

8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

JPMorgan Asset Management Corporate Governance

Review case by case stock based plans for companies which rely heavily upon stock for incentive compensation. These companies include high growth and financial services companies where threshhold tests fall within 5% of either threshold test (burn rate and /or shareholder transfer value tests).

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Say on Pay – Advisory Vote
Review on a casy-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

9e. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

9f. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

JPMorgan Asset Management Corporate Governance

9g. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9h. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9i. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9j. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9k. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9l. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10.	Incorporation
10a. Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

JPMorgan Asset Management Corporate Governance

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name
Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment
Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

JPMorgan Asset Management Corporate Governance

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis
Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights
Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

JPMorgan Asset Management Corporate Governance

12j. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

12l.Political Contribution
Generally vote aganst proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

13.	Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14.	Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•	a pending acquisition or sale of a substantial business;
•	financial results that are better or worse than recent trends would lead one to expect;
•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

JPMorgan Asset Management Corporate Governance

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

JPMorgan Asset Management Corporate Governance

Proxy Voting

POLICY:	As investment advisor, Mellon Capital Management Corporation (“Mellon Capital’) is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital’s proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

Mellon Capital retains third party proxy voting services currently Institutional Shareholder Services (“ISS”), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In Addition, Mellon Capital also retains Glass Lewis for research only. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

Mellon Capital has adopted The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting Policy (See Exhibit A).

PROCEDURES FOR ACCOUNT SET-UP & MONITORING OF ISS:

Mellon Capital’s Onboarding Team has implemented procedures designed to ensure that; (1) the client’s custodian is instructed to send their client’s proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS’ activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).

VOTING DISCLOSURE:	Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital’s Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

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RECORDKEEPING:	ISS maintains proxy voting records on behalf of Mellon Capital.

VOTING BNY MELLON STOCK:
It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BNY Mellon Stock held by any Mellon Capital accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

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Exhibit A

15 September 2011

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and certain of the banking subsidiaries of BNY Mellon (BNY Mellon’s participating investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

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5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

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8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary to vote proxies of other issuers in our discretion.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

12.	Charter – We maintain a Charter which lists the Committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

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October 1, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

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Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

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•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

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i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

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h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

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C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

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•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

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We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

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7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

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3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

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I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

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A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

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If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

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APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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Principal Global Investors, LLC

Principal Real Estate Investors, LLC

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

•	The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting services utilized by the Advisers are not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (a “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Compliance Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

1 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXXI).

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Investment Accounting Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with the respective wrap program sponsor and the Compliance Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

-	Restrictions for share blocking countries;[2]
-	Casting a vote on a foreign security may require that the adviser engage a translator;
-	Restrictions on foreigners’ ability to exercise votes;
-	Requirements to vote proxies in person;
-	Requirements to provide local agents with power of attorney to facilitate the voting instructions;
-	Untimely notice of shareholder meeting;
-	Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

2 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.

•	The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

•	The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Investment Accounting and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.

•	The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.

•	The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class action claims on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class action claims is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Compliance Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Revised 12/2011 ♦ Supersedes 12/2010

T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.  T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

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 Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and, to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

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Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place.

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Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We evaluate proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions on a case-by-case basis.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

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Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

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Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

6

PART C. OTHER INFORMATION

Item 28. Exhibits.

(a)	(1)	Amendment and Restatement of the Articles of Incorporation – Filed as Ex-99.A on 10/24/00 (Accession No. 0000012601-00-500016) and Filed as Ex-99.A on 04/27/06 (Accession No. 0000009713-06-000042)
	(2)	(a)	Articles of Amendment (Incorporated by reference from exhibit #1(b)to registration statement No. 333-137812 filed on Form N-14 on 10/05/06) (Accession No. 0000012601-06-000026)
		(b)	Articles of Amendment effective 05/17/08 – Filed as Ex-99.A4 on 04/27/09 (Accession No. 0000898745-09-000217)
		(c)	Articles of Amendment dated 06/30/09 – Filed as Ex-99.(A)(2)(C) on 10/07/09 (Accession No. 0000898745-09-000486)
		(d)	Articles of Amendment dated 07/19/10 – Filed as Ex-99 (a)(2)(d) on 03/02/11 (Accession No. 0000898745-11-000061)
	(3)	(a)	Articles Supplementary – Filed as Ex-99.A.1 on 02/13/02 (Accession No. 0001126872-02-000002)
		(b)	Articles Supplementary dated 12/15/03 – Filed as Ex-99.A on 02/26/04 (Accession No. 0000870786-04-000042)
		(c)	Articles Supplementary dated 6/14/04 – Filed as Ex-99.A on 08/27/04 (Accession No. 0001127048-04-000101)
		(d)	Certificate of Correction of Articles Supplementary dated 10/7/04 – Filed as Ex-99.A on 02/24/05 (Accession No. 000087086-05-000028)
		(e)	Articles Supplementary dated 12/13/04 – Filed as Ex-99.A on 04/29/05 (Accession No. 0000870786-05-000132)
		(f)	Articles Supplementary dated 07/07/06 (Incorporated by reference from exhibit #1(b)(6)to registration statement No. 333-137812 filed on Form N-14 on 10/5/06) (Accession No. 0000012601-06-000026)
		(g)	Articles Supplementary dated 06/19/09 – Filed as Ex-99.(A)(3)(G) on 10/07/09 (Accession No. 0000898745-09-000486)
		(h)	Articles Supplementary dated 10/02/06 – Filed as Ex-99 (a)(3)(h) on 03/02/11 (Accession No. 0000898745-11-000061)
		(i)	Articles Supplementary dated 11/11/09 – Filed as Ex-99 (a)(3)(i) on 03/02/11 (Accession No. 0000898745-11-000061)
		(j)	Articles Supplementary dated 05/19/10 – Filed as Ex-99 (a)(3)(j) on 03/02/11 (Accession No. 0000898745-11-000061)
		(k)	Articles Supplementary dated 06/17/10 – Filed as Ex-99 (a)(3)(k) on 03/02/11 (Accession No. 0000898745-11-000061)
		(l)	Articles Supplementary dated 09/29/10 – Filed as Ex-99 (a)(3)(l) on 03/02/11 (Accession No. 0000898745-11-000061)
		(m)	Articles Supplementary dated 01/06/11 – Filed as Ex-99 (a)(3)(m) on 03/02/11 (Accession No. 0000898745-11-000061)
		(n)	Articles Supplementary dated 09/08/11 *
(b)	By-laws – Filed as Ex-99 (b) on 03/02/11 (Accession No. 0000898745-11-000061)

(c)	These have been previously filed as noted in response to Items 28(a) and 28(b).
(d)	(1)	(a)	Management Agreement – Filed as Ex-99.B5.A on 10/24/97 (Accession No. 0000915728-97-000059)
		(b)	First Amendment to Management Agreement – Filed as Ex-99.B5.A1 on 02/13/98 (Accession No. 0000012601-98-000001)
		(c)	Second Amendment to Management Agreement – Filed as Ex-99.D.3 on 10/24/00 (Accession No. 0000012601-00-500016)
		(d)	Third Amendment to Management Agreement – Filed as Ex-99.D.4 on 10/24/00 (Accession No. 0000012601-00-500016)
		(e)	Fourth Amendment to Management Agreement – Filed as Ex-99.D on 12/31/03 (Accession No. 000087086-03-000210)
		(f)	Amended & Restated Management Agreement dated 12/31/09 – Filed as Ex-99.D(1)(o) on 03/02/10 (Accession No. 0000898745-10-000147)
	(2)	(a)	Amended & Restated Investment Service Agreement dated 4/1/04 – Filed as Ex-99.D on 06/15/04 (Accession No. 0000870786-04-000104)
	(3)	(a)	Brown Investment Advisory Incorporated Sub-Advisory Agreement dated 07/01/09 – Filed as Ex-99.D on 08/20/09 (Accession No. 0000898745-09-000377)
	(4)	(a)	ClearBridge Advisors, LLC Sub-Advisory Agreement dated 10/1/09 – Filed as Ex-99.(D)(5)(A) on 10/07/09 (Accession No. 0000898745-09-000486)
	(5)	(a)	Amended & Restated Sub-Advisory Agreement — CCI dated 12/15/06 – Filed as Ex-99.D on 04/19/07 (Accession No. 0000898745-07-000045)
	(6)	(a)	Edge Asset Management, Inc. Sub-Advisory Agreement dated 1/4/07 – Filed as Ex-99.D on 01/09/07 (Accession No. 0000898745-07-000006)
	(7)	(a)	Amended & Restated Sub-Advisory Agreement — Emerald dated 01/01/10 – Filed as Ex-99 (d)(8)(a) on 03/02/11 (Accession No. 0000898745-11-000061)
	(9)	(a)	Amended & Restated Sub-Advisory Agreement — JP Morgan dated 01/01/10 – Filed as Ex-99 (d)(10)(a) on 03/02/11 (Accession No. 0000898745-11-000061)
	(10)	(a)	Amended & Restated Sub-Advisory Agreement — Mellon Equity dated 01/01/10 – Filed as Ex-99 (d)(12)(a) on 03/02/11 (Accession No. 0000898745-11-000061)
	(11)	(a)	Amended & Restated Sub-Advisory Agreement — Morgan Stanley dated 8/23/04 – Filed as Ex-99.D on 02/24/05 (Accession No. 000087086-05-000028)
	(12)	(a)	Amended & Restated Sub-Advisory Agreement — PGI dated 07/01/09 – Filed as Ex-99.(D)(14)(L) on 10/07/09 (Accession No. 0000898745-09-000486)
	(13)	(a)	Amended & Restated Sub-Advisory Agreement — PREI dated 1/1/06 – Filed as Ex-99.D on 10/24/06 (Accession No. 000012601-06-000029)
	(14)	(a)	Amended & Restated Sub-Advisory Agreement — T. Rowe Price dated 01/01/10 – Filed as Ex-99 (d)(17)(a) on 03/02/11 (Accession No. 0000898745-11-000061)
(e)	Distribution Agreement – Filed as Ex-99.E on 10/24/00 (Accession No. 0000012601-00-500016)
	(1)	Amended & Restated Distribution Agreement dated 6/14/04 – Filed as Ex-99.E on 08/27/04 (Accession No. 0001127048-04-000101)
	(2)	Distribution Agreement dated 1/12/07 – Filed as Ex-99.(E)(2) on 02/29/08 (Accession No. 0000950137-08-003049)
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	(3)	Distribution Agreement dated 12/14/09 – Filed as Ex-99 (e)(3) on 03/02/11 (Accession No. 0000898745-11-000061)
(f)	N/A
(g)	Custodian Agreement
	(1)	Domestic and Global Custodian Agreement with Bank of New York – Filed as Ex-99.(G)(1) on 04/25/08 (Accession No. 0000950137-08-006048)
(h)	(1)	Agreement and Plan of Reorganization and Liquidation – Filed as Ex-99.B9 on 10/24/97 (Accession No. 0000915728-97-000059)
	(2)	Transfer Agency Agreement dated 9/9/08 – Filed as Ex-99.H2 on 04/27/09 (Accession No. 0000898745-09-000217)
	(3)	Capital Support Agreement dated 9/22/08 – Filed as Ex-99.H3 on 04/27/09 (Accession No. 0000898745-09-000217)
	(4)	Contractual Fee Waiver Agreement dated 4/29/08 – Filed as Ex-99.H4 on 04/27/09 (Accession No. 0000898745-09-000217)
(i)	Legal Opinion **
(j)	(1)	Consent of Independent Auditors – N/A
	(2)	Rule 485(b) opinion – N/A
	(3)	Powers of Attorney – Filed as Ex-99.(J)(3) on 04/25/08 (Accession No. 0000950137-08-006048)
(k)	Omitted Financial Statements N/A

(l)	Initial Capital Agreements
	(1-11)	Initial Capital Agreements 1987 – Filed as Ex-99.L on 04/27/01 (Accession No. 0000012601-01-500015)
	(12-19)	Initial Capital Agreements 1998 – Filed as Ex-99.L on 04/27/01 (Accession No. 0000012601-01-500015)
	(20-23)	Initial Capital Agreements 1999 – Filed as Ex-99.L on 04/27/01 (Accession No. 0000012601-01-500015)
	(24-26)	Initial Capital Agreements 2000 – Filed as Ex-99.L on 04/27/01 (Accession No. 0000012601-01-500015)
	(27)	Initial Capital Agreements 05/01/03 – Filed as Ex-99.L on 02/26/04 (Accession No. 0000870786-04-000042)
	(28)	Initial Capital Agreements 08/30/04 – Filed as Ex-99.L on 02/24/05 (Accession No. 000087086-05-000028)
	(29)	Initial Capital Agreement 1/5/07 – Filed as Ex-99.(L)(29) on 02/29/08 (Accession No. 0000950137-08-003049)

(m)	Rule 12b-1 Plan
	(1)	Class 2 Plan as of 5/1/09 – Filed as Ex-99.M (1) on 06/26/09 (Accession No. 0000898745-09-000330)
	(2)	Amended Distribution Plan and Agreement Class 2 Shares dated 05/01/09 – Filed as Ex-99.(E)(3) on 10/07/09 (Accession No. 0000898745-09-000486)
	(3)	Amended Distribution Plan and Agreement Class 2 Shares dated 07/21/09 – Filed as Ex-99.(E)(4) on 10/07/09 (Accession No. 0000898745-09-000486)
3

	(4)	Amended Distribution Plan and Agreement Class 2 Shares dated 9/21/09 – Filed as Ex-99 (E)(5) on 10/07/09 (Accession No. 0000898745-09-000486)
	(5)	Amended Distribution Plan and Agreement Class 2 Shares dated 12/14/10 – Filed as Ex-99 (m) (5) on 03/02/11 (Accession No. 0000898745-11-000061)
(n)	Rule 18f-3 Plan – Filed as Ex-99.N on 06/26/09 (Accession No. 0000898745-09-000330)
(o)	Reserved
(p)	Codes of Ethics
	(1)	Brown Investment Advisory Incorporated Code of Ethics dated 08/11 *
	(2)	ClearBridge Advisors, LLC Code of Ethics dated 06/08/10 – Filed as Ex-99(p)(2) on 04/28/11 (Accession No. 0000898745-11-000244)
	(3)	Columbus Circle Investors Code of Ethics dated 06/01/11 *
	(4)	Edge Asset Management Code of Ethics dated 07/21/11 *
	(5)	Emerald Code of Ethics dated 12/20/11 *
	(6)	JP Morgan Code of Ethics dated 07/15/11 *
	(7)	Mellon Code of Ethics dated 09/29/11 *
	(8)	Morgan Stanley Investment Management Code of Ethics dated 03/01/11 *
	(9)	Principal Global Investors/Principal Real Estate Investors Code of Ethics dated 02/14/11 *
	(10)	Principal Fund Entities Code of Ethics (Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Management Corporation, Principal Financial Advisors, Princor Financial Services Corporation, Principal Funds Distributor, Inc.) dated 01/15/03 – Filed as Ex-99(p)(11) on 04/28/11 (Accession No. 0000898745-11-000244)
	(11)	Sr. & Executive Officers Code of Ethics (Sarbanes) dated 02/09/10 *
	(12)	T. Rowe Price Code of Ethics dated 05/20/11 *
	*	Filed herein.
	**	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant

The Registrant does not control and is not under common control with any person.

Item 30.	Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1. Was committed in bad faith; or

2. Was the result of active and deliberate dishonesty; or

(ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

4

(iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributors, their officers and directors, and any person who controls the Distributors within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributors, their officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributors to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributors against any liability to the Registrant or to its security holders to which the Distributors would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of their duties, or by reason of their reckless disregard of their obligations under this Agreement. The Registrant's agreement to indemnify the Distributors, their officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributors, their officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connections of Investment Adviser

Principal Management Corporation ("PMC") serves as investment adviser and administrator for Principal Variable Contracts Funds, Inc. ("PVC") and Principal Funds, Inc.("PFI"). PVC and PFI are funds sponsored by Principal Life Insurance Company.

A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below along with other employment with which that person has been engaged. This list includes some of the same people (designated by an *), who serve as officers and directors of the Registrant. For these people, the information as set out in the Statement of Additional Information (See Part B) under the caption "Management Incorporation" is incorporated by reference.

5

NAME & OFFICE WITH INVESTMENT ADVISER	OTHER COMPANY & PRINCIPAL BUSINESS ADDRESS	NATURE OF RELATIONSHIP (INVESTMENT ADVISER OFFICER’S OFFICE WITH OTHER COMPANY)

Patricia A. Barry	Principal Life	Counsel/Assistant Corporate Secretary
Assistant Corporate	Insurance Company (1)
Secretary

*Teresa M. Button	Principal Life	See Part B
Vice President and Treasurer	Insurance Company (1)

*Michael J. Beer	Principal Life	See Part B
Executive Vice President/	Insurance Company (1)
Chief Operating Officer,
Director

Tracy W. Bollin	Principal Funds	Chief Financial Officer -
Chief Financial Officer	Distributor, Inc. (2)	Principal Funds
and Princor Financial
Services Corporation (1)

*David J. Brown	Principal Life	See Part B
Senior Vice President	Insurance Company (1)

*Jill R. Brown	Principal Funds	See Part B
Senior Vice President,	Distributor, Inc. (2)
Director

*Ralph C. Eucher	Principal Life	See Part B
Director	Insurance Company (1)

*Nora M. Everett	Principal Life	See Part B
President and Director	Insurance Company (1)

James W. Fennessey	Principal Life	Head of Investment Manager
Vice President	Insurance Company (1)	Research

Michael P. Finnegan	Principal Life	Vice President &
Senior Vice President -	Insurance Company (1)	Chief Investment Officer – PMC
Investment Services

*Ernest H. Gillum	Principal Life	See Part B
Vice President and Chief	Insurance Company (1)
Compliance Officer

Eric W. Hays	Principal Life	Assistant Vice President - IT
Senior Vice President and	Insurance Company (1)
Chief Information Officer

Joyce N. Hoffman	Principal Life	Senior Vice President and
Senior Vice President and	Insurance Company (1)	Corporate Secretary
Corporate Secretary

*Patrick A. Kirchner	Principal Life	See Part B
Assistant General Counsel	Insurance Company (1)

*Jennifer A. Mills	Principal Life	See Part B
Counsel	Insurance Company (1)

Mariateresa Monaco	Principal Life	Portfolio Manager
Vice President/Portfolio Management	Insurance Company (1)

*Layne A. Rasmussen	Principal Life	See Part B
Vice President and	Insurance Company (1)
Controller - Principal Funds

David L. Reichart	Princor	Senior Vice President
Senior Vice President	Financial Services
Corporation (1)

Teri Root	Principal Life	Senior Compliance Advisor
Compliance Officer	Insurance Company (1)

6

NAME & OFFICE WITH INVESTMENT ADVISER	OTHER COMPANY & PRINCIPAL BUSINESS ADDRESS	NATURE OF RELATIONSHIP (INVESTMENT ADVISER OFFICER’S OFFICE WITH OTHER COMPANY)

*Michael D. Roughton	Principal Life	See Part B
Senior Vice President and	Insurance Company (1)
Counsel

*Adam U. Shaikh	Principal Life	See Part B
Counsel	Insurance Company (1)

Mark A. Stark	Principal Financial	Vice President
Vice President	Advisors, Inc. (1)

Jamie K. Stenger	Principal Life	Assistant Director –
Compliance Officer	Insurance Company (1)	Compliance

Jeffrey R. Tyler	Principal Life	Portfolio Manager –
Vice President/Portfolio Management	Insurance Company (1)	Asset Allocation

Randy L. Welch	Principal Financial	Vice President
Vice President -	Advisors, Inc. (1)
Investment Services

*Dan L. Westholm	Principal Financial	See Part B
Director - Treasury	Advisors, Inc. (1)

*Beth C. Wilson	Principal Life	See Part B
Vice President	Insurance Company (1)

(1)	711 High Street
Des Moines, IA 50392

(2)	1100 Investment Boulevard, Ste 200
El Dorado Hills, CA 95762

Item 32.	Principal Underwriter

(a)	Principal Funds Distributor, Inc. ("PFD") acts as principal underwriter for Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. PFD also serves as the principal underwriter for certain variable contracts issued by Farmers New World Life Insurance Company through Farmers Variable Life Separate Account A. PFD also serves as the principal underwriter for certain variable contracts issued by AIG SunAmerica Life Assurance Company and First SunAmerica Life Insurance Company, through their respective separate accounts.

(b)	(1)	(2)	(3)
	Name and principal business address	Positions and offices with principal underwriter (PFD)	Positions and Offices with the Fund
	Phillip J. Barbaria	Chief Compliance Officer	None
Principal Funds
Distributor, Inc. (2)

	Patricia A. Barry	Assistant Corporate	None
	The Principal	Secretary
Financial Group(1)

	Michael J. Beer	Executive Vice President	Executive Vice President
The Principal
Financial Group(1)

	Tracy W. Bollin	Chief Financial Officer	None
The Principal
Financial Group(1)

	David J. Brown	Senior Vice President	Chief Compliance Officer
The Principal
Financial Group(1)

7

Jill R. Brown	President and Director	Senior Vice President
The Principal
Financial Group(2)

Teresa M. Button	Vice President and Treasurer	Treasurer
The Principal
Financial Group(1)

Ralph C. Eucher	Director	Chairman of the Board
The Principal
Financial Group(1)

Nora M. Everett	Chairman of the Board	President, Chief Executive
The Principal		Officer and Director
Financial Group (1)

Cary Fuchs	Senior Vice President	Senior Vice President of Distribution
Principal Funds
Distributor, Inc.(2)

Stephen G. Gallaher	Assistant General Counsel	Assistant Counsel
The Principal
Financial Group(1)

Eric W. Hays	Senior Vice President and	None
The Principal	Chief Information Officer
Financial Group(1)

Timothy A. Hill	Vice President – Distribution/	None
Principal Funds	National Sales Manager
Distributor, Inc.(2)

Joyce N. Hoffman	Senior Vice President and	None
The Principal	Corporate Secretary
Financial Group(1)

Jennifer A. Mills	Counsel	Assistant Counsel
The Principal
Financial Group (1)

Timothy J. Minard	Director	None
The Principal
Financial Group (1)

Kevin J. Morris	Senior Vice President and	None
Principal Funds	Chief Marketing Officer
Distributor, Inc.(2)

David L. Reichart	Senior Vice President	None
The Principal
Financial Group(1)

Michael D. Roughton	Senior Vice President/Counsel	Counsel
The Principal
Financial Group(1)

Adam U. Shaikh	Counsel	Assistant Counsel
The Principal
Financial Group(1)

Mark A. Stark	Vice President	None
The Principal
Financial Group(1)

8

(b)	(1)	(2)	(3)
	Name and principal business address	Positions and offices with principal underwriter (PFD)	Positions and Offices with the Fund

	Dan L. Westholm	Director - Treasury	Assistant Treasurer
	The Principal
	Financial Group(1)

(1)	711 High Street
Des Moines, IA 50392

(2)	1100 Investment Boulevard, Ste 200
El Dorado Hills, CA 95762-5710
(c)	N/A.

Item 33.	Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 34.	Management Services

N/A.

Item 35.	Undertakings

N/A.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 14th day of February, 2012.

Principal Variable Contracts Funds, Inc.

(Registrant)

/s/ N. M. Everett

N. M. Everett

President, Director and

Chief Executive Officer

Attest:

/s/ Beth Wilson

Beth Wilson

Vice President and Secretary

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Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

	Chairman of the Board	February 14, 2012
R. C. Eucher

/s/ N. M. Everett	President, Chief Executive	February 14, 2012
N. M. Everett	Officer and Director
(Principal Executive Officer)

/s/ L. A. Rasmussen	Vice President, Controller	February 14, 2012
L. A. Rasmussen	and Chief Financial Officer
(Principal Financial Officer and Controller)

/s/ M. J. Beer	Executive Vice President	February 14, 2012
M. J. Beer

(E. Ballantine)*	Director	February 14, 2012
E. Ballantine

(K. Blake)*	Director	February 14, 2012
K. Blake

(C. Damos)*	Director	February 14, 2012
C. Damos

(R. W. Gilbert)*	Director	February 14, 2012
R. W. Gilbert

(M. A. Grimmett)*	Director	February 14, 2012
M. A. Grimmett

(F. S. Hirsch)*	Director	February 14, 2012
F. S. Hirsch

(W. C. Kimball)*	Director	February 14, 2012
W. C. Kimball

(B. A. Lukavsky)*	Director	February 14, 2012
B. A. Lukavsky

(D. Pavelich)*	Director	February 14, 2012
D. Pavelich

*By                /s/ M. J. Beer

M. J. Beer

Executive Vice President

* Pursuant to Powers of Attorney

Previously filed on April 25, 2008

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